Exhibit 10.23

Execution Version

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (this “Agreement”) is entered into between CSG Systems, Inc., a Delaware corporation with offices at 9555 Maroon Circle, Englewood, Colorado 80111 (“CSG”), and Dish Network L.L.C., a Colorado limited liability company with offices at 9601 S. Meridian Blvd, Englewood, Colorado, 80112 (“Customer”) and shall be effective on January 1, 2010 (the “Effective Date”).

WHEREAS, CSG and Customer are parties to a CSG Master Subscriber Management System Agreement entered into on November 5, 2005 (the “2005 Agreement”), and related amendments, statements of work, letters of authorization or other documents entered into by the parties pursuant to the 2005 Agreement (collectively, the “Prior Agreement”), and upon the Effective Date of this Agreement the terms and conditions of the Prior Agreement shall no longer govern the relationship of the parties except to the extent specifically provided in Section 34 of this Agreement.

WHEREAS, Customer desires to obtain from CSG, and CSG desires to provide to Customer, the services set forth below, which, along with any other CSG services subsequently provided by CSG to Customer under this Agreement, are collectively referred to herein as the “Services,” and which are defined in Schedule A, including its Exhibits, attached hereto and incorporated herein.

WHEREAS, Customer desires to obtain from CSG, and CSG desires to grant to Customer, a license to use the software products set forth in Exhibit B-1 to Schedule B hereof (as further described in Section 12(b) and Exhibit B-1(a)), including, but not limited to, the Embedded Third-Party Software (as defined in Section 9), which, along with any other CSG products subsequently licensed by CSG to Customer under this Agreement, are collectively referred to herein as the “Products.”

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, CSG and Customer agree as follows:

1.	FEES AND EXPENSES. The Products and Services will be provided for the fees set forth in Schedule F. Customer shall also reimburse CSG for reasonable out-of-pocket expenses (“Reimbursable Expenses”), including travel and travel-related expenses that are consistent with CSG’s standard travel reimbursement policies and are incurred by CSG in connection with CSG’s performance of its obligations hereunder; ******** **** **** ******* ** ******** **** *** ********* ** ****** **,***.**, **** ********** ***** ** ********** **** *** ********* ********’* ***** ******* *******.

2.	INVOICES AND PAYMENT.

(a)	Payment; Offset. Customer shall pay Undisputed (defined below) amounts due hereunder within *****-**** (**) ******** **** after the date of invoice via electronic funds transfer (“EFT”) or automated clearing house (“ACH”). Notwithstanding anything to the contrary in this Agreement, CSG understands and agrees that any and all Undisputed payments, damages and liabilities due and payable to Customer by CSG under this Agreement or otherwise are subject to set-off by Customer against any and all Undisputed payments, damages and liabilities due and payable to CSG under this Agreement or otherwise. The parties further agree that any and all Undisputed payments, damages or liabilities due and payable to CSG by Customer under this Agreement are subject to set-off by CSG against any Undisputed payments, damages or liabilities due and payable to Customer under this Agreement. For purposes of this Agreement, “Undisputed” shall mean not disputed by either party in writing and in good faith. Any amount that is Undisputed that is not paid when due shall thereafter bear interest until paid at a rate equal to the ****** ** *** *** ******** ******* (****) *** ***** or the maximum rate allowed by applicable law. Customer shall pay all amounts in U.S. currency.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

(b)	Disputed Payments. To dispute an invoice, Customer must provide written notice to CSG stating Customer’s concern with the invoice on or before the date that such invoice becomes due and payable. CSG and Customer shall attempt to resolve such concern, but if no resolution is reached within ****** (**) ******** **** following CSG’s receipt of written notice of the disputed amount, then either party may request escalation to the other party’s executive management for resolution of the matter in accordance with Section 23 entitled Escalation. If no resolution is reached with respect to disputed amounts after the parties have followed the escalation procedures set forth in Section 23, then, if all then-outstanding disputed amounts equal or exceed ****,***, or if both the Processing Term and the Print and Mail Term (including the Extended Term in each case, if applicable) have expired or been terminated, then either party may initiate mediation in accordance with the provisions of Section 31(c) to resolve the disputed payment amounts. (Each capitalized term used in the foregoing sentence is defined in Section 18.) The foregoing shall not restrict or prohibit either party from exercising any other rights or remedies that it may have under this Agreement or otherwise. It is understood and agreed that Customer’s failure to dispute an invoice shall not be deemed to bar Customer from asserting a claim with respect to the charges appearing on such invoice; provided, however that Customer shall provide written notice of any such claim within one year of the date that Customer knows of or should have reasonably known of such claim.

(c)	Deposit. Upon execution of this Agreement, Customer will provide a deposit in the amount of *** ***** ** *** **** ******* ********** *** ******** ** ******** * (“Processing Deposit”). This deposit shall be applied, not to be duplicative, as follows: (i) against Guaranteed Fees (as defined in Schedule F); or (ii) against the final Monthly Processing Fee. In the event the Extended Agreement Option has been executed, then, commencing with the next invoice submitted to Customer by CSG, the Processing Deposit shall be applied against current fees until extinguished. If after taking into account (i) and (ii) above, any Processing Deposit remaining upon termination of this Agreement, such amounts will be promptly refunded to Customer.

(d)	Postage Deposit. As provided in Section 7 of Exhibit A-3 of this Agreement.

(e)	Invoice. CSG shall invoice ******* ********** **** ***** (**) ******** **** ** ******* of the month in which services are to be provided. ** ** *******, *** ***** ******* ******** ** ******** *, **** *** *** ******* **** ******* ********** ***. The parties agree that the January 2010 Monthly Processing Fees shall be invoiced upon the execution of this Agreement and Customer agrees ** **** ******* ** ****** ** ******** *** ******* **** ******* ********** *** ******* ** ******** *, ****. Except for *** ******* ********** ****, all other Products and Services provided by CSG under this Agreement shall be invoiced in accordance with Schedule F.

3.	TAXES. All amounts payable by Customer to CSG under this Agreement do not include any applicable use, sales, property or other taxes that may be assessable in connection with this Agreement. Customer will pay any taxes in addition to the amount due and payable. CSG shall not be responsible for the payment of taxes related to Customer’s export of Export Approved Products. If Customer pays any such tax directly to the appropriate taxing authority, Customer shall furnish CSG with the official receipt of such payment. Notwithstanding the foregoing, Customer shall not be liable for payment of any taxes based on, or measured by, CSG’s income.

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4.	INCREASE IN FEES. *** ***** *** ******** *** ** *** **** ********* ** **** ********* ***** ** *** ***** *********** **** ** *** ********* ****. **********, **** ****** (**) ******** ****’ ***** ******* ******, ****** **** ******* ** *** ******* ********** ***, *** *** ******** **** ******** ** ** ****** ***** ** ***** *** ***-**** ******* (*.**). In the event CSG’s respective vendors increase the cost for paper, envelopes or Non-Embedded Third-Party Software by **** **** ***** *** ***-**** ******* (*.**) ***** the price paid by CSG as of the latter of the Effective Date or the date of the most recent fee increase for such product pursuant to this Section 4 (in either case, the “Prior Price”), CSG agrees to provide Customer with ** **** **** ****** (**) ******** **** written notice prior to each anniversary date of the Effective Date of the Agreement and shall increase corresponding fees to Customer by *** ******** ********** ******* *** **** ******** ** *** *** * **** ******** ** ***** *** ***-**** ******* (*.**) ***** *** ***** *****. Furthermore, the parties agree that the fees for postage are dependent upon the postage rates set by the United States Postal Service and CSG may increase the fees it charges to Customer for postage at any time upon written notice to Customer to account for variations in such rates. For the avoidance of doubt, the amount of the Monthly Processing Fee shall be as specified in Schedule F.

5.	SHIPMENT. Unless otherwise mutually agreed to by the parties, CSG will use commercially reasonable efforts to make software available for electronic download by Customer with the use of an access code provided by CSG. Customer’s license to the Products commences upon Customer’s receipt of access to the Products. Upon timely notice by Customer to CSG, CSG will immediately replace, at CSG’s expense, any Products that are lost or damaged while in route to, or when received by, Customer. At no additional cost or expense to Customer, CSG will comply with Customer’s request for method of delivery of Products (including third-party software), whether via disc, tape, electronic download by Customer with the use of an access code provided by CSG, or other medium, so long as such format is available to CSG using commercially reasonable efforts.

6.	EQUIPMENT PURCHASE.

(a)	Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (the “Required Equipment”) that are necessary at Customer’s place of business in order for Customer to utilize the Services and the Products. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At Customer’s request and subject to the terms and conditions of Schedule B, CSG will consult with, assist and advise Customer regarding Customer’s discharge of its responsibilities with respect to the Required Equipment, and CSG, in its sole discretion, may obtain for Customer, upon Customer’s written request, any Required Equipment at CSG’s then-current prices and on terms and conditions set forth in a separately executed purchase agreement. As of the Effective Date, the parties agree that (i) the Services and Products are functioning in an acceptable manner in relation to the Required Equipment identified in this section, (ii) CSG is not aware of any necessary changes or modifications to the Required Equipment that it has not already communicated to Customer as provided in Schedule M, and (iii) Customer shall be required to make changes to the Required Equipment solely in accordance with such plans for changes to the Products, Services, Deliverables and Required Equipment as the parties may mutually agree upon from time to time, provided that any such plans shall (A) expressly describe the Required Equipment that would be required for the execution thereof and (B) be approved by the Customer Contract Executive or the Vice-President of IT Operations. Such plans may include, but shall not be limited to, the software development lifecycle, change management process and work request form process.

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(b)	If necessary for Customer to receive the Products and/or Services, CSG may provide, at Customer’s option and expense, the required data communications line from CSG’s data processing center to each of Customer’s system site locations (the “System Sites”), which Customer may amend from time to time, as appropriate. Customer shall pay all fees and charges in connection with the installation and use of any peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

7.	PRODUCTS WARRANTIES AND REMEDIES.

(a)	Limited Warranty. Except as otherwise provided herein (in Sections that include, but are not necessarily limited to, Sections 7, 8, and 9), CSG represents and warrants that, upon and continuing after delivery for a period of ****** (**) ******** **** (the “Warranty Period”) the Products and any third-party software provided by CSG under this Agreement set forth in Exhibit B-1(b) (the “Non-Embedded Third-Party Software,” and together with the Embedded Third-Party Software (as defined in Section 9), the “Third-Party Software”), and any Deliverables (as defined in Exhibit A-2) provided by CSG under Exhibit A-2, will: (i) conform to CSG’s specifications set forth in the Documentation (as defined in Section 12(b)) or the specifications set forth in the applicable design document for a statement of work or ASH (as defined in Section 7 of Exhibit A-1) project, including, but not limited to, any specifications relating to the performance of the Embedded Third-Party Software and the interoperability of the Third-Party Software with the Products and Deliverables, and (ii) that the Products and Deliverables will perform in the Designated Environment (as defined in Section 11) as described in the Documentation. It is understood and agreed that, as it relates to the Non-Embedded Third-Party Software, the foregoing limited warranty shall apply solely with respect to the interoperability of such software with the Products and Deliverables. CSG also warrants that the Services (including, but not limited to, the Technical Services as described in Exhibit A-2) will be performed in accordance with customary industry standards, and in a professional and workmanlike manner by qualified professionals. Except as set forth in the first sentence of this Section 7(a), any Non-Embedded Third-Party Software provided by CSG under this Agreement, shall be provided AS IS, except if and to the extent that the licensor of the foregoing provides any warranty or other rights or protections (collectively, “Protections”) to its or CSG’s end-user customers. If such licensor does provide any such Protections, then CSG shall take such commercially reasonable actions as may be necessary to pass such Protections through to Customer. In addition, CSG represents and Customer acknowledges that (A) the Products, Deliverables and the Third-Party Software may not satisfy all of Customer’s requirements and (B) the use of the Products, Deliverables and Third-Party Software may not be uninterrupted or error-free. Customer further acknowledges that the fees and other charges contemplated under this Agreement are based on the limited warranty, disclaimers and limitation of liability specified in this Agreement (including, but not limited to this Section 7 and Sections 8, 15, 16 and 17). The parties agree that any expired warranties for Products, Services or Deliverables under the Prior Agreement shall not renew or be revived as a result of the parties executing this Agreement.

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(b)	Insertion Warranty. CSG further warrants that it has not knowingly inserted, or knowingly allowed to be inserted, and will use all commercial efforts to prevent insertion into the Products and Services, and/or the medium in which the Products and Services and other materials are provided to Customer by CSG, any program, code, information or command, including viruses, bombs, worms, backdoors or Trojan horses: (i) that are designed to cause the Products or Services, or any of Customer’s software or hardware to malfunction, self-destruct or deny services, (ii) that are designed to cause damage to or degrade performance of any computer, network, or any information, program or data contained therein, or (iii) that are designed to enable unauthorized access to any of Customer’s software or hardware.

(c)	Remedies. In case of breach of warranty (under this Section 7) or any other duty related to the performance or quality of the Products, Deliverables or Services, including, but not limited to, any such breach related to the interoperability of the Third-Party Software with the Products and Deliverables, CSG or its representative will, subject to the confidentiality provisions of this Agreement, promptly correct or replace any defective Product, or Deliverable or re-perform the defective Service, or if not practicable in CSG’s reasonable discretion then (i) CSG will accept the return of the defective Product or Deliverable and refund to Customer (A) the amount actually paid to CSG allocable to the defective Product, Service or Deliverable, and (B) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product or Deliverable was not usable, (ii) Customer shall have the right to terminate its license with respect to such defective Product or Deliverable and any related Service, immediately upon delivery of written notice to CSG and, except with respect to any portion of this Agreement that was not terminated, Customer shall have no further obligation to make any further payments to CSG under this Agreement with respect to the returned Product or Deliverable or defective Service, and (iii) CSG shall provide a replacement Product, Service or Deliverable that shall provide operability substantially similar to the returned Product or Deliverable or defective Service. Any claim for a breach of the warranty provided under this Section 7 (of which Customer has actual knowledge or should reasonably be aware) shall be submitted to CSG within ****** (**) ******** **** of the date on which Customer gained actual knowledge, or should reasonably have been aware, of the event giving rise to the claim. Unless otherwise stated herein, Customer acknowledges that this Subsection 7(c) sets forth Customer’s exclusive remedy, and CSG’s exclusive liability, for any breach of warranty or other duty related to the quality of the Products, Deliverables or Services. *** ******** *** ***** ** **** ********* *** ******* ** *** ********** ** ********* *** ***** ***** ** ******* **.

8.	THIRD-PARTY SOFTWARE. CSG represents and Customer acknowledges that: the Products will incorporate the Embedded Third-Party Software and related documentation; is designed to interoperate with the Non-Embedded Third-Party Software; and that Customer’s rights and obligations with respect thereto are subject to any license terms that might accompany such Third-Party Software (the “Third-Party Rights”). By opening the package containing the Third-Party Software or downloading it, Customer agrees to be bound by the terms of the third party’s standard license; provided, however, that such agreement shall not apply (a) if the terms of such license conflict with the terms of the license provided to Customer under this Agreement in connection with the applicable Product, or (b) in connection with any customized software that is not offered to the public or to customers of resellers in substantially the same form in which it is provided to Customer, unless such customizations are contemplated by the publisher or third-party provider. It is understood and agreed that a violation of such a third-party license shall not be deemed to be a breach of this Agreement unless such violation also constitutes a breach of the license provided to Customer in Section 12 hereof. The fees, if any, for the Non-Embedded Third-Party Software are set forth in Schedule F and are subject to Section 4 entitled “Increase in Fees”. Customer will execute any reasonable additional documents that such vendors may reasonably require to enable CSG to deliver the Third-Party Software to Customer. Except as expressly set forth herein, CSG makes no warranty and provides no indemnity with respect to the Non-Embedded Third-Party Software. Maintenance and support of the Non-Embedded Third-Party Software is provided by the licensor of those products; provided that CSG may assist with front-line support of thereof. CSG shall provide maintenance and support for modifications or changes to any Third-Party Software made by CSG and to the extent required to maintain interoperability between the Products and any Third-Party Software. Except as set forth in the preceding sentence, CSG will have no liability with respect to maintenance and support of Non-Embedded Third-Party Software and Customer must look solely to the licensor. Unless otherwise stated herein, the fees for Embedded Third-Party Software are the responsibility of CSG.

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9.	THIRD-PARTY LICENSES. CSG may provide Customer and its Affiliates (as defined in Section 12 (a)) third-party software embedded within the Products (such software, which includes all third-party software provided to Customer by CSG that is not listed on Exhibit B-1(b), shall be referred to herein as the “Embedded Third-Party Software”) and Services subject to patent or copyright licenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (the “Third-Party Licenses”). CSG represents and Customer and its Affiliates acknowledges that Customer and its Affiliates receive no express or implied license under the Third-Party Licenses other than the right to use the Products, including, but not limited to, any Embedded Third-Party Software and Services, as provided by CSG, in the video, high speed data and direct broadcast satellite industries. Any modification of or addition to the Products, including, but not limited to, any Embedded Third-Party Software or Services or combination with other software, hardware or services not made, provided or authorized in writing by CSG may not be licensed under the Third-Party Rights, expressly or impliedly, and may subject Customer and its Affiliates and any third-party supplier or service provider to an infringement claim. Neither Customer and its Affiliates nor any third party will have any express or implied rights under the Third-Party Licenses with respect to any product or service provided by Customer and its Affiliates other than through the authorized use of the Products, third-party software or Services as provided by CSG.

10.	MAINTENANCE AND SUPPORT.

(a)	Standard Support Services. Following expiration of the Warranty Period throughout the applicable term of this Agreement as set forth in Section 18, CSG will provide Customer support and maintenance of the then-current version of each licensed Product which shall include any and all Updates (defined below), excluding any customization (“Support Services”) in accordance with the terms set forth in Schedule I. Included in the Support Services is support of the then-current version of the licensed Products via CSG’s Solution Support Center, account management, publication updates, and the fixes and updates that CSG makes generally available as part of its maintenance and support packages (the “Updates”) including, but not limited to, such support as may be necessary to maintain interoperability between the Products and Third-Party Software. For purposes of this Agreement, the “then-current version” includes all dot releases of the licensed Products that CSG has provided to Customer free of charge. If Customer is not utilizing the Products in a Designated Environment, Customer has added third-party applications, Customer has had custom modifications made to the Products or Services, then, unless such environment, applications or modifications have been approved by CSG or were created, added or made by or under instructions from CSG, Customer will be responsible for making all necessary modifications to such third-party applications to ensure they function properly with the Updates. Custom software modifications are not included in Support Services as Updates, but are covered as Technical Services under Exhibit A-2. The Support Services do not include maintenance and support of any customization or any other third-party software; however, CSG shall provide maintenance and support as part of the Support Services with respect to any modifications of Products made by CSG and with respect to the continued interoperability of the Products with the Third-Party Software. The maintenance and support for any customization will be provided pursuant to the terms, conditions and fees set forth in a separately executed statement of work. Other maintenance and support for Non-Embedded Third-Party Products is provided by the licensor of those products, and although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor. To the extent that CSG makes available for general release products providing functionality previously existing in a Product, CSG will make such functionality available to Customer at no additional charge or expense.

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(b)	Limitation. Updates or Enhancements (as defined in Section 12(b)) to any Product will not include any upgrade or new version of the CSG Products that CSG decides, in its sole discretion, to make generally available as a separately priced item. CSG will not be required to (i) develop and release Updates or Enhancements (ii) customize the Updates or Enhancements to satisfy Customer’s particular requests or (iii) obtain Updates or Enhancements to any third-party product. If an Update or Enhancement replaces a prior version of a Product, Customer shall, at its option, destroy or promptly return to CSG such prior version and all archival copies upon installing the Update or Enhancement.

11.	DESIGNATED ENVIRONMENT. “Designated Environment” means the combination of the other computer programs and hardware equipment that CSG specifies for use with the Products as set forth on CSG’s customer extranet website, which can be accessed by Customer, and which, as of the Effective Date, is as set forth in Schedule N, or approved by CSG in writing or otherwise for Customer’s use with the Products at the System Sites. Customer (or any third parties permitted access in accordance with Section 12 (d)(ii) below) may use the Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment in the event of a Permitted Change. CSG covenants and agrees to use commercially reasonable efforts to provide Customer at least ****** (**) ****** prior notice to any Permitted Change. A “Permitted Change” shall mean any changes to the Designated Environment or any hardware and software that Customer may be required to maintain in order to use or access the Products, Services or Deliverables that are (a) in accordance with such plans as the parties may agree upon from time to time with respect to the Products, Services and Deliverables or customers use thereof, or (b) become necessary as a result of (i) a change or modification to Products, Services or the Designated Environment that is requested or initiated by Customer or with Customer’s consent; (ii) a change necessary to maintain compliance with third-party software required in the Designated Environment, (iii) Customer’s use of a new Product or Service which requires a new Designated Environment for such Product or Service, or (iv) a change necessary to permit CSG to remain in compliance with the terms and conditions of this Agreement. To the extent that Customer uses the Products outside the Designated Environment, CSG will have no obligation to continue maintaining and supporting the Products. Notwithstanding the previous sentence even if Customer operates CSG Products in a nonconforming environment, CSG covenants and agrees that it will use commercially reasonable efforts to support such hardware and software so long as the manufacturer/supplier thereof continues to provide general support thereof and Customer acknowledges that CSG shall have no liability under this Agreement for any Support Services provided in connection with such Products. As of the Effective Date, except as set forth on Schedule M, CSG is not aware of any condition or configuration that exists within the environment at Customer’s System Site that would cause such environment to be in violation of the definition of a Designated Environment as set forth above, and within ****** (**) ******** **** of the Effective Date, at Customer’s request, CSG shall provide Customer with *** (**) ***** ** ********* ******** ** ** ********** ****** to Customer to assist Customer in conducting an assessment of Customer’s environment. Any other use or transfer of the Products will require CSG’s prior approval, which may be subject to additional charges. CSG will not have any responsibility or liability for malfunctions or any damage from modification to the Products not authorized by CSG or from use of the Products in connection with software or hardware not included in a the Designated Environment or provided by CSG. It is understood and agreed that Customer’s failure to keep its environment in compliance with the Designated Environment (a “DEG Failure”) shall not be deemed to be a material breach of this Agreement or the license granted hereunder; provided, however, that to the extent that CSG’s performance under this Agreement is hindered due to such DEG Failure, such reduced level of performance shall not be deemed a material breach of this Agreement.

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12.	LICENSE GRANT.

(a)	License. CSG hereby grants Customer and its Affiliates a non-exclusive and non-transferable (except as set forth in Section 29) perpetual right (except as limited by Section 18), to use the Products at the System Sites and number of workstations set forth in Exhibit B-1 (except with respect to the Expanded License Software defined in subsection (b) below), in the Designated Environment, for the fees set forth in Schedule F, and subject to the terms and conditions of the Agreement. As used in this Agreement, the term “Affiliate” shall mean any person or entity controlling, controlled by or under common control with a party; and an entity shall be deemed to be controlled by another if the controlling entity has greater than fifty percent (50%) of the voting interests in the other entity or is legally able, by contract or otherwise, to direct the affairs and/or to control the composition of the other entity’s board of directors or equivalent body.

(b)	CSG Products. The term “Products” includes (i) the machine-readable object code version of the software products listed in Exhibit B-1 to Schedule B hereof (collectively, the “Software”), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the “Documentation”), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Agreement (the “Enhancements”), and (iv) any copy of the Software, Documentation or Enhancements. “Expanded License Software” shall include Advanced Customer Service Representative® (ACSR®), ACSR® AOI, ACSR® module for High Speed Data, CSG Statement Express™, and CSG Screen Express®.

(c)	Use. Unless explicitly stated to the contrary herein, and in addition to the restrictions on use and/or terms and conditions set forth in Section (d) below, Customer and its Affiliates may use the Products only in object code form, and only for Customer’s and its Affiliates’ own internal purposes and business operations with the Services for providing accounting and billing services to its subscribers or services related thereto. Neither Customer nor its Affiliates will use the Products to provide any such service to or on behalf of any third parties in a service bureau capacity and will not permit any other person to use the Products, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer and its Affiliates will not install the Software, Enhancements or Customization (as defined in Section (d) below) on a network or other multi-user computer system unless otherwise specified in the Exhibits to Schedule B, in which case the Designated Environment may be used to provide database or file services to other of Customer’s computers across the network, up to the number of user I.D.’s specified in Exhibit B-1. Backup and recovery plans or backup and recovery software is not included with the Products. Any of Customer’s or its Affiliates’ documents, data and files are and shall remain Customer’s or its Affiliates’ property; and therefore, Customer and its Affiliates are solely responsible for their own backup and recovery plan(s) for their data stored within the Designated Environment or utilized within the Products. Customer and its Affiliates may make only one back-up archival copy of the Software, Enhancements or Customization for each System Site. Customer and such Affiliates will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Neither Customer nor its Affiliates shall otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the Products, except as and to the extent expressly authorized by applicable law. Neither Customer nor its Affiliates shall publish any results of benchmark tests run on the Products.

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(d)	Product Specific Terms and Conditions.

(i)	Expanded License. For the fees set forth in Schedule F, CSG hereby grants to Customer and its Affiliates a perpetual (except as limited by Section 18) non-exclusive, royalty-free license to use the Expanded License Software (as identified in Exhibit B-1) (the “Expanded License”), subject to the terms and conditions set forth below:

A.	Customer and its Affiliates may use the Expanded License Software in object code form only on workstations that are owned or leased by Customer or its Affiliates in the United States or those countries provided in Schedule C, in the Designated Environment for each Product as specified in this Agreement, and only for Customer’s or its Affiliates’ own internal business purposes in connection with the Services;

B.	Upon the execution of the Agreement, Customer and its Affiliates may make an unlimited number of copies of the applicable Expanded License Software for its use under this Expanded License; provided however, that Customer shall reproduce all confidentiality and proprietary notices on all such copies;

C.	This Expanded License is not transferable (except as set forth in Section 29), in whole or in part without CSG’s prior written consent;

D.	Except as specifically provided in Subsection (ii)(C) below, Customer and its Affiliates will not use, or permit any other person to use, the Expanded License Software to provide any service to, on behalf of, or for the benefit of, any third party other than Customer’s or its Affiliates’ subscribers;

E.	Except as specifically provided in Subsection (ii)(C) below, Customer and its Affiliates will not use, or permit any other person to use, the Expanded License Software in a service bureau capacity (e.g., whereby two or more unrelated parties are capable of deriving the benefit of the software from a common or shared computer facility);

F.	Customer and its Affiliates shall not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the Expanded License Software;

G.	The Expanded License granted under this Section is exclusive of any third-party software that may be required to operate the software, as identified in Exhibit B-1(b), for which Customer agrees to be solely responsible for procuring; and

H.	Customer shall be responsible for paying CSG for any and all installation/startup services provided by CSG in relation to the Expanded Licenses granted in this Section. Such services shall be provided under a mutually agreeable statement of work.

I.	Customer acknowledges and agrees that it is responsible for its Affiliates’ compliance with the terms and conditions of the Agreement, including, but not limited to, such Affiliates’ compliance with the terms of use of the Products, which include, but are not limited to, the Expanded License Software. Accordingly, Customer shall be liable to CSG for the acts and omissions of its Affiliates to the same extent that liability to CSG would accrue under this Agreement if such acts or omissions had been performed or made by Customer.

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(ii)	Third-Party Access. CSG acknowledges and agrees that Customer and its Affiliates may desire to have third parties access and use copies of the Expanded License Software for the exclusive benefit of Customer and its Affiliates, and CSG hereby consents to such third-party access, provided that:

A.	Such third party executes an agreement with CSG substantially similar in form to Exhibit B-1(c) of this Agreement;

B.	Customer and its Affiliates takes all reasonably necessary precautions with such third parties to protect the intellectual property rights of the Expanded License Software;

C.	Such third parties’ use of the Expanded License Software is strictly in accordance with the limitations contained in the Agreement;

D.	Customer and its Affiliates shall be responsible for the acts or omissions of such third parties with respect to their use of the Expanded License Software and shall defend, indemnify and hold harmless CSG from and against any and all third-party claims, suits, liabilities, expenses, attorneys’ fees or damages for any breach by such third party of the terms of the Expanded Licenses or any terms of this Section; and

E.	Customer shall be responsible for paying CSG for any and all installation/startup services provided by CSG in relation to the licenses granted in this Section. Such services shall be provided under a mutually agreeable statement of work.

13.	INDEMNITY.

(a)	CSG Rights. CSG represents, warrants and covenants that as of the Effective Date and continuously during the term of this Agreement: (i) CSG owns or otherwise has the right to license to Customer, and shall own or otherwise have the right to license to Customer, all U.S. patents, copyrights, trade secrets and other proprietary rights in or to the Products, Services, Deliverables, including, but not limited to, the Embedded Third-Party Software; (ii) the Products, Services and Deliverables do not and will not infringe a U.S. patent, trademark, copyright, trade secret or any other proprietary right owned by a third party; and (iii) CSG possess the legal right and authority to execute and fully perform this Agreement and (iv) the execution of this Agreement will not violate any other material agreement or obligation by which CSG may be bound.

(b)	CSG Indemnity Obligation.

(i)	CSG’s Obligation to Defend. Except as set forth in Section 8, if an action is brought against Customer or its Affiliate(s) claiming that the Products, Services or Deliverables, in whole or in part, infringe a United States patent, copyright, trademark, trade secret or other proprietary right owned by a third person, CSG will defend Customer and its Affiliate(s) at CSG’s expense and pay any losses, claims, liabilities, damages and costs (including attorney’s fees) finally awarded to a third party and against Customer or its Affiliate(s) in the infringement action.

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(ii)	Additional Remedy. If a claim described in this Section 13(b) may be or has been asserted, CSG shall, and Customer will permit CSG, at CSG’s option and expense, to either (A) procure for Customer and its Affiliates the right to continue using the Products, Services or Deliverables, (B) replace or modify the Products, Services or Deliverables to eliminate the infringement while providing functionally equivalent performance or, if CSG cannot accomplish any of the foregoing remedies using commercially reasonable efforts, (C) accept the return of the Products, Services or Deliverables and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product, Service or Deliverable, less amortization based on a 5-year straight-line amortization schedule and a pro rata share of any maintenance fees that Customer actually paid to CSG for the period that such Product, Service or Deliverable was not usable. In the event that CSG elects to provide the remedy described in clause 13(b)(ii)(C), Customer shall have the right to terminate the Agreement only as it applies to the returned Product, Service or Deliverable, immediately upon delivery of written notice to CSG and, except with respect to any portion of this Agreement that was not terminated, Customer shall have no further obligation to make any further payments to CSG under this Agreement for the returned Product, Service or Deliverable. CSG agrees that in the event CSG elects to provide the remedy described in clause 13(b)(ii)(C) with respect to an infringing Product, Service or Deliverable, CSG shall replace such Product, Service or Deliverable with a Product, Service or Deliverable that will provide functionality substantially similar to the returned Product, Service or Deliverable and, if CSG provides such a replacement, Customer shall continue to pay the fees provided in Schedule F, which include, but are not limited to, Guaranteed Fees and Print and Mail Minimums; provided, however, that if CSG elects to provide the remedy described in clause 13(b)(ii)(C) and pursuant thereto provides a replacement that does not provide substantially similar functionality as the replaced Product, Service or Deliverable, the parties shall negotiate in good faith to provide an equitable adjustment to such fees with respect to any documented loss of functionality which Customer used or had the right to use without paying an additional fee. Moreover, notwithstanding the limitation set forth in Section 13(c) below, Customer would have been unwilling to enter into this Agreement or to provide the consideration set forth herein, including, but not limited to, the Guaranteed Fees and Print and Mail Minimums, without the certainty of performance by CSG that is promised in this Agreement, including, but not limited to, CSG’s agreement to provide Products, Services and Deliverables that provide the functionality described in this Agreement and therefore Customer’s right to terminate the Agreement in accordance with its terms, including, but not limited to, Section 19 thereof, shall not be limited or abrogated by this Section 13(b)(ii) or any agreement with respect to an equitable adjustment with respect to, or the application of the limitations of Section 13(c) to a remedy provided pursuant to, Section 13(b)(ii)(C). Nothing in this Section 13(b)(ii) is intended to define what level of functionality provided by CSG or its Products, Services or Deliverables constitutes a material breach or to provide examples thereof.

(c)	Limitation on CSG’s Indemnity Obligation. CSG shall have no indemnity obligation to Customer under this Section to the extent, but only to the extent, that the infringement claim results from (i) a correction or modification of the Product: (A) not provided or recommended by CSG, (B) not made under CSG’s instructions, (C) that is not specifically provided for in the Documentation, and (D) made without CSG’s knowledge and consent, if such claim could not have been maintained absent such correction or modification, (ii) the failure by Customer to promptly install an Update or Enhancement that (A) was provided by CSG other than pursuant to a statement of work or in connection with the use of ASH, and (B) would have provided performance functionally equivalent to the performance of the Product immediately prior to the installation of any such Update or Enhancement, but only if, and only for the time after, CSG shall have notified Customer in writing of the need to install such Update or Enhancement to avoid such infringement, or (iii) the combination of the Product with other items (A) not provided by CSG, (B) not combined under instructions from CSG, and (C) which could not have been reasonably anticipated by CSG to be used by Customer, or to be purchased by Customer pursuant to Section 6 herein, but only if such claim could not be maintained absent such combination. *** ******** *** ***** ** **** ********** *** ********’* **** *** ********* ******, *** ***’* ********* *********, *** ** ************ *****. *** ******** *** ***** ** **** ******* *** *** ******* ** *** *********** ** ********* *** ***** ***** ** ******* **.

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(d)	Customer Indemnity; Customer’s Obligation to Defend. If (A) an action is brought against CSG claiming that an item of Customer’s and its Affiliates’ Intellectual Property (as defined in Exhibit A-3) that CSG has used at, and in a manner consistent with, Customer’s or its Affiliates’ request infringes a United States patent, copyright, trademark, trade secret or other proprietary right owned by a third person, or, (B) Customer or its Affiliate uses the Products or Services in a manner that is inconsistent with the Documentation or other Written Instructions (as defined below) provided to Customer by CSG and such improper use subjects CSG to a claim that CSG’s Products or Services infringes a United States patent, copyright, trademark, trade secret or other proprietary right owned by a third person, then Customer will defend CSG at Customer’s expense and pay any losses, claims, liabilities, damages and costs (including attorney’s fees) finally awarded to a third party and against CSG in the infringement action.

(e)	Limitation on Customer’s Obligation to Indemnify. Customer shall have no indemnity obligation to CSG under this Section to the extent, but only to the extent, that the infringement claim results from (i) a use, correction or modification of a Product or Service: (A) provided by CSG, (B) that is in accordance with the Written Instructions, or (C) that is specifically provided for or commercially reasonably foreseeable based on the Documentation, (ii) CSG’s use of Customer’s Intellectual Property in a manner that was not in compliance with Customer’s issued guidelines, including any changes thereto of which CSG had been given reasonable notice, (iii) the failure by CSG to discontinue using Customer’s Intellectual Property after Customer had notified CSG in writing of the need to discontinue such use to avoid such infringement, or (iv) the use of a Product or Service in combination with other items (A) provided by CSG, (B) combined in accordance with the Written Instructions or Documentation, or (C) which could have been reasonably anticipated by CSG to be used by Customer, or to be purchased by Customer pursuant to Section 6 herein, but only if such claim could not be maintained absent such combination. *** ******** *** ***** ** **** ********* *** ***’* **** *** ********* ******, *** ********’* ********* *********, *** ** ************ *****. *** ******** *** ***** ** **** ******* *** *** ******* ** *** *********** ** ********* *** ***** ***** ** ******* **.

(f)	If either party is required to indemnify the other party, Affiliate or Related Parties (as defined in Schedule F Note 12 to Section III.A. under CSG SERVICES) under any section of this Agreement, then the following terms shall apply: (A) the indemnified party shall notify the indemnifying party promptly upon learning of the claim for which indemnity obligations will be due, provided that the indemnifying party’s obligation to defend shall only be reduced to the extent that its ability to provide a defense has been materially and adversely affected by any failure to so notify; (B) the indemnifying party shall have sole control over the defense of the claim and any negotiation for its settlement or compromise, provided, however, that any such settlement or compromise will impose no obligation whatsoever on the indemnified party that is not wholly discharged or dischargeable by the indemnifying party, and imposes no conditions or obligations other than the payment of monies that are readily measureable for purposes of determining the monetary indemnification or reimbursement obligations of indemnifying party; and (C) the indemnified party reasonably cooperates with the indemnifying party at the indemnifying party’s expense in defending such claim. Additionally, the indemnified party may, at its own option and expense, appoint counsel to monitor the action, and indemnifying party shall, in any such event, cooperate reasonably to facilitate such monitoring, which shall include, but shall not be limited to, providing pleadings related to any such action for the indemnified party’s review.

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For purposes of this Section, “Written Instructions” shall mean the requirements, solution or other direction given by CSG in writing pursuant to acknowledged procedures used by the parties which shall include, but not be limited to the software development lifecycle, change management process and work request form process. The foregoing shall not include Documentation.

14.	DISCOVERY SUPPORT. CSG acknowledges and agrees that from time to time in the course of its business, Customer or its Affiliate may have a legal obligation to preserve, collect and produce certain data that CSG maintains pursuant to this Agreement and/or produce such data in response to requests, inquiries or demands that may be made to Customer or its Affiliates from time to time by government agencies, courts or parties with which Customer or its Affiliate is engaged in litigation. CSG agrees to reasonably cooperate with Customer, to the fullest extent required by law, and with respect to any further or other request made by Customer, in complying with and responding to such inquires or demands as are made to Customer or its Affiliates with respect to data or other information relating to the business of Customer or its Affiliates that is or comes into the possession and/or custody of CSG (“Discovery Support”). During the term of this Agreement, CSG shall provide to Customer up to **** (*) ***** of Discovery Support per litigation to be used for the specific litigation. In the event additional Discovery Support is required in connection with a litigation, the fees for such Discovery Support shall be ****.** *** ******, *** **** (excluding development hours, which may be charged at a different rate in accordance with Schedule F) for the time expended by CSG personnel in complying with any request of Customer under this section, but no other fees or other compensation shall apply for such personnel time. Customer agrees that should its request require investment in hardware or software by CSG or third-party vendor resources, CSG shall provide estimates and costs of providing same and Customer agrees to pay for such costs in the event it requests CSG to proceed. Unless otherwise specifically agreed to in a subsequent statement of work Annual Support Hours shall not be used for Discovery Support. CSG further acknowledges that such requests may require the collection and production of data with respect to subscribers that have been sold to an unrelated third party by Customer and agrees to collect and produce such information with respect to the period during which such subscribers were Active Subscribers (as defined in Schedule F) as long as CSG receives the approval of any acquiring entity to provide same. Customer agrees to indemnify, defend and hold CSG harmless against any and all losses and/or damages incurred by CSG that arise directly from third-party claims that result from CSG’s provision of Discovery Support specifically requested by Customer.

15.	COMPLIANCE.

(a)	Compliance with Law; No Assumption of Obligations. Each party, and all Products, Services and Deliverables, shall comply with, and each party agrees that this Agreement and all Schedules and Exhibits hereto are subject to, all applicable federal, state, and local laws, rules and regulations, and all amendments thereto, now enacted or hereafter promulgated in force during the term of this Agreement. Nothing in this Agreement shall be construed as an assumption by either party of any of the other party’s obligations, responsibilities or liabilities under applicable law, regulations and rules.

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(b)	Export Controls. CSG and Customer acknowledge that there are U.S. export control laws and regulations that prohibit or restrict (i) transactions with certain parties, (ii) the type and level of technologies and services that may be exported, and (iii) the conduct of transactions involving foreign parties. Such laws include, but not limited to, the U.S. Foreign Corrupt Practices Act, the Export Administration Act, the Arms Export Control Act, the International Economic Emergency Powers Act, and all regulations issued pursuant to these and other applicable U.S. laws (the “Export Laws”). Unless otherwise provided in this paragraph, Customer agrees that it shall neither export nor re-export CSG Products and Services. CSG agrees that it will be solely responsible for, in compliance with the applicable Export Laws, providing all applicable notices to and making all applicable filings (except in such cases where the Export Laws requires the foregoing to be filed by Customer) with any U.S. governmental authority that may be required with respect to the provision to Customer of the Products or Services. Customer agrees to comply with all applicable Export Laws in connection with Customer’s and/or an Outsourced Vendor’s (as defined below) use of the Products and Services under this Agreement. With respect to Customer’s obligation to comply with applicable Export Laws, CSG agrees to provide reasonable assistance to Customer by providing all necessary information, documentation, materials and technical data regarding the Products and Services to Customer, in a commercially reasonable time or such shorter period as may be required by law upon Customer’s request and free of charge, where such Customer reasonably determines that its receipt of such information, documentation, materials and/or technical data regarding the Products and/or Services is necessary in order to enable it to comply with applicable Export Laws. Further, Customer agrees that it shall not export or re-export Export Approved Products (as defined below) to a foreign country that is not an Export Approved Country (as defined below) without the prior written consent of CSG. Customer may export or re-export Export Approved Products to Export Approved Countries, in accordance with the Export Laws as defined in this subsection (b). The term “Outsourced Vendor” shall mean a third-party service provider of Customer located in the export-approved countries set forth on Schedule C. The terms “Export Approved Country” and “Export Approved Products” shall mean those countries and CSG Products identified in Schedule C.

(c)	Provisions Additive. The provisions of this Section 15 are in addition to any other legal compliance related provisions set forth in any Schedules or Exhibits to this Agreement in connection with any specific Products or Services.

16.	EXCLUSION OF CERTAIN WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES OF EACH PARTY, INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO THE PRODUCTS, ANY THIRD-PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY EITHER PARTY, THEIR AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS AND SERVICES BEING PROVIDED ARE NOT WARRANTED TO BE ERROR-FREE BUT CSG REPRESENTS THAT IT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO CORRECT SUCH ERRORS.

17.	NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR ANY DAMAGES OTHER THAN THE FOLLOWING UNDER A AND B BELOW (COLLECTIVELY, “CLAIMS”):

A.	DIRECT DAMAGES, OR

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B.	******** ******* ********** **** ** ******* **** *** ** ***’* ************ ********** ** ********’* ******** ***** ** **** ************ ********** *** **** ****** ** ***.

****** ** *** ***** ** ****** * *****, NEITHER PARTY SHALL BE LIABLE FOR DAMAGES SUCH AS CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR OTHER LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE OTHER PARTY’S CLAIMS OR THOSE OF THEIR AFFILIATES (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, DELIVERABLES, OR SERVICES, THIRD-PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE.

THE AGGREGATE LIABILITY THAT EITHER PARTY OR THEIR AFFILIATES MAY INCUR WITH RESPECT TO ALL CLAIMS ACCRUING ** * ****** **-***** ****** (*** “***** ****”) ***** ** ********* ******* ** *** ******* ******* (***,***,***) (*** “****** ***”); ********, *******, **** ** *** ********* ********* ** * ***** **** ******* ** *** ****** **** ******* ** * ***** **** ****** ** ******* *** ****** ***, **** *** **** ********** ***** ******* ** *** ***** **** *** ***** *** ****** *** *** **** *******, *** ********* ** **** ***** ***** ** ******* ** *** ******* ******* (**,***,***) (*** “*** ***** ***”). *** ******** ** *********** *** ************* ** *** *** ** ****** ***** **** *******, *** ******* ***** *** ********** **** *** ******* ******* **** * ****** ** ******* ******* **** ** ********* ***** ** ********** * ****** ****** ****** **** ** ***, *** **** *** *****. ** *** ** **** ********* ***** *** **** ********, *** ****** *** ***** ** ******* ** *** ******* **** ******* ******** ******* (**,***,***) *** *** *** ***** *** ***** ** ******* ** *** ******* ******* (**,***,***).

DESPITE THE FOREGOING EXCLUSIONS AND LIMITATIONS, THIS SECTION 17, INCLUDING, BUT NOT LIMITED TO, THE ANNUAL CAP AND THE PER CLAIM CAP, SHALL NOT (I) APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, (II) APPLY TO THE EXTENT THAT THE LIABILITY ARISES OR RESULTS FROM FRAUD OR (III) BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE:

*.	****** *****’* *********** ** *** ***** *** ********* ** ******** ** *** ***** *********;

*.	****** *****’* ********* ** ********** **** ******* ********* **** ********* ** ******** ******** ****** ** ******** ******; **

*.	*** ***** *************** ***********, *********, *** *** ******* **, *** *************** *********** *** ***** ** ******* ** (************) ** ******* ** (***************).

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****** *** ****** ******** ***** ******* ** (*********) ** ******* ** (***************), NEITHER PARTY MAY BRING A CLAIM AGAINST THE OTHER MORE THAN ****** (**) ****** FOLLOWING THE END OF: (X) THE PROCESSING TERM (INCLUDING THE EXTENDED TERM, IF APPLICABLE) IF SUCH CLAIM PERTAINS SOLELY TO THE PROCESSING SERVICES OR FEES THEREFOR; OR (Y) THE PRINT AND MAIL TERM (INCLUDING THE EXTENDED TERM, IF APPLICABLE) IF SUCH CLAIM PERTAINS SOLELY TO THE PRINT AND MAIL SERVICES OR PRINT-AND-MAIL-RELATED PRODUCTS, OR FEES THEREFOR.

18.	TERM.

(a)	Term. This Agreement shall remain in effect until the latest to occur of the expiration or earlier termination of (i) the Print and Mail Term, (ii) the Processing Term, or if the Extended Agreement Option is exercised, (iii) the Extended Term (each as defined below).

(b)	Print and Mail Term. CSG’s obligation to provide, and Customer’s agreement to purchase, the Print and Mail Services described in Exhibit A-3 (the “Print and Mail Services”) shall remain in effect until December 31, 2014 (the “Print and Mail Term”) unless earlier terminated pursuant to Section 19 or extended pursuant to the exercise of the Extended Agreement Option as provided herein. The term for any specific license for any Products related to the Print and Mail Services shall expire or terminate upon the expiration or termination of any period during which CSG is required to provide Print and Mail Termination Assistance (as defined below).

(c)	Processing Term. Except for the Print and Mail Services, CSG’s obligation to provide, and Customer’s agreement to purchase, the Services and Products described in Schedules A and B (collectively “Processing Services”) shall remain in effect until December 31, 2012, unless extended pursuant to the exercise of the Extended Agreement Option as provided herein or terminated earlier in accordance with Section 19 (the “Processing Term”). The term for any specific license for any Products related to the Processing Term shall expire or terminate upon the expiration or termination of any period during which CSG is required to provide Processing Termination Assistance (defined below), including, but not limited to, any such period that may occur following the Extended Term (defined below).

(d)	Extended Option. CSG and Customer shall negotiate in good faith to agree upon definitive terms of an option (“Extended Agreement Option”) that will be exercisable by Customer on or prior to April 30, 2011 and will provide for, among other things, the extension of the Processing Term and Print and Mail Term for an additional period through December 31, 2015 (the “Extended Term”) on terms substantially similar to those set forth in the non-binding term sheet set forth in Schedule L (the “Extended Agreement Option Amendment”).

19.	TERMINATION. This Agreement or any one or more of the Schedules attached hereto may be terminated as follows:

(a)	If either party materially or repeatedly breaches any material term or condition of this Agreement, except for Customer’s obligation to pay fees, and fails either to substantially cure such breach within ****** (**) ******** **** after receiving written notice specifying the breach or, for those breaches which cannot reasonably be cured ****** ****** (**) ******** ****, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach ****** ***** (**) ******** **** after receiving such written notice, then the party not in breach may, by giving written notice to the breaching party, terminate this Agreement, in its entirety or as it pertains to a particular Product or Service, in accordance with Section 19(l) below.

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(b)	If Customer fails to pay when due any Undisputed amounts owed hereunder and which in the aggregate exceed *** ******* ***** ******** ******* (****,***.**) on or before the date that is ****** (**) ******** **** after Customer has received written notice that such payment is past due, then CSG may, by giving written notice thereof to Customer in accordance with Section 19(l), terminate this Agreement or at CSG’s option, CSG may terminate this Agreement in accordance with Section 19(l) below as it pertains to the particular Product or Service for which such Undisputed amounts are due.

(c)	In the event that either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Agreement in accordance with Section 19(l) below.

(d)	If Customer materially breaches any material term or condition of Section 12, entitled “License Grant” and fails to cure such breach within ****** (**) ******** **** following Customer’s receipt of written notice specifying the breach, then CSG may, at CSG’s option, terminate this Agreement in its entirety or as it pertains to the particular Product or Service for which Customer is in material breach, in accordance with Section 19(l) below. The foregoing sentence shall only apply, however, with respect to intentional or willful acts by Customer.

(e)	**** ****** (**) ******** **** ******* ****** *** ********* ** ******* **** ******** **, ****, ******** *** ****, ** *** **** ******, ********* *** ********** ******** *** *** ********** **** ******* *****, ******** **** ******** ** **** ****** ***** *** ******* ******** **** *** ********** ** pay: (i) outstanding invoices due pursuant to this Agreement; (ii) any applicable De-conversion Fees; (iii) Termination Assistance fees as provided in Schedule E; (iv) Guaranteed Fees; and (v) to the extent Customer no longer uses CSG’s Print and Mail Services, the Print and Mail Minimums as provided in Schedule F. ******** ****** ** **** *** ********* ******* **** ******** ***** ***** **-********* ** ******* ** ******** *.

(f)	Upon not less than thirty (30) calendar days’ prior written notice to CSG, Customer may, in its sole discretion, terminate this Agreement and the Schedules hereto and any related statements of works and letters of authorization at any time upon the occurrence of a Change in Control (a “Change of Control Termination”). “Change of Control” means an event in which; (i) the Customer directly or indirectly, sells, disposes of or otherwise transfers all or substantially all of its assets to an unaffiliated purchaser(s) or (ii) a Controlling Interest in Customer is sold, disposed of or otherwise transferred to one or more persons that do not control Customer as of the date of this Agreement, including, but not limited to, any such sale, disposition or other transfer by way of a merger, consolidation or reorganization or similar transaction, in one or a series of transactions. “Controlling Interest” shall mean (i) the ownership, direct or indirect, of more than fifty percent of the voting securities or other ownership interests of a party; or (ii) the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a party, whether through the ownership of voting securities or other ownership interest, by contract, or otherwise. To compensate CSG for losses arising from a Change of Control Termination prior to the natural expiration of the term of this Agreement, Customer agrees that prior to or upon the effectiveness of any such termination, and in addition to all other amounts then due and owing to CSG for the Services and Products previously provided to Customer hereunder, Customer will pay to CSG, ** * ******** ************** *** *** *** ** * *******, ** ****** ***** ** *** ********** ****, *** ***** *** **** ******** ** ******** ** ******** *. The parties understand and agree that this provision constitutes a critical element in the economic bargained for exchange of this Agreement and that CSG would not have entered into this Agreement without the benefits and protections hereunder.

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(g)	In addition to the termination rights set forth in this Section 19, either party may terminate this Agreement pursuant to Section 28 below, and Customer may terminate this Agreement pursuant to Section 29.

(h)	Upon the termination or expiration of this Agreement or any portion thereof for any reason and the expiration or termination of any period during which CSG is required to provide Termination Assistance with respect to such termination, all rights granted to Customer under this Agreement with respect to the terminated Product or Service will cease, and Customer will promptly; (i) remove all the Affected Products from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) at Customer’s option either destroy or return to CSG the Affected Products and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all Undisputed fees that are due pursuant to the terminated portion of this Agreement, including, but not limited to, the fees otherwise due and payable by Customer (including the Guaranteed Fees and Print and Mail Minimums, each as applicable), as set forth in Schedule F. For purposes of this subsection, “Affected Products” shall mean those Products which as a result of termination of Products or Services as provided in this Section 19, Customer is no longer provided a license. During any period during which CSG is required to provide Termination Assistance, the parties agree that each shall continue to perform their respective obligations under this Agreement.

(i) (i)	Upon termination of the Processing Term as provided in this section, neither party shall have any further obligations under this Agreement, except for Section 2, Section 25, Section 31, Section 35, Section 14, Customer’s obligations under Section 19(h) and CSG’s obligations under Section 19(j), Processing Termination Assistance as provided in Section 20, Customer’s audit rights provided in Section 26, CSG’s inspection rights provided in Section 27, and either party’s obligations set forth in Sections 13 and 21 of this Agreement and any obligations that continue with respect to the Print and Mail Term and Print and Mail Services or pursuant to the operation of Section 22. Each party agrees to execute a mutually acceptable release with respect to claims arising in connection with the Processing Services in substantially the form attached hereto as Schedule K on the one (1) year anniversary of the effective date of termination or expiration of the Processing Term.

(ii)	Upon termination of the Print and Mail Term as provided in this section, neither party shall have any further obligations under this Agreement, except for Section 2, Section 25, Section 31, Section 35, Section 14, Customer’s obligations under Section 19(h) and CSG’s obligations under Section 19(j), Print and Mail Termination Assistance as provided in Section 20, Customer’s audit rights provided in Section 26, CSG’s inspection rights provided in Section 27, and either party’s obligations set forth in Sections 13 and 21 of this Agreement and any obligations that continue with respect to the Processing Term and Processing Services or pursuant to the operation of Section 22. Each party agrees to execute a mutually acceptable release with respect to claims arising in connection with the Print and Mail Services in substantially the form attached hereto as Schedule K on the one (1) year anniversary of the effective date of termination or expiration of the Print and Mail Term.

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(j)	Except as necessary to provide or receive the Processing Termination Assistance as defined in Section 20(b), upon the expiration or earlier termination of the Processing Term, the receiving party shall destroy all of the Confidential Information of the disclosing party pertaining to the provision of Processing Services. Notwithstanding the foregoing sentence, it is understood and acknowledged that during the Print and Mail Term, which may extend beyond the termination of the Processing Term, the disclosing party will continue to provide certain Confidential Information to the receiving party. During any portion of the Print and Mail Term during which the Processing Term has expired or been terminated, the receiving party shall be permitted to retain so much, but only so much, of the disclosing party’s Confidential Information as is reasonably required to provide or receive the Print and Mail Services and Print and Mail Termination Assistance as defined in Section 20(c); and the receiving party shall destroy all other such Confidential Information. Promptly following the termination or expiration of both the Processing and Print and Mail Terms (including the Extended Term, if applicable) and the expiration or termination of any period during which CSG is required to provide Termination Assistance with respect to such termination, the receiving party shall destroy all of the Confidential Information of the disclosing party. Any time during the Processing Term or the Print and Mail Term, and upon the expiration or earlier termination of each such term, each receiving party shall provide, promptly upon the reasonable request of the disclosing party, a certification, executed by the receiving party’s Chief Operations Officer, of any destruction of Confidential Information required under this Agreement.

(k)	If CSG terminates substantially all Processing Services as provided in this subsection (a), (b), (c) or (d), and Customer is Fully De-converted, Customer shall pay CSG the Guaranteed Fees; provided however if (i) CSG terminates Processing Services other than as a result of Customer’s breach of its obligations pursuant to these Sections 19(a), (b), (c) or (d), or (ii) Customer terminates Processing Services pursuant to this Section 19(a) or Customer’s termination rights set forth in Sections 28 or 29, then Customer shall not be required to pay the Guaranteed Fees (as defined in Schedule F). If CSG terminates all Print and Mail Services as provided in this subsection (a), (b), (c) or (d) Customer shall pay CSG the Print and Mail Minimums; provided however if (A) CSG terminates Print and Mail Services other than as a result of Customer’s breach of its obligations pursuant to these Sections 19(a), (b), (c) or (d), or (B) Customer terminates Print and Mail Services pursuant to this Section 19(a), or Customer’s termination rights set forth in Sections 28 or 29, then Customer shall not be required to pay the Print and Mail Minimums (as defined in Schedule F). The parties further agree that without the certainty, consideration and terms provided in this Section 19, neither party would have been willing to enter into this Agreement nor would CSG have been willing to provide the Products and Services at the fees set forth in the Agreement or Schedule F.

(l)	If a party is permitted pursuant to this Section 19 to terminate this Agreement in whole or in part, then, except as expressly set forth above in this Section 19, the terminating party shall provide written notice of such termination to the other party and such termination shall become effective as of the date set forth in such notice (the “Termination Date”); provided, however, in the event of a termination by CSG pursuant to subsections (a) through (d) that would effect a termination of the Processing Services or Print and Mail Services, then:

(i)	such Termination Date shall be a date no earlier than the date that is *** ******* ****** (***) ******** **** following the date of such notice and the following conditions shall apply:

A.	If CSG delivers a termination notice pursuant to 19(a) or 19(d), Customer shall be required to cure the breach that is the subject of the termination in advance of provision of Termination Assistance; or

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B.	If CSG delivers a termination notice pursuant to Section 19(b), then Customer shall be required to promptly pay any and all Undisputed fees and expenses due and payable hereunder.

(ii)	Prior to the provision of Termination Assistance under subsection (i), Customer shall pay an amount equal to (A) all outstanding invoices due and payable pursuant to this Agreement, (B) a reasonable estimate of any applicable Guaranteed Fees, (C) to the extent Customer no longer uses Print and Mail Services, a reasonable estimate of the Print and Mail Minimums as provided in Schedule F, and (D) a reasonable estimate of the De-conversion Fees and Termination Assistance fees (as provided in Schedules E and F) that will be required for such Termination Assistance (collectively, the “Termination Period Pre-payment”). CSG shall include its calculation, with reasonable detail, of the Termination Period Pre-payment in any notice effecting a termination. Promptly upon the end of the period of Termination Assistance period for which a Termination Period Pre-payment has been made, the parties shall determine in good faith the actual amounts due, taking into account any applicable deposits, and promptly provide payments to account for any overpayment or underpayment.

(iii)	During the *** ******* ****** (***) ******** **** ** Termination Assistance; CSG shall not be required to provide (1) the remedies provided in Schedule G-1 entitled “Performance Remedies”; (2) warranties or remedies under Section 7 entitled “Products, Warranties and Remedies”; and (3) subject to CSG’s performance of its obligations pursuant to the final sentence of Section 19(h) above, the Annual Cap on liability shall be extended to CSG’s indemnification obligations and breach of confidentiality during the period in which Termination Assistance is provided to Customer.

(iv)	In the event of a termination by CSG pursuant to subsection (c), then such Termination Date shall be a date no earlier than the date that is *** ******* ****** (***) ******** **** following the date of such notice. Upon the Customer being Fully De-converted (as defined in Schedule F, Guaranteed Fees), Customer shall pay the fees as provided in subsection (k).

(m)	If either party delivers a notice to the other party that is notice of a circumstance or fact that could, if not resolved, result in termination of all or a portion of this Agreement, then such notice shall expressly state that the notified party’s failure to correct such circumstance or fact could result in such termination. If such notice does not expressly discuss termination, then the notifying party shall be required to provide further notice that does expressly discuss such termination and the notified party shall have no less than the applicable cure period specified for such circumstance or fact from its receipt of such notice to cure such circumstance or fact before any such termination can become effective.

20.	TERMINATION ASSISTANCE. “Termination Assistance” shall mean reasonable termination assistance relating to the transition to another vendor or system as further described in Schedule E.

(a)	Termination by Customer for Certain Reasons. Upon termination of this Agreement or any part hereof by Customer for a material breach by CSG pursuant to Section 19(a), Section 19(c), Section 28 or Section 29, and provided that Customer has paid CSG any and all Undisputed fees and expenses due hereunder as of the date of termination CSG shall provide Termination Assistance for up to *** ******* ****** (***) ******** **** or as otherwise agreed by the parties pursuant to a subsequent statement of work.

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(b)	Processing Termination. As requested by Customer, CSG will provide Customer reasonable Termination Assistance in connection with the Processing Services (“Processing Termination Assistance”) for up to *** ******* ****** (***) ******** **** during the Processing Term, provided that Customer has paid CSG any and all Undisputed fees and expenses due hereunder. In no event shall Processing Termination Assistance be provided to Customer after the Processing Term except in accordance with Section 20(a) or as otherwise provided in Schedules E or F. Processing Termination Assistance shall be limited to the services specifically described in Schedule E under the section entitled “Processing Termination Assistance”. The parties agree that unless extended pursuant to an amendment to this Agreement, CSG shall cease all Processing Termination Assistance when Customer is Fully De-converted. For purposes of this Section 20, Fully De-converted shall have the same meaning as provided in Schedule F, section entitled Guaranteed Fees.

(c)	Print and Mail Termination Assistance. As requested by Customer, CSG will provide Customer reasonable Termination Assistance in connection with the Print and Mail Services (“Print and Mail Termination Assistance”) for up to *** ******* ****** (***) ******** ****, provided that Customer has paid CSG any and all Undisputed fees and expenses due hereunder. Print and Mail Termination Assistance shall include such services as may be reasonably required to accomplish a transition to another vendor, which shall include the services described in Schedule E under the section entitled “Print and Mail Termination Assistance”.

21.	CONFIDENTIALITY.

(a)	Definition. Customer and CSG may reveal to each other information relating to each other’s business, the Products, Services and any third-party software provided hereunder, which is confidential (the “Confidential Information”), and Customer acknowledges that confidentiality restrictions are imposed by CSG’s licensors or vendors. Confidential Information shall include, but not limited to, all of Customer’s and CSG’s trade secrets, and all know-how, design, invention, plan or process and Customer’s data and information relating to Customer’s and CSG’s respective business operations, services, products, research and development, CSG’s vendors’ or licensors’ information and products, Customer’s customer lists and customer-related information (“Customer Lists”) and all other information that is marked “confidential” or “proprietary” prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary, or would logically be considered confidential by virtue of its relation to the subject matter hereof.

(b)	Restrictions. Each party shall use its best efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. CSG shall use its best efforts to protect Customer’s Customer Lists, and shall, in any event, protect such lists with no less than the same level of care as it utilizes to protect its own customer lists. CSG shall not reveal any Customer List information to any third party without the express prior written consent of Customer, which Customer may withhold in its absolute discretion for any reason or for no reason at all. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement and for absolutely no other purpose. Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Both parties recognize that Customer’s Customer Lists represent valuable information of Customer and breach of the obligations of confidentiality will result in substantial likelihood of irreparable harm and injury to Customer for which monetary damages would be an inadequate remedy, and which damages would be difficult to measure. Accordingly, CSG agrees that Customer shall have the right, in addition to any other remedies available, to obtain immediate injunctive relief, as well as other equitable relief allowed by a court of competent jurisdiction. The first sentence of Section 17 sets forth those sole circumstances under which CSG may be liable in connection with the unauthorized, unintended disclosure of Customer’s Customer Lists. Neither party will allow the removal or defacement of any confidentiality or proprietary notice placed on the other party’s documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

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(c)	Disclosure. Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which; (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction. In the event disclosure of a Customer List occurs as a result of an individual’s access to CSG’s system through Customer’s systems, CSG shall not be liable. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its commercially reasonable efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. In any such event, the receiving party shall disclose only that portion of such Confidential Information as is legally required to be furnished in its reasonable opinion. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d)	Limited Access. Each party shall limit the use and access of Confidential Information to such party’s bona fide employees, agents and third-party vendors, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement; provided, however, that in no event shall CSG provide access to such information to a Competitor (as defined in Section 29). If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

22.	SURVIVAL. Notwithstanding any other provisions of this Agreement to the contrary, the terms and conditions of those Sections that would logically survive the termination or expiration of this Agreement shall survive.

23.	ESCALATION. If (a) if either party believes that the other party is not assigning an adequate number of properly trained and qualified personnel to fulfill its responsibilities under the Agreement, or (b) a disagreement regarding a disputed payment is not resolved within ****** (**) ******** **** of CSG’s receipt of written notice of the disputed amount, then the parties agree that upon **** (*) ******** **** notice the parties shall escalate the matter within their respective organizations to be heard on the matter and reach a resolution. If communications at a particular level of escalation do not resolve the disagreement within *** (**) ******** ****, then either party may escalate the disagreement to the next higher level. The successive levels of escalation shall involve direct communication between the following personnel of each party: first, Customer’s Operations Contact and such person’s counterpart at CSG; next, Customer’s Contract Executive and such person’s counterpart at CSG; next, each party’s Chief Operations Officer; and finally, each party’s Chief Executive Officer.

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24.	NATURE OF RELATIONSHIP. In performing hereunder, both parties are acting as independent contractors and neither party undertakes to perform any obligation of the other, whether regulatory or contractual, or to assume any responsibility for the other’s business or operations. Each party understands and agrees that the other party may perform for or purchase similar goods and services from third parties and license same or similar products to or from third parties. Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party. The parties agree that the rights, responsibilities and obligations provided in this Agreement are non-exclusive, however in exchange for non-exclusivity the parties have agreed, as set forth in Schedule F of this Agreement, that Customer makes a commitment as to Guaranteed Fees and Print and Mail Minimums for Products and Services. If, during the term of this Agreement, Customer purchases, is assigned or otherwise acquires entities which are utilizing billing or print and mail services of a third-party vendor, Customer shall not be required to convert such subscribers to CSG’s billing or print and mail services.

25.	OWNERSHIP.

(a)	CSG Rights. Unless explicitly stated to the contrary in this Agreement, all trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in the Products, the Deliverables (as defined under Schedule B), the incorporated third-party software or any third-party software delivered by CSG (collectively the “Software Products”), are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG’s or its licensor’s proprietary rights or acquire pursuant to this Agreement any right in the Software Products, except the limited use or other rights specified herein. Except as otherwise agreed upon in writing between CSG and Customer, CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof. Customer will obtain, at CSG’s reasonable request and sole expense, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG’s or its licensor’s name.

(b)	Customer Rights. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights of Customer are, and all Confidential Information, including, but not limited to, Customer’s Information, is, and will remain the exclusive property of Customer, whether or not specifically recognized or perfected under applicable law. CSG will not take any action that jeopardizes Customer’s proprietary rights, including, but not limited to, any rights to Customer’s Information, and shall not acquire pursuant to this Agreement any right therein. Except as otherwise agreed upon in writing between CSG and Customer, Customer will own all rights in any copy, translation, modification, adaptation or derivation of Customer’s proprietary rights and Customer’s Information, including any improvement or development thereof. CSG will obtain, at Customer’s reasonable request and sole expense, the execution of any instrument that may be appropriate to assign these rights to Customer or its designee or perfect these rights in Customer or its designee’s name.

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26.	AUDIT; OVERPAYMENT. No more than **** in any ****** ***** (**) ****** ****** the term of this Agreement and for *** (*) ****** after its termination for any reason or expiration and upon not less than ****** (**) ******** **** prior written notice to CSG, and during normal business hours, Customer may conduct an audit of CSG’s records regarding Reimbursable Expenses and all other payments made by Customer to CSG to verify that Customer has paid the correct amounts during the preceding ****** (**) ***** ******. Any such audit will be at Customer’s expense and shall be conducted by Customer’s internal audit division (the members of which may be employed by an Affiliate of Customer), or an independent auditor who shall execute a confidentiality agreement with CSG (in form reasonably acceptable to CSG), and shall be conducted in accordance with generally accepted accounting principles. Should such an audit reveal, or should Customer otherwise discover, that CSG overbilled Customer and Customer overpaid CSG, CSG shall credit Customer’s account by an amount equal to the amount overbilled and overpaid. If, at the time of such audit, Customer has a **** (*) ******* owed to CSG, CSG shall pay Customer for the amount ********** *** ********. Moreover, should such an audit reveal that CSG overbilled Customer and Customer overpaid CSG an amount equal to or greater than **** ******* (**) of the correct amount due during the period covered by the audit, CSG shall reimburse Customer for all reasonable costs incurred by Customer in performing the audit which shall not exceed ******-**** ******** ******* (***,***.**). *** ****** *** *********** ** *** ***** ** **** ******* ** ***** ********* ***’* **** *** ********* ********* *** ********’* **** *** ********* ****** ** ********** **** *** ***** **** *** *** ********** *** ******** *** ******** *** ****** ***** *** *********; ******** **** *** ********* ********** ***** *** ***** ** *** ******** ** ***** ** ******* ********* ***************** ** ***. While conducting such an audit, Customer or its representative will be entitled to copy such items that CSG may possess that, in Customer’s reasonable opinion, provide evidence of overbilling by CSG or overpayment by Customer. Any item that is copied pursuant to the previous sentence shall be subject to the confidentiality restrictions set forth in Section 21. It is understood and agreed that amounts payable pursuant to this Section 26 shall not be included under the ****** *** ** *** ***** ***.

27.	INSPECTION. During the term of this Agreement and for *** (*) ****** after its termination for any reason or expiration, CSG or its representative (who shall execute a confidentiality agreement with Customer, in form reasonably acceptable to Customer) may, upon not less than ****** (**) ******** **** prior notice to Customer and during normal business hours, inspect the files, computer processors, equipment and facilities of Customer that are relevant to this Agreement during Customer’s normal business hours for the sole purpose of verifying Customer’s compliance with this Agreement. While conducting such inspection, CSG or its representative will be entitled to copy such items that Customer may possess, in CSG’s reasonable opinion, that are in violation of this Agreement. Any item that is copied pursuant to the previous sentence shall be subject to the confidentiality restrictions set forth in Section 21.

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28.	FORCE MAJEURE. Notwithstanding anything to the contrary set forth in this Agreement, neither party shall be liable to the other for its failure to perform any of its obligations under this Agreement during the period of a Force Majeure Event to the extent that performance is prevented by such Force Majeure Event. The party that is prevented from fully performing its obligations under this Agreement due to such Force Majeure Event (the “Affected Party”) shall promptly take and continue to take all reasonable actions to resume its performance as soon as possible. “Force Majeure Event” shall mean the following unforeseen and extraordinary events that are beyond the control of the Affected Party: (1) acts of God; (2) acts of a public enemy; (3) acts of a government in its sovereign capacity; (4) war; (5) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; and (6) fire, earthquakes, floods, epidemics, quarantine restrictions, sabotage, riot and embargoes, which in every case listed in items (1) through (6) above are (i) without fault or negligence of the Affected Party or its suppliers and subcontractors and (ii) prevent the Affected Party from performing its obligations under this Agreement. The Affected Party shall provide notice to the other party of a Force Majeure Event within twenty four (24) hours following the commencement of the Force Majeure Event (or, if not possible due to such Force Majeure Event, as soon as possible thereafter). Such notice shall specify, at minimum, the date and time of commencement of the Force Majeure Event, the cause of the Force Majeure Event and the Affected Party’s plan to resume its performance. Events for which such notice is not delivered shall not be deemed to be Force Majeure Events. In the event that a Force Majeure Event prevents the Affected Party from performing its obligations for those Products and Services identified in Schedule H under MARC I or payment of the fees provided under Schedule F for a period of ****** (**) ** **** ******** ****, the other party shall have the right to terminate this Agreement immediately upon delivery of written notice to the Affected Party. For the avoidance of doubt, Customer shall not be obligated to make any payments under this Agreement for any period, solely related to the impacted Products and Services, during which CSG’s performance is prevented by a Force Majeure Event.

29.	ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the other party’s prior approval, which approval will not be unreasonably withheld or delayed. Any attempt to do so without such approval will be void. Notwithstanding the forgoing provisions of this Section 29, but subject to the other limitations contained herein, either party may assign this Agreement upon notice to the other party and without the consent of the other party to a related or unrelated person that purchases or otherwise acquires (a) all or substantially all of such party’s assets, or (b) a Controlling Interest in such party, in one transaction or a series of transactions. Further, Customer may, upon notice to CSG, assign this Agreement to an Affiliate of Customer or an entity, which in either case; (i) demonstrates to CSG that it has the financial capability to perform hereunder; and (ii) expressly assumes in writing, in form acceptable to CSG, to assume all of Customer’s obligations hereunder. Notwithstanding the foregoing, this Agreement shall not be assigned or otherwise transferred by CSG, to a Competitor of Customer without Customer’s express written consent, which rejection or approval shall be in the sole discretion of Customer for any reason or no reason. For the avoidance of doubt, the sale or other transfer of a Controlling Interest in CSG shall constitute a transfer of this Agreement that requires the prior written approval of Customer in accordance with the foregoing sentence. “Competitor” of Customer shall be defined as: (*) *** ****** *** *********** ** *** ********** ***** ** *** ********* *****: *******, ******* *****, **** ****** *****, ******* **************, *** **************, *********** ******* ****., ** * *, ********, *************** ****, *****, ****** ******, *-******, ****, ***********, ****, ************* *****, *** ******* ** (**) * ******** ***** ********, ******, *******, ***********, ********* ** ****** ** *** *********. ** *** ***** *** ********* *** ** ************* *** ** *** ****** ** * ********** ** ******** ** * *********** ******** ** *** ** *********** ** * ********** ** ********, **** ******** ***** **** *** ******, *********** ***** ****** (**) ******** **** ********* ********’* ******* ** ****** ** **** ******** ** ***********, ** ********* **** *********, ** *** ******** ** ** ** ******** ** * ********** ******* ** ******* ** ** * **** ********* ** **** ****** ** ***********, *** **** *** ************* ** **** ***********, *** ***** ******* *********** ********** ** ******** ** ********** **** ******* **(*) ** **** *********. In any such event, CSG shall, and shall cause its Affiliates, to use its and their best efforts to keep Customer’s Information confidential as provided in Section 21 (Confidentiality) and shall not directly or indirectly provide access to or use of such information to such Competitor, and such Competitor shall continue to be treated as a third party for the purposes of Section 21. Customer agrees that so long as CSG remains in compliance with this Section and Section 21, Customer shall not attempt to prevent the consummation of an acquisition of CSG by a Competitor.

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30.	NOTICES.

(a)	Any notice or approval required or permitted under this Agreement will be in writing and will be sent by fax, courier or registered mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by fax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

If to Customer:

DISH Network, L.L.C..

9601 S. Meridian Blvd.

Englewood, CO 80112

Tel: (***) ***-**** Fax: (***) ***-****

****: ***** *********** *******

With a copy to: Chief Operating Officer

Tel: (***) ***-****

Fax: (***) ***-****

and copies to:

******* *******

Fax: (***) ***-**** and

Chief Operations Officer

Fax: (***) ***-****

9601 S. Meridian Blvd.

Englewood, CO 80112

If to CSG: CSG Systems, Inc. 9555 Maroon Circle Englewood, CO 80112 Tel: (***) ***-**** Fax: (***) ***-**** ****: ********* **** * **** ** ******* *******

(b)	Except as set forth in subsection (a) above, CSG may address communications concerning this Agreement (other than operational communications) with Customer’s designated individual for such matters (the “Customer Contract Executive”). The initial Customer Contract Executive as of the Effective Date is the Chief Information Officer. Customer may change the identity of the Customer Contract Executive upon notice to CSG.

(c)	Except as set forth in subsection (a) above, and in addition to the provisions of subsection (b) above, CSG may address operational communications concerning this Agreement with Customer’s designated individual for such matters (the “Customer Operations Contact”). The initial Customer Operations Contact as of the Effective Date is the Vice-President of Customer Management Organization. Customer may change the identity of the Customer Operations Contact upon notice to CSG.

31.	APPLICABLE LAW, INJUNCTIVE RELIEF, MEDIATION.

(a)	Applicable Law. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado, without reference to its conflicts of law rules. Exclusive jurisdiction for all disputes under or relating to this Agreement shall be in the county, state or federal courts located within the State of Colorado.

(b)	Injunctive Relief. In the event Customer applies for and receives injunctive relief obligating CSG to continue providing any Products, Services, or Deliverables beyond the termination of this Agreement, Customer shall **** * **** ** *** ****** ** *** ******* ******* ******* ******** ** ******** ***** **** ********* *** *** **** ******** **** ********** ** *** ****** ** ****** ******** ******** *** ******** ** ******* ******** ******** ** ************ beyond termination.

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(c)	Mediation. As a result, if any dispute arises under Section 2(b) of this Agreement that is not resolved by the escalation procedures set forth in Section 23, the parties agree that they will then attempt to resolve such dispute by submitting such dispute to neutral, non-binding mediation. The parties agree to act in good faith to participate in mediation, and to identify a mutually acceptable mediator. If a mediator cannot be agreed upon by the parties, each party shall designate a mediator and those mediators shall select a third mediator who shall act as the neutral mediator, assisting the parties in attempting to reach a resolution. All parties to the mediation shall share equally in its cost. If the dispute or claim is resolved successfully through the mediation, the resolution will be documented by a written agreement executed by all parties. If the mediation does not successfully resolve the dispute or claim, the mediator shall provide written notice to the parties reflecting the same.

32.	MISCELLANEOUS. Any waiver or modification of this Agreement will not be effective unless executed in writing and signed by both parties. This Agreement will bind Customer’s and CSG’s successors-in-interest. If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement. This Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Agreement by this reference, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior or contemporaneous writings or understandings.

33.	PERFORMANCE STANDARDS. While this Agreement is in effect, CSG shall comply with the performance standards (and any remedies associated therewith) as set forth in Schedule G.

34.	TERMINATION OF PRIOR AGREEMENT.

(a)	The parties agree and acknowledge that pursuant to the Prior Agreement, CSG provided Products, Services and Deliverables to Customer, including but not limited to the Expanded Software, and that such Products, Services and Deliverables shall continue to be provided and purchased by the respective parties as set forth herein.

(b)	Upon the Effective Date of this Agreement, the Prior Agreement shall immediately terminate, except for any Undisputed amounts owed under such Prior Agreement (“Outstanding Fees”) and any statements of work, including any related change orders, or letters of authorization previously executed pursuant to the Prior Agreement but not yet completed or otherwise terminated, or under which any amount is owing by Customer to CSG (collectively, the “Outstanding SOWs”), shall become statements of work under this Agreement and shall be completed in accordance with the terms of such statements of work. Any Outstanding Fees will be invoiced by CSG (to the extent such fees have not been invoiced) and shall be paid by Customer pursuant to the terms of this Agreement. In addition, any Outstanding SOWs shall be invoiced by CSG, and shall be paid by Customer in accordance with the terms of the Outstanding SOWs (if and to the extent such terms conflict with the terms of this Agreement). A list of all Outstanding SOWs and pending, but unexecuted statements of work, as of the Effective Date, are set forth in Schedule J. If a pending but unexecuted statement of work listed on Schedule J is executed by the parties prior to the Effective Date, then such statement of work shall be deemed to be an Outstanding SOW without further action or amendment of this Agreement.

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Execution Version

35.	RELEASE. Each party hereby fully and forever releases and discharges (“Releases”) the other party and all of its Affiliates and its and their respective officers, directors, members, shareholders, partners, employees, agents and legal representatives (collectively, “Releasees”) from and against any and all claims, causes of action, liabilities or demands of any kind whatsoever, known or unknown by such party on the Effective Date, that either party may now have or may have in the future against the other’s Releasees arising from such party’s acts or omissions under the Prior Agreement. Notwithstanding the foregoing, the Release provided for hereunder shall not apply to: (a) outstanding payment of any Outstanding Fees, (b) any obligations to indemnify and defend the other party or its related persons pursuant to Section 13 of the Prior Agreement or otherwise, (c) product-related warranty obligations under the Prior Agreement that are in effect on the Effective Date, or (d) any Service Level Credits or Debits earned by either party under Schedule G (Performance Standards and Remedies) of the Prior Agreement.

36.	CONSTRUCTION AND INTERPRETATION. The language in all parts of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties hereto acknowledge and agree that this Agreement has been negotiated by the parties and has been the subject of arm’s length and careful negotiation, that each party has been given the opportunity to independently review this Agreement with legal counsel, and that each party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, this Agreement shall not be interpreted or construed against the party preparing it. The captions of the articles, sections and subsections herein are inserted solely for convenience and under no circumstances are they to be treated or construed as part of this instrument. CSG and Customer acknowledge that all statements of work, letters of authorization, and other agreement hereunder form an integral part of this Agreement.

37.	PUBLICITY. Except for disclosures required by law, each party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other party. Any public disclosure which requires the consent of the other party pursuant to this Section 37. Publicity, shall be sent to the same individuals and address as provided in Section 30, and will be accepted, modified or denied ****** ******* (**) ******** **** of being sent by the requesting party.

38.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement. A document signed and transmitted electronically, by facsimile machine or e-mail is to be treated as an original and shall have the same binding effect as an original signature on an original document. Notwithstanding the provision of signatures transmitted by facsimile and the treatment of such as an original signature, each party shall provide the other with actual original signatures as soon as reasonably practical on or promptly following the date of execution of this Agreement.

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39.	SCHEDULES AND ATTACHMENTS. The following Schedules and Exhibits are attached and incorporated herein, and each reference herein to the “Agreement” shall be construed to include the following:

Schedule A and associated Exhibits – Services

Schedule B and associated Exhibits – Products

Schedule C – Export Approved Products and Export Approved Countries

Schedule D – Product Installation

Schedule E – Termination Assistance

Schedule F – Fees

Schedule G and associated Exhibits – Performance Standards and Remedies

Schedule H – Business Continuity Plan/Disaster Recovery Plan

Schedule I – Support Services

Schedule J – Outstanding SOWs

Schedule K – Release Agreement

Schedule L – Extended Agreement Option Term Sheet

Schedule M – Designated Environment and Required Equipment Variances

Schedule N – Designated Environment

40.	Controlling Language in the Event of Conflicting Terms. In the event of a conflict between the terms contained in the foregoing Sections of this Agreement and the terms contained in the Schedules and Exhibits attached hereto, the terms in the foregoing Sections of this Agreement shall control.

41.	Computation of Time Periods. If the end of a period of time described in this Agreement would fall on a holiday or weekend, then the end of such period shall be deemed to be the next business day following such date.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

CSG Systems, Inc. (“CSG”)		DISH Network, L.L.C. (“Customer”)

By:	/s/ Robert M. Scott	By:	/s/ Michael K. McClaskey
Name:	Robert M. Scott	Name:	Michael K. McClaskey
Title:	Executive Vice President	Title:	Senior Vice President and Chief Information Officer

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SCHEDULE A

Services

1.	Services. Pursuant to the terms and conditions of the Agreement (including, but not limited to, the attached Exhibits), CSG agrees to provide to Customer, and unless indicated by a separate fee in Schedule F, Customer agrees to purchase the Services set forth below at the System Sites. The parties agree that for those Services and Additional Services, identified in Schedule F, provided under the Monthly Processing Fee (Section I. C) and/or AESP Statement Processing (Section III. A) are not optional, subject to limitations and qualifications as provided by the notes to the respective sections. For all other Services and Additional Services, the parties agree that the Customer has the option to purchase such Services for the fees as set forth in Schedule F. Further, for optional Services or Additional Services, Customer’s use of the Services shall be deemed an exercise of its option.

2.	Reliance on Information. In providing any Services, CSG shall be entitled to rely upon and act in accordance with any instructions, guidelines, data or information provided to CSG by Customer, which Customer designates in writing to CSG to provide such instructions, guidelines or information, and shall incur no liability in doing so. Customer shall indemnify, defend and hold CSG, its directors, officers and employees harmless from third-party claims, losses, actions, suits, proceedings or judgments, including, without limitation, costs and reasonable attorneys’ fees, actually incurred by or assessed against such parties resulting, to the extent caused by (i) except for CSG’s gross negligence or unlawful or intentional misconduct, the action or inaction of CSG in reasonable reliance on an instruction, approval, election, decision or action by Customer, its officers, directors, employees and agents relating to the Services, or (ii) CSG’s reasonable reliance on information or data provided to CSG by Customer in connection with the Services.

The following is an index of the Exhibits (A1-A5):

Service

CCS Services

Technical Services

Print and Mail Services

Credit Verification Services

Card Account Update (sponsored by Visa)

One Time and Recurring Credit Card Authorization Services

Electronic Payment Services (Paybill Advantage)

Check Verification

Additional Services

CSG SmartLink®

CSG Workforce Express® Fleet Management Downstream Interface

ODE Interface

Integrated Operations Testing Environment

Address Change Service (Postal Endorsement)

Precision eCare™ - Consolidator Services (Module C)

Monetary Payment Gateway

Processing NCOALink® from CCS

Cash Payment Gateway

Account Verification Service (“AVS”)

Exchange Message Interface (“EMI”) and Service Level Agreement (“SLA”) Dashboards

Sales Portal

Mail Trace

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EXHIBIT A-1

CCS Services

1.	CCS Services (for video and high speed data). CSG shall provide to Customer, and Customer agrees to purchase, the billing services for Customer’s subscriber accounts using CSG’s billing system, Communications Control System (“CCS”) including, at Customer’s option, CSG’s Advanced Convergent Platform (“ACP”). The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the user documents provided by CSG, which include: the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (collectively, the “Documentation”). Customer’s personnel shall enter payments and non-monetary changes on terminal(s) located at Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification.

2.	Implementation/Conversion Services and Fees. CSG shall provide services as described in Schedule D in connection with Customer’s implementation of the Products (the “Implementation Services”).

3.	De-conversion Services and Fees. If during the term of this Agreement, Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site (the “Disposed Site(s)”), Customer agrees to pay CSG the applicable De-conversion Fees (as defined in Schedule F), which may include the de-conversion tape fee and the fees for processing and de-converting subscribers, including on-line access fees, set forth in Schedule F, which amounts shall be due and payable ****** (**) ******** **** prior to the intended de-conversion of any such Disposed Site(s) from the CCS Services. CSG shall be under no obligation or liability to provide any de-conversion tapes or records until all amounts due hereunder, and as otherwise provided in the Agreement, shall have been paid in full. Further the parties agree that any assistance provided by CSG for the purpose of Customer purchasing services similar to the Processing Services from another vendor shall be subject and pursuant to the terms and conditions outlined in Schedule E entitled “Termination Assistance”.

4.	Optional and Ancillary Services. At Customer’s request, CSG shall provide optional and ancillary services, including but not limited to any described in Schedule F at those prices identified herein, or if no prices are identified then those prices agreed upon by Customer and CSG, or as may otherwise be set forth in Schedule F, and where applicable on the terms and conditions set forth in separately executed Schedules to the Agreement.

5.	Customer Information. Any original documents, data and files provided to CSG hereunder by Customer (“Customer Data”) are and shall remain Customer’s property, and upon termination of this Agreement for any reason or de-conversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG’s then-current rates for processing and delivering the Customer Data, any applicable de-conversion fees required under Section 3 hereof and all unpaid charges for services and equipment, if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Agreement. Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of ** ******** **** immediately prior to termination), House Master File, and any other related data or files held by CSG on behalf of Customer.

6.	Cycle E. CSG shall provide Customer with service bureau access to a dedicated version of the CCS processing software (“Cycle E”). CSG and Customer agree that Cycle E functionality shall include the same functionality, in relation to the Products and Services, as expected to be provided to Customer by CSG, on June 8, 2002 at 12:00 p.m. (MST). CSG agrees to provide Customer with a dedicated processing environment (“Cycle E Processing Environment”). The Cycle E Processing Environment shall include *** (*) ******* ********* (“****”), ***** (*)**** *********** (** ******** ****** ** ******* *** *******), *** (*) *******® ********** ***********, *** (*) ****** ************** ******** *********** *** ******* ************ **** *********** (“******”). If Customer fails to exercise the Extended Agreement Option, the Cycle E will no longer be available after ******** **, ****. CSG will work with Customer on mutually agreeable timeframes.

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7.	Annual Support Hours (“ASH”).

(a)	For the fees set forth in Schedule F, CSG shall make available to Customer the following:

(i) 2010 ASH – ******* *, **** ******* ******** **, ****, CSG will provide *,*** ******* *** ** **** ** *** ******* ********** **** provided in Schedule F. CSG agrees to provide additional ASH above 5,000 upon Customer’s use or request for the rates set forth in Schedule F. Any unused ASH will be lost and Customer shall not be entitled to a refund of fees or credit in hours for any subsequent month.

(ii) 2011 & beyond ASH – Beginning ******* *, ****, ******* *** *** ** *** **** ** *** *********, CSG will provide *,*** ******* *** ** **** ** *** ******* ********** **** provided in Schedule F. CSG agrees to provide additional ASH ***** *,*** upon Customer’s use or request for the rates set forth in Schedule F. Any unused ASH will be lost and Customer shall not be entitled to a refund of fees or credit in hours.

(b)	The Annual Support Hours are subject to the following terms and conditions:

(i) The hours expended by CSG in relation to, but not limited to, (A) project management, (B) analysis of business requirements, (C) development and programming, (D) system testing, (E) system maintenance, (F) system documentation, (G) release management, (H) operations support, and (I) passer activities, will be counted against the Annual Support Hours allotment. For the avoidance of doubt, Annual Support Hours shall not be used for de-conversion services.

(ii) Hours consumed for such purposes in excess of ASH provided pursuant to subsection (a) above shall be mutually agreed upon and shall be billable to Customer at the rate set forth in Schedule F.

(iii) The parties agree that the senior representatives from Customer’s IT Department and CSG’s Dish Network Strategic Business Unit shall meet on a quarterly basis to review and update Customer’s maintenance and support requirements in relation to Cycle E for the upcoming ***** (*) ********.

(iv) The fees for Annual Support Hours are set forth in Schedule F.

(v) Requests are subject to CSG’s reasonable and practicable business considerations.

8.	Enhanced Support Services. The following support services when performed by CSG shall be charged against Customer’s monthly allotment of Annual Support Hours:

(i)	Project Management

•	Management of all product/code implementations

(ii)	Business Requirements Analysis

•	Gather and document all business requirements

•	Follow established Customer SDLC including providing LOEs and Proposals for Customer approval

•	Follow CSG development process

•	Obtain Customer approval (via LOE or Proposal) before charging hours to a project

(iii)	Development and Programming

•	Analysis, design, coding and testing of all Customer requested projects

(iv)	System Testing

•	Test all changes that impact Customer test or production environments

(v)	System Maintenance

•	IPLs

•	Server Maintenance

•	SPC Maintenance for Customer related projects

•	Code upgrades

•	Patch implementations

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(vi)	System Documentation

•	Release Bulletins

•	Integration of all release bulletins and code changes into core documentation

(vii)	Release Management

•	Documentation, support and implementation of all Customer releases

(viii)	Operations Support

•	Trouble ticket management including opening of all tickets, working all issues to resolution and providing daily/weekly reporting on all issues

•	After action summaries: to be provided in the event of a Severity 1 issue or as requested

•	ZAS/ZAR updates (Zipcode Assignment of SPA Entry, Service Code Assignment by Zipcode)

•	EML (Enhanced Message Link) messaging

•	FMS WFM (Fleet Management System Work Force Management)

•	Mass Adjustments

(ix)	Passer Activities

•	Coding, testing and implementation of all passers

(x)	Macro Activities

•	Run and provide output for all Customer requested macros

•	Maintenance and change management for macro tool

(xi)	System Configuration

•	CCS UDF/9XX changes in test and production

•	Maintenance and change management for Configuration tool

Customer acknowledges that CSG shall not be responsible for the following activities and that Customer shall maintain the following responsibilities:

•	Priority management, Approval of hours

•	Invoice analysis

•	Management and configuration of taxing parameters via tax department

•	DirectNet entry for Spanish translations

•	Provide Work Request Forms (“WRFs”) for Spanish translations for CSG CCS configuration

•	Profiles

•	WRFs for all customer requested macros, passers and mass adjustments

•	WRFs for all CCS 9xx/UDF changes

•	Business Requirement Document (BRD) submission and project approval

•	Change management approval

9.	MIPS Calculation. Customer agrees to pay CSG for the MIPS provided by CSG under this Agreement in accordance with the fees set forth in Schedule F. By the ****** ***** (****) *** ** **** ******** ***** CSG will notify Customer in writing of the MIPS provided for the following *** ******* *** ****** (***) ******** ****. The MIPS provided to Customer by CSG shall include a total number of MIPS based on: (a) the MIPS Base (defined below); (b) the number of additional MIPS provided by CSG for system enhancements and/or software releases; and (c) the number of MIPS purchased by Customer. “MIPS Base” shall mean ******** (**) **** *** *** ******* ******** (***,***) ****** *********** (as defined in Schedule F) per month. In the event Customer wishes to purchase additional MIPS in accordance with paragraph (c) above, Customer shall pay the fee set forth in Schedule F of the Agreement.

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Execution Version

EXHIBIT A-2

Technical Services

1.	General. Customer hereby hires CSG, and CSG hereby agrees, to provide Customer with the design, development and/or other consulting services described in a Statement of Work, as defined in Section 2, (collectively, the “Technical Services”) as its independent contractor.

2.	Technical Services.

(a)	Statements of Work. CSG and Customer will execute a statement of work containing reasonable definitive terms agreed between the parties (each a “Statement of Work”) with respect to each design, development and/or other consulting project that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statements of Work will form an integral part of this Agreement.

(b)	Change Order

A Statement of Work may be amended from time to time upon agreement of the Parties and execution of a modification to the Statement of Work (“Change Order”). Requests for a Change Order shall be made in writing to the other Party. If CSG rejects a request from Customer for a Change Order, CSG shall proceed to fulfill its obligations under the Statement of Work. CSG will not unreasonably reject requests for Change Orders by Customer.

(c)	Location and Access. CSG may perform the Technical Services at Customer’s premises, CSG’s premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services at Customer’s premises.

(d)	Insurance. CSG will be solely responsible for obtaining and maintaining appropriate insurance coverage for its activities under this Exhibit A-2, including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.

3.	Fees and Expenses. Customer will pay CSG any Project Fees set forth in a Statement of Work, as well as any Reimbursable Expenses incurred in connection with Technical Services performed by CSG, in accordance with the terms and conditions of the Agreement.

4.	Intellectual Property. All patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Exhibit A-2 (the “Deliverables”), including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services, are and will be the exclusive property of CSG, except as, and to the extent otherwise, specified in the applicable Statement of Work. During and after the term of this Agreement, CSG and Customer will execute the instruments that may be appropriate or necessary to give full legal effect to this Section 4. During the term of this Agreement, Customer provides to CSG a non-exclusive right to use Customer’s Intellectual Property (as defined in Section 5 of Exhibit A-3) to the extent necessary to provide the Services; provided, that any use of Customer’s Intellectual Property shall be consistent with Customer’s issued guidelines, which Customer may change at any time and from time to time in Customer’s sole discretion, but in any event with commercially reasonable notice to CSG. In the event Customer makes such a change to the issued guidelines and CSG is not provided commercially reasonable notice thereto, a delay may be caused with respect to CSG’s provision of Technical Services. Customer shall have no proprietary interest in CSG’s billing and management information software and technology and agrees that, unless specifically set forth in a Statement of Work, any Deliverable is a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law, and in such case, Customer will have a perpetual, for the term of the Agreement, fully-paid right to use such Deliverable. Nothing in this Agreement will require Customer to utilize any Deliverable in its systems.

5.	Delivery of Items. Upon the expiration or termination of this Agreement for any reason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed, following which CSG and Customer will deliver to the other all notebooks, documentation and other items that contain, in whole or in part, any Confidential Information that either party disclosed to the other in performance of the Technical Services.

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Execution Version

6.	DBS Product and Service Developments. If, during the term of this Agreement, Customer requires development assistance in connection with functionality requirements in, among other things, the direct broadcast satellite industry that Customer determines are important to its business operations, CSG agrees that it shall assist Customer, taking into account all of CSG’s reasonable and practicable business considerations with respect to an agreement involving the provision of any such development assistance. Such assistance performed by CSG would be performed on a time and materials basis, at the rates set forth in Schedule F and CSG shall use all commercially reasonable efforts to complete such efforts on an expeditious basis.

7.	Non-Solicitation. During the term of this Agreement and for ****** (**) ****** after its termination, neither Customer nor CSG will, without the other party’s prior approval, solicit or hire any employee of the other party (or its related persons) who has been directly involved in either party’s performance under this Agreement.

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Execution Version

EXHIBIT A-3

Print and Mail Services

1.	Services. CSG will provide to Customer, and Customer will purchase from CSG, Print and Mail Services, excluding postage, up to the Print and Mail Minimums provided in Schedule F. Upon Customer attaining the minimums provided in the Print and Mail Minimums, Customer may purchase additional Print and Mail Services at its option. Such services to be performed by CSG are listed in Section III. A of Schedule F and are referred to as the “Print and Mail Services.”

2.	Postage. CSG shall purchase the postage required to mail statements to Customer’s subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F.

3.	Customer Letters. CSG shall provide Customer Letters in accordance with the fees set forth in Schedule F.

4.	Ancillary Services. At Customer’s request, CSG shall provide the ancillary services described in Schedule F attached hereto (the “Ancillary Services”) for the fees set forth in Schedule F.

5.	Advanced Enhanced Statement Presentation Services. CSG shall develop a customized billing statement (the “AESP Statement”) for Customer’s subscribers utilizing CSG’s advanced enhanced statement presentation (“AESP”) services. Customer agrees that CSG’s AESP services shall be CSG’s sole method of printing and mailing Subscriber Statements. The AESP Statements may include CSG’s or Customer’s intellectual property. “Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing AESP Statements and performing its other obligations pursuant to this Agreement. “CSG’s Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG’s public library, where CSG maintains the primary Customer account records, that may be used in connection with designing, producing and mailing AESP Statements.

(a)	Development and Production of AESP Statements. CSG will perform the design, development and programming services related to design and use of the AESP Statements (the “Work”), which will contain Customer’s and CSG’s Intellectual Property and include the Development Fee to be paid by Customer. CSG will create the work product deliverables (the “Work Product”) set forth in a separately executed and mutually agreed upon AESP Work Order (the “Work Order”) or Statement of Work. Except with respect to Customer’s Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSG’s billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce AESP Statements for Customer.

(b)	Supplies. CSG will suggest and Customer will select the type and quality of the paper stock, carrier envelopes and remittance envelopes for the AESP Statements (the “Supplies”). CSG shall purchase such Supplies as may be necessary for production and mailing of the AESP Statements, notification letters, past due notices and other materials mailed by CSG on behalf of customer. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.

(c)	Right of Customer’s Intellectual Property. Customer provides to CSG a non-exclusive right to use all of Customer’s Intellectual Property necessary to design, produce and mail the AESP Statements, directly or indirectly for the term of this Agreement. Customer represents and warrants that it owns or has licensed all of Customer’s Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG’s use of Customer’s Intellectual Property on AESP Statements will not constitute a misuse or infringement of Customer’s Intellectual Property or an infringement of the rights of any third party. Customer will promptly advise CSG of the loss of Customer’s right to use any of Customer’s Intellectual Property, of all copyright and other notices that must be used in connection with Customer’s Intellectual Property, and of any restrictions on use of Customer’s Intellectual Property relevant to CSG’s activities hereunder. Any such loss may result in additional costs to Customer.

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(d)	Indemnification Relating to AESP Statements. Customer shall indemnify, defend and hold CSG harmless from direct claims, demands, liabilities, losses, damages, judgments or settlements, including reasonable costs and actually incurred expenses related thereto (including reasonable attorneys’ fees), caused solely by Customer’s breach of a representation or warranty under this Section 5, and the Work Product, except for those arising out of CSG Intellectual Property.

6.	Per Cycle Minimum. Customer must have * ******* ** **** (*) ****** *** ***** but ** **** **** ****** (**) ****** *** *****.

7.	Postage Deposit. As of the Effective Date of this Agreement, CSG holds a security deposit equal to the estimated amount of disbursements *** *** (*) ****** as reasonably determined by CSG ***** **** *** ********* ****** ** ********** ******** ** ** ********* ******* ** *** (the “Postage Deposit”) for the payment of expenses described in Section 2 of this Exhibit A-3 (the “Disbursements”). In the event Customer fails to comply with the payment terms set forth in Section 2 *** ***** *********** ******* ******, CSG shall have the right to ******** *** ******* ******* ** ** ********* ****** ** ************* ***** ** ********’* ****** ******* *******. *** *******, ** ********’* ****** ******* ******* ** ****** (**) ******** **** **** *** **** ** ******* *** ***** (*) *********** ******* ******, *** ***** **** *** ***** ** ******** *** ******* ******* ** ** ********* ****** ** ************* ***** ** ****** (**) ******** ****. *** ***** **** *** ***** ** ******** ** ******** **** ********* ******* ******* ***** ******** ******** **** *** ******* ***** *** ***** ** ******* * *** ***** (*) *********** ******* ******. *************** *** *****, *** ******* *********** **** ** *** ***** *** ******* ***** *** ***** ** ******* * *** ******* ** ** **** **** ***** (**) ******** ****, *** ***** ****** *** ******* ******* ** ******* *** ******* ******* ****.

At the end of each calendar quarter, if Customer incurs Disbursements greater than the Postage Deposit for any billing month, Customer shall, ****** ***** (**) ******** **** ** ******* ** * ******* **** *** ** ******** *** ******* *******, *** *** *** ********** ****** ** ** ***** ** *** ******* *******. CSG will return to Customer a portion of the Postage Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Postage Deposit for ***** (*) *********** ******* ******. Any portion of the Postage Deposit that remains after the payment of all Undisputed amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Postage Deposit while any Postage Deposits are maintained by CSG.

8.	CSG SmartColor Printing: CSG shall provide SmartColor Printing for Customer’s subscribers. SmartColor printing is available on both sides of each physical statement page and provides less than or equal to ****** ******* (***) *** *******************. Due to the saturation of color and CSG’s experience with offline processes, such as lockbox processing, CSG and its technology partners require *** ***** ****** to support SmartColor Printing.

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Execution Version

EXHIBIT A-4

Financial Services

1.	Services. For the fees set forth in Schedule F, (a) CSG shall provide to Customer at Customer’s option, one or more of the following Services: (i) Credit Verification Services, (ii) Check Verification, and (b) CSG will provide to Customer, and Customer will purchase from CSG the following Services under the Monthly Processing Fee: (i) One Time and Recurring Credit Card Authorization Services, (ii) Lockbox, (iii) Paybill Advantage, (iv) and Card Account Updates. All Services identified in (a) and (b) above, shall be collectively referred to as (“Financial Services”).

2.	Compliance with Laws. Both parties will comply in all material respects with all federal, state and local laws and regulations pertaining to consumer credit information (including, without limitation, the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services, provided by CSG under this Exhibit A-4. In addition both parties will comply in all material respects with all regulatory requirements and credit card industry standards, which shall include but not be limited to Bank Card Association, National Automated Clearing House Association (“NACHA”) and Payment Card Industry standards (“Industry Standards”) pertaining to consumer credit information, electronic processing and any other financial activity related to the Services provided by CSG under this Exhibit A-4. In the event of clear evidence of fraudulent activity by either party, all Services under this Exhibit A-4 may be discontinued immediately by the respective third party vendor.

3.	Records. CSG shall maintain records of the transactions it performs under this Exhibit A-4 for a minimum of *****-**** (**) ****, but shall not be liable for any damage, loss of data, delays and errors in connection with Services provided under this Exhibit A-4 that are beyond its reasonable control.

4.	Third Party Financial Contractors. Customer agrees and recognizes that in some instances its use of the Financial Services provided herein requires Customer to enter into an agreement or relationship with a card processor, ACH originator or credit bureau that may require additional requirements and terms and conditions.

5.	Territory. Customer agrees and recognizes that the Financial Services provided herein may only be used in the United States or its territories.

6.	Interchange Liability Limitation. CSG shall not be responsible for any interchange fees related to the Services identified in Exhibit A-4(b) One-Time Credit Card Processing and A-4 (c) Recurring Credit Card Processing. ** *** ***** **** *** ***** * ******, ***** ** *** ********** ** ********, ** *** ************** ******** ***** ****** * ********* ** ***** ** *********** *************, **** ****** ** *** **** ******** ** *** *********, *** ***** ** *********** *** *** ************* ***** ** *** ********** ** *** **** *** *** ******** ****** **** *** **** ** ****** ** ******** ** ********** *** * ********* ** ***** ** *********** *************.

7.	Intellectual Property. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Financial Services.

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Execution Version

EXHIBIT A-4(a)

Paybill Advantage®

Electronic Payment Services Agreement

1.	ELECTRONIC PAYMENT SERVICES. CSG will provide to Customer, and Customer will purchase from CSG the data processing services, including reasonable backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic Services”) for all accounts of Customer’s subscribers that elect to utilize Customer’s electronic bill payment services (for purpose of Financial Services the “EPS Subscribers”).

2.	BASIC SERVICES.

(a)	Consumer Debits. Each EPS Subscriber will have the option to preauthorize a debit to either their checking account or savings account each month for a predetermined date of Customer’s choosing. The third-party ACH originator will be responsible for the disbursement, remittance and settlement of all funds. CSG will create and submit a preauthorized payment disbursement file to the third-party ACH originator containing a debit record for EPS Subscribers who have preauthorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month.

(b)	Credit of Remittances. CSG will post to a Subscriber’s CCS account a payment transaction for each processing EPS Subscriber on the EPS Subscriber’s collection day. For purposes of this subparagraph (b), a EPS Subscriber’s “collection day” shall mean: (i) for recurring EFT transactions, the day the EPS Subscriber’s payment transaction posts to CCS; and (ii) for one-time EFT transactions, the day that the ACH transaction (via a payment batch) is released by CSG to the originating bank.

(c)	Recurring ACH Enrollment Process. Customer is responsible for obtaining EPS Subscriber enrollment information that authorizes the Customer’s bank to post debit transactions to the EPS Subscriber’s bank checking account or savings account as required by the standards issued by NACHA. Customer will input EPS Subscriber type of account, bank account number, payment method, and bank routing information into the CCS system. CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated. If the prenote process produces an error, the CCS system will automatically update the EPS Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, the CCS system will automatically update the information on the CCS system. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined date.

(d)	Automatic Preauthorized Payments. CSG and Customer’s third-party ACH originator shall provide automatic payment deduction which will occur monthly on a date predetermined by Customer. CSG will submit a file to the ACH originator ***** (*) ******** **** prior to the date the deduction is scheduled to take place. The EPS Subscriber payment amount submitted to the ACH originator will be the statement balance if the statement balance is less than the current balance or if the statement balance is greater than the current balance, then the current balance will be used. If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

(e)	Settlement. Customer is responsible for ensuring for recurring EFT transactions, the ACH originator credits Customer’s bank account. Settlement of Returns. Customer is responsible for ensuring the ACH originator settles daily returns against Customer’s bank account.

(f)	Record Keeping. Customer is responsible for maintaining EPS Subscriber authorization forms in accordance with any applicable government laws or regulations.

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Execution Version

3.	ADDITIONAL SERVICES. If Customer desires CSG to provide other services in addition to the Basic Services, the parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional Services”). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed and dated by both parties. Unless otherwise agreed in writing by the parties in such amendment any such additional services shall be subject to the terms of this Exhibit A-4(a).

4.	SUBSCRIBER AUTHORIZATION. Customer shall obtain from each EPS Subscriber the proper documents authorizing automatic transfers to and from such EPS Subscriber’s various bank accounts and provide a copy of the authorization to each EPS Subscriber. Customer will provide only valid authorizations for processing consistent with government laws and regulations as well as Industry Standards.

5.	SUBSCRIBER REPORTS. If Customer requests that CSG provide Customer information regarding Customer’s EPS Subscribers and to the extent permitted by Industry standards related banking information and payment data, then Customer shall pay CSG’s then current rates (if applicable) for processing such information.

6.	COLLECTION OF DATA. Customer shall update subscriber account information to provide necessary data for the Basic Services and any Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

7.	ACH ORIGINATOR. Customer acknowledges and agrees that this Exhibit A-4(a) is only between Customer and CSG and, that as a result, Customer gains no relationship with institutions used by CSG for ACH processing. CSG may contract with one or more financial institutions for ACH processing.

8.	ONE-TIME PAYMENTS. All of the terms and conditions of this Exhibit A-4(a) and of the Agreement shall apply to Customer’s use of the Service for one-time payments except as set forth below:

•	CSG will not initiate ACH prenotes for one-time payments. ACH prenotes will only be initiated for recurring, monthly payments.

•	With respect to one-time payments only, the EPS Subscriber payment amount submitted to the ACH originator will be determined by the EPS Subscriber.

•

With respect to one-time payments only, CSG will submit a file to the ACH originator on the date the payment is entered into the CCS system. However, if the designated date for deduction falls on a weekend or holiday, the deduction will not occur until the next scheduled banking day.

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Execution Version

EXHIBIT A-4(b)

One-Time Credit Card Processing

1.	One-Time Credit Card Processing. CSG will provide to Customer, and Customer will purchase from CSG, those data processing services which allow subscribers to charge deposits, pre-payments, monthly services, installation fees and pay-per-view (“PPV”) orders via credit card (the “OCCP Service”). Credit Card payments can be accepted online through CCS. This feature involves real-time credit card authorizations via an interface with a third party credit card processing system. Return messages from the credit card processor, including approved authorizations, declines, and errors, will be displayed online. CSG will create and transmit a nightly settlement file to the merchant banks’ processing center. All settlement reporting is done by the merchant bank. “Approved” credit card payments will post to the subscriber’s account the day it was entered, up to *:** ** ******** ****. One-time credit card payments will be identified on daily and monthly production reports. The merchant processing fees will be billed directly to the Customer, per the agreement between the customer and the merchant bank.

2.	Requirements. Allowable credit cards for use in connection with the One-Time Credit Card Processing Services are **********, ****, ******** *** ******** *******. Customer is responsible for establishing a merchant agreement with a CSG-approved bank*. The merchant bank will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the OCCP Service. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.

3.	Use of Card Processing Information. Customer and CSG agree that all information and data accessed through the OCCP Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

*	At this time, ***** **** ******** ** *** ******** ****. Additional banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT A-4(c)

Recurring Credit Card Processing

1.	Recurring Credit Card Processing. CSG will provide to Customer, and Customer will purchase from CSG, those data processing services which allow subscribers to have deposits, pre-payments, monthly services, installation fees and PPV orders automatically charged to their credit card on a monthly basis (the “RCCP Service”). When Subscribers provide their credit card information to the Customer, a “pre” authorization is sent real time to a CSG-approved merchant bank (see Section 2 below), to insure that the credit card information is accurate. Customer will determine when the recurring credit card payment will be performed, either on the subscriber’s cycle date or a date between *** (**) *** ****** **** (**) ******** **** after the cycle date. Customer can choose to automatically retry certain “decline” response codes from the credit card processor. CSG Systems will send a file of credit card payments in the appropriate format to the merchant bank’s processor on a nightly basis and post the payment to the Subscriber’s CSG account. The merchant bank is responsible for all settlement processing and reporting. Merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank. Recurring credit card payments will be identified on daily and monthly production reports.

2.	Requirements. Allowable credit cards for the Recurring Credit Card Processing are **********, ****, ********, *** ******** *******. Customer is responsible for establishing a merchant agreement with a CSG approved merchant bank, currently Chase Card Services. Additional merchant banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work. The merchant bank will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the RCCP Service. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG-approved merchant bank.

3.	Use of Card Processing Information. Customer and CSG agree that all information and data accessed through the RCCP Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

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Execution Version

EXHIBIT A-4(d)

Credit Verification Services

1.	Credit Verification Services. CSG will provide to Customer, at Customer’s option, those consumer credit information, scoring services or other data stored in the credit reporting database of CSG’s provider of the Credit Verification Services (the “Vendor”) that are identified as Basic Services in Exhibit A-4(d)(i) (the “Credit Verification Services”) for all accounts of Customer’s subscribers that elect to utilize Customer’s Credit Verification Services.

2.	Use of Credit Information. Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, (v) government licensing, or for other “permissible purposes” as defined by the FCRA, and will neither request nor use any such information for any other purpose. Customer agrees that CSG shall not provide Credit Verification Services in a manner that is in violation of any agreement with CSG’s vendor, but the foregoing shall not prohibit Customer’s use of the Credit Verification Services in a manner consistent with Customer’s third party vendor.

3.	Confidential Treatment. Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4.	Intellectual Property.

(a)	No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Credit Verification Services.

(b)	Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of the Vendor or its affiliates, whether registered or unregistered, without the Vendor’s prior written consent.

(c)	Ownership of Credit Data. Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit A-4(d) shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT A-4(d)(i)

Basic Services

Experian Interface:

Basic

ID Verification - a one-position character and corresponding description, indicating the comparison results of Input Name and SSN to the Response Name and Address. Values are as follows:

0	ID matches to data supplied.

1	ID matches (plus other names).

2	ID does not match to data supplied.

3	ID flagged as deceased person

4	ID has never been issued

5	No record found

Social Security Number - Most recent SSN on file.

Birth Date and Deceased Date - Displays if SSN is identified as deceased or non-issued.

Address Alert - An optional one-character field with values as follows:

Y	Hit on Non-Residential Area.

N	No Hit on Non-Residential Address.

X	Not Requested - or - Address was Not Found.

Public Alert - one-position fields with descriptions which indicate:

Bankruptcy

Judgment

Tax Lien

Bankruptcy Dismissed or Discharged

Judgment Satisfied or Vacated

Tax lien Released

“Additional Names and Addresses Exist” Field.

This two-digit field displays the number of additional names and addresses found in the database for the input subscriber information.

If this value is “01” or greater, a maximum of six additional names and addresses can be viewed.

Enhanced

The following fields are included in the above fields to create the Enhanced Service:

Credit Score - a five position code (four positions are numeric and the fifth position is an alpha value of N (Negative), P (Positive)), followed by a sixty (60) position treatment description as Customer defined in the CCS user data file.

*	Not all fields are available on every record.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT A-4(e)

Card Account Update (also known as ***** Relationship Manager Service)

1.	Card Account Update. CSG will provide to Customer, and Customer will purchase from CSG the data processing services that automatically refresh **** *** ********** cardholder account numbers and expiration dates for merchants that use **** ** ******* ******** ********, *** (“Current Provider”) or such other provider as the parties may agree upon (in any case, the “Approved Provider”) for recurring credit card processing (the “Card Account Update Service”).

2.	Requirements. Customer may use Current Provider or another Approved Provider for recurring credit card processing in order to utilize the Card Account Update Service. Customer also acknowledges that the Card Account Update Service must be used with either CCS or ACSR® systems. In addition, Current Provider or other Approved Provider will register Customer with and be responsible for the applicable card association(s) for the card account update service. Customer is required to have an Agreement with the Current Provider in order for CSG to provide the Card Account Update Service.

3.	Use of Card Processing Information. Customer agrees that it shall keep all information and data accessed through the Card Account Update Service strictly confidential.

4.	Intellectual Property.

a.	No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Card Account Update Service.

b.	Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of ****, **** ** ******* ******** ********, **********, or their respective affiliates, whether registered or unregistered, without the prior written consent of the applicable party.

c.	Ownership of Credit Data. Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Approved Provider. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

5.	Data Accuracy. Customer acknowledges that the Card Account Update Service is only accurate to the extent a credit card issuer participates in the service and that many credit card issuers do not participate in the service. Furthermore, Customer acknowledges that CSG is not responsible in any way for the accuracy or the completeness of data which may be accessed as part of this service. At this time, **** *** ********** are the only credit card types offering the service of tracking and reporting replacement credit card numbers and expiration dates.

6.	Termination. **** *** ** ********** may terminate Customer’s participation in the Card Account Update Service, or terminate the service in its entirety, at any time. **** ** ******* ******** ********’ bankcard processing relationship with Customer, and thus the Card Account Update Service, may be terminated at any time pursuant to the terms and conditions set forth in a Merchant Bankcard Processing Agreement entered into between Customer and **** ** ******* ******** ********. CSG assumes no liability of any kind that arises out of the termination of Customer’s participation in the Card Account Update Service by either Visa or Bank of America Merchant Services.

*	At this time, **** ** ******* ******** ********, *** is authorized provider of the Card Account Update Service. Additional providers may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT A-4(f)

Check Verification

1.	Check Verification. CSG will provide to Customer, at Customer’s option, CSG’s Check Verification service, which provides service in routing transactions to and from the Customer-selected third party Check Verification Provider (the “CVP”).

2.	Requirements. CSG will develop, implement, and integrate the CVP’s capability to validate check and bank information provided by Customer of its subscribers in connection with EFT payments that such subscribers attempt to make so that such information will be validated prior to any acceptance of those attempted payments through CSG’s Advanced Customer Service Representative® Product (“ACSR®”), Customer’s interactive voice response system (“IVR”), or the Internet. Customer will be responsible for integration and implementation of its front-end platforms utilizing CSG’s standard XML protocol for the service, which front-end platforms shall include, but not be limited to, DishPromo, IVR and web self service platforms. CSG’s Check Verification services will route EFT payment information to the CVP, take responses from the CVP and will provide appropriate disposition to the originating payment applications.

3.	Agreement with CVP Required. Each party acknowledges that Customer must have an agreement in place with a CVP before CSG can provide the Check Verification Services to Customer. Customer has chosen a mutually acceptable third party CVP.

4.	Intellectual Property. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Check Verification service.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT A-5

Additional Services

CSG SmartLink. CSG SmartLink is an XML interface that provides a mechanism for customers to use the open standards of the Extensible Markup Language (“XML”) to communicate with core CSG’s CCS system. The XML technology allows a customer to build applications using these open standards. Message based XML is used for communicating upstream to and downstream from core CSG systems. The data communications method for the CSG SmartLink interface is TCP/IP. Customers can use either CSG’s External Integration Protocol (“EIP”) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides the customer with the CSG SmartLink Interface Specification and the XML document type definitions (“DTDs”) for each defined XML activity. XML requests sent by the customer must use the DTDs as supplied by CSG and validate successfully against those DTDs.

CSG Workforce Express Fleet Management Downstream Interface. CSG Workforce Express Fleet Management Downstream Interface is an interface between Customer and CSG’s CCS system which allows selected work order data to flow from CCS to Customer as outlined in Section 3.2 of the Fleet Management System (“FMS”) Interface Specification, Version 1.0, Release Date: May 25, 2000. CSG’s use of the CSG Workforce Express Fleet Management Downstream Interface is restricted for the sole and exclusive purpose of interfacing with Customer’s Enterprise Application Integration (“EAI”) Bus. Any other use of the CSG’s Workforce Express Fleet Management Downstream Interface, including the data obtained thereby, is strictly prohibited. The CSG Workforce Express Fleet Management Downstream Interface must be certified in conjunction with Customer’s EAI Bus by CSG prior to the integration of the interface. All project management, certification, integration, workflow consulting and/or technical review services (including the applicable hourly fees as set forth in Section V of Schedule F) shall be set forth in a mutually agreed upon Statement of Work.

ODE Interface. Customer use the open data exchange (“ODE”) interface at no charge, so long as Customer uses the ODE interface for the sole purpose of interfacing with Customer’s Dish-Promo application. Customer shall use commercially reasonable efforts to migrate from the ODE interface to the CSG SmartLink interface within a mutually agreed upon timeframe.

Address Change Service (also known as Postal Endorsement). An automated service used by the USPS to provide electronic address updates to its customers. Instead of receiving returned mail pieces to CSG’s location for address updates, the USPS will provide CSG with an address file, and CSG will automatically update the “bill to” information for Customer’s disconnected subscribers.

Precision eCare™ - Consolidator Services (Module C). Consolidator Services facilitate the distribution of subscriber statement information (e.g. bill), in an electronic summary record and electronic .pdf format, to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the Subscriber.

Monetary Payment Gateway. The CSG Monetary Payment Gateway relieves Customer of complex batch handling, provides robust transaction replay and recall, validates subscribers and posts credit card, 1x EFT and cash payments to Subscriber accounts in CCS. The Monetary Payment Gateway supports complete batch management to target payments to appear on specific CCS reports and data tracking for reconciliation and viewing of real time monetary receipts.

Processing NCOA Link® from CCS. CSG provides an automated service in which CSG pulls a file of all print suppressed subscribers from CSG’s CCS system and processes that file against the NCOA link database provided by the United States Postal Service. CSG then automatically updates the “bill to” information for Customer’s print suppressed subscribers with address changes.

Cash Payment Gateway. CSG’s Cash Payment Gateway is a web standards compliant interface for the cash payment partners such as, which may include but shall not be limited to: ******* *****, ***-****, *********, *** ********. The Cash Payment Gateway will relieve vendors from complex batch handling, provide robust transaction replay and recall, validate subscribers and post cash payments to subscriber’s accounts in CCS. The Cash Payment Gateway supports complex batch management to target payments to appear on specific CCS reports and data tracking for reconciliation and viewing of real time monetary receipt totals. Customer is required to sign a release requesting access for the partners and cash payment partners are required to annually request secure access.

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Execution Version

AVS. Customer provides discounts to current Customer subscribers when subscribers register on the DISHonline entertainment portal (http://www.dishonline.com). The AVS allows the portal to retrieve subscriber information including First Name, Last Name, Billing Address, Physical Address, Account Number, Dunning Group, Services list, Receivers list, and Smart Cards list, for any valid Customer subscriber.

EMI and SLA Dashboards. These Customer dashboard services are two distinct dashboard applications (SLA and EMI) that share common infrastructure elements including a database and access control. Both applications may be used by Customer personnel.

EMI Dashboard

The EMI Dashboard service provides easy web access to information about the status of EMI file transfers and acknowledgements between CSG, Customer, and Customer’s telecommunication partners.

SLA Dashboard

The SLA Dashboard service collects and presents various system performance measurements. Measurements include historical and near real time mainframe (Cycle E) measurements as well as CSG Smartlink measurements. This service presents these measurements in both graphical and tabular fashion through an easy to use web interface.

Sales Portal. The Sales Portal provides a mechanism for Customer direct sales personnel to view near real-time sales data. The basis for real-time data is CSG’s WFM and FMS which are messaging systems provided via CCS. The Sales Portal consists of several modules that provide various functions including processing of WFM messages, sales analysis, data presentation and access control.

Integrated Operations Testing Environment. Integrated Operations Testing Environment (“IOT”) is a cluster of regions dedicated to Customer for the purpose of testing, integration and development with CCS. The IOT will be hosted in a LPAR that is separate from the production LPAR and will consist of the following regions:

•	Test and integration region (QT04) that will be sized to ******-**** ******* (***) of production data.

•	CSG Internal Statement testing region (QT03)

•	Special Projects test and integration region (QT05)

(i)	CSG agrees to provide an IOT MIPS capacity of *** (based on what is in test LPAR today) MIPS for test. MIPS should increase * *** *** *** subscribers in test region. In the event that Customer wishes to increase the capacity, additional MIPS in excess of *** shall be provided for the fees set forth in Schedule F.

(ii)	CSG agrees to provide Direct Access Storage Device capacity (“IOT DASD Capacity”) of *** **. DASD should ******** *.** ** *** *** ****. In the event that Customer wishes to increase the capacity, additional DASD in ****** ** *.**.** *** *** **** shall be provided for the fees set forth in Schedule F.

(iii)	QT04will be supported by CSG ****** **** (**) ***** *** ***, ***** (*) **** *** **** in accordance with the following:

(a)	CSG shall use the daily scheduled build process except as set forth below. Real-time User Defined Fields (“UDF”) and code table builds will only be supported for production issue resolution or to prevent a delay in software implementation schedules. CSG will not support more than one real-time builds on a single day.

(b)	Downsystem timeframes may vary, but CSG will use commercially reasonable efforts to complete Upsystem ****** *:** ** **.

(c)	Code patches will be made available as soon as possible for issues found in testing.

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Execution Version

(d)	Products, including but not limited to, CSG Vantage, RMS, and Daily Data Extracts will be supported as ******** * ****** (as defined in Schedule I of the Agreement).

(e)	Forced cycles or other non-standard testing requirements will need to be submitted in a written test plan by Customer with a reasonable amount of notice for CSG to provide support.

(iv)	The test and integration region (QT04) will be supported in accordance with the following:

(a)	Real Time Builds: Real time builds are available upon request. Only one real time build per day can be accommodated. Real time builds will be available Monday-Friday except on CSG-observed holidays, and as special exceptions are needed and requested by Customer.

(b)	Nightly Cycles: ***** **** ***** * ***** *** ****. ****** ******* ****** ******* ***-*** ******** ****, ***** ** ****** ******* ***-*** ******** ****, *** ******** ******* *** *** *** ******** ****, ****** ***** *** ********* ****** ** *** **** ******. *** ***** ******** ****** ******** ** *** ****** ******** *** ******* ***** *** **** ********** ** ******* *** **** ******.

(c)	Test Data: Maintaining test data will be the responsibility of Customer. Passers and macros will be performed by CSG at Customer’s request from time to time.

(d)	UDF Change Requests: UDF change request for test regions will be submitted in writing in the same process used for production. No UDF, CTD, or 9XX changes will be made in test unless requested by Customer.

(e)	IOT Environment Issues: CSG shall work diligently to resolve any test region issues preventing Customer from completing transactions in that region. Hourly updates will be given to Customer by CSG regarding any issues involving the test region availability, unrelated to bundle release code.

(f)	Bundle Code Test Issues: CSG will work diligently to resolve any test region issues arising from bundle code implementation. CSG will update Customer on a timely basis on any bundle code-related test issues.

(g)	Supported Interfaces: Interfaces supported in the IOT region include Nagra, FMS, WildBlue, Smartlink, MPG, CPGW, credit card provider interface, credit score interface, DDEs, EMI and Bill Print. Additional interfaces can be added at Customer’s option.

(v)	Any support requested by Customer that is not included in paragraphs (iii) or (iv) above shall be requested in writing and provided by CSG at the standard rate for the Annual Support Hours set forth in Schedule F.

(vi)	The special projects region (QT05) will be reserved for use by Customer for special projects and can be configured and set up for Customer testing needs. Timelines and costs for configuration, if any, will be determined and identified in written agreement presented to Customer. It is understood and agreed that ASH may be used in connection with special projects configuration and other special project-related Services.

CSG Mail Trace. CSG Mail Trace is CSG’s mail tracking Product that uses a special barcode to track letter-size mail through the USPS system at the piece level. CSG offers CSG Mail Trace on both outgoing and incoming mail. As the piece travels through the mail, data such as time, date and location are recorded on USPS equipment and sent to CSG. CSG Mail Trace data will be accessible to Customer via DirectNet, ACSR®, and/or a daily file on the Customer’s ftp outgoing site. Optional features for CSG Mail Trace include populating CSG Vantage® tables and utilizing CCS® settings for the automatic delay of delinquency actions based on CSG Mail Trace data.

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Execution Version

SCHEDULE B

CSG Products

The list of Products subject to the Agreement is set forth in Exhibit B-1(a).

“Expanded License Software” shall include: ACSR®, ACSR® AOI, ACSR® module for High Speed Data, CSG Statement Express™, and CSG Screen Express® (each as described in Exhibit B-1(a)).

For clarification purposes, CSG Statement Express™ is a CSG Product related to Print and Mail Services. Further, subject to the terms of the Agreement, the license for CSG Statement Express™ shall continue throughout the Print and Mail Term.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT B-1

CSG Products and User I.D.

CSG Expanded License Software

Advanced Customer Service Representative® (ACSR®)

ACSR® module for High Speed Data

ACSR® AOI

CSG Statement Express™

CSG Screen Express®

CSG Products	User I.D.’s
CSG Vantage®	**
CSG Vantage Plus®	**

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT B-1(a)

CSG Product Description

Advanced Customer Service Representative® (“ACSR®”). ACSR® provides an “easy to use” fully functional customer care tool that can be used to perform many account management functions. ACSR® is a graphical user interface for CSG’s CCS and ACP service bureau subscriber management systems. ACSR® significantly reduces training time and eliminates the need for customer service representatives (“CSRs”) to memorize transactions and codes. CSRs instead may access reference tools, help screens and subscriber data.

ACSR® also has the ability to analyze subscriber and work order history, setup and perform collection and delinquency treatment tasks, add, swap, perform equipment operations, track and handle complaints, and perform dispatching functions.

ACSR® module for High Speed Data. ACSR® module for High Speed Data allows customers, through the graphical user interface, to access subscriber information on CCS as it relates to Customer’s offering of high speed data services.

ACSR® AOI. ACSR AOI is an application object interface that allows third party applications to be used in conjunction with ACSR.

CSG Screen Express®. Integrated with CSG ACSR® and the call center’s Automatic Call Distributor (“ACD”) telephony switch, CSG Screen Express® provides incoming call/ACSR® screen synchronization at the CSR workstation. Linking with a resident ACD, the CTI server simultaneously routes the call to the CSR’s phone while bringing up the caller’s account information on the CSR’s desktop. In addition, CSG Screen Express® provides basic software-based operations of the CSR’s physical telephone through a direct soft phone feature that is integrated with the local / national phone switch.

CSG Statement Express™. CSG Statement Express electronically stores, retrieves and prints an ESP statement exactly as it appears to subscribers, including customized statement messages and advertisements. Statements are available within forty-eight (48) hours of printing, making the images available to Customer Service Representatives before subscribers. CSG Statement Express™ works in either a stand-alone capacity or integrated with ACSR.

CSG Vantage®. Vantage is a database that enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs. CSG’s Vantage is a highly flexible decision support product that allows customers to generate customized reports based on their business needs. The product is often used for commission reporting, operational analysis and management, royalty reporting, campaign analysis, troubleshooting, and a variety of other applications designed to provide insight to market and customer behavior. In addition, Vantage features interactive applications that allow clients to target their customers (down to the individual subscriber level) through statement messaging and mass adjustment applications).

CSG Vantage® Plus. CSG Vantage® Plus reporting tool provides a web front end for the report management system (“RMS”) reporting system. CSG Vantage® Plus allows much greater flexibility in retrieving and presenting the RMS report data. Additionally, Customer will be able to administer the number of users on the system as well as which reports each user has access to. With CSG Vantage® Plus, Customer can view data in HTML format and download or export this data in comma separated value (i.e., “CSV”) format. Attachment 1 provides the reports that shall be made available to Customer as of the Effective Date. Increasing the number of Reports in Attachment 1 will be subject to additional fees as set forth in Schedule F.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

Attachment 1 to Exhibit B-1(a)

[Remainder of Attachment redacted for confidential treatment.]

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

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Execution Version

EXHIBIT B-1(b)

Third Party Software

[Remainder of Exhibit redacted for confidential treatment.]

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT B-1(c)

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT is made as of the      day of              between CSG SYSTEMS, INC., a Delaware corporation with its principal offices at 9555 Maroon Circle, Englewood, CO 80111, U.S.A. (“CSG”) and [Name of Company], with its principal offices at [                            ] (“Company”).

RECITALS

CSG and Company intend to discuss certain matters regarding potential business relationships, including opportunities regarding CSG’s software and systems (the “Products”) in certain areas.

In these discussions, CSG and Company may disclose to the other confidential and proprietary information and trade secrets for evaluation of the Products and any potential business relationship (the “Evaluation Process”).

As a result, CSG and Company agree on the following terms for disclosure and protection of their respective information.

1.	DEFINITION OF CONFIDENTIAL INFORMATION. “Confidential Information” means information developed, acquired or licensed that is maintained as confidential information or trade secrets, including products planning information, marketing strategies, plans, finance, operations, customer relationships, customer profiles, sales estimates, business plans, internal performance results relating to past, present or future business activities, scientific or technical information, designs, processes, procedures, formulas, or improvements, confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, information, know-how, show-how and trade secrets, whether or not patentable or copyrightable, and all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible embodiment of the foregoing.

2.	IDENTIFICATION OF CONFIDENTIAL INFORMATION. All information which is disclosed by the disclosing party to the receiving party and which is to be protected hereunder as Confidential Information of the disclosing party shall:

(a)	if in writing or other tangible form, be labeled as proprietary and/or confidential, and

(b)	if oral, be identified as proprietary and/or confidential at the time of disclosure and confirmed in writing by the disclosing party as confidential and/or proprietary within ******* (**) ******** **** of the date of disclosure.

3.	CONFIDENTIALITY. CSG and Company agree, with respect to the other’s Confidential Information, for a period of three (3) years from the date of disclosure:

(a)	to take reasonable precautions necessary to safeguard confidentiality of that Confidential Information, including those the party takes to protect its own Confidential Information and those the other party reasonably requests from time to time;

(b)	not to disclose that Confidential Information to any person or entity except its employees who have a need to know and require access in connection with the Evaluation Process;

(c)	to require that such employees (i) agree to comply with the use and non-disclosure restrictions applicable to such Confidential Information under this Agreement and (ii) acknowledge the disclosing party’s right to enforce these restrictions against the employee before disclosing that Confidential Information to any such employee; and

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

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Execution Version

(d)	not to remove or deface any notice of confidentiality on the Confidential Information. The placement of a copyright notice on any Confidential Information will not constitute publication or otherwise impair its confidential nature.

4.	USE. Each party will use the Confidential Information of the other party exclusively to evaluate the Products and evaluate potential business relationships. The Company will not copy the Products without CSG’s prior written permission, and CSG and Company will not copy any of the other’s Confidential Information without the other’s prior written permission.

5.	UNAUTHORIZED USE OR DISCLOSURE. The unauthorized use or disclosure of either party’s Confidential Information will cause the party irreparable harm, and any actual or threatened unauthorized use or disclosure will entitle the disclosing party to injunctive relief, without bond. If an unauthorized use or disclosure of either party’s Confidential Information occurs, the recipient will immediately notify the disclosing party and take, at the recipient’s expense, all steps which are reasonably necessary to recover the disclosing party’s Confidential Information and to prevent its subsequent unauthorized use or dissemination, including availing itself of actions for seizure and injunctive relief. If the recipient fails to take these steps in a timely manner, the disclosing party may take them in its own or the recipient’s name and at the recipient’s expense.

6.	LIMITATION. Neither party will have any confidentiality obligation with respect to any portion of Confidential Information that (i) the recipient independently knew or develops without using the disclosing party’s Confidential Information, (ii) the recipient lawfully obtains from a third party under no obligation of confidentiality, (iii) becomes available to the public other than as a result of an act or omission of the recipient or any of its employees or (iv) is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the disclosing party as much advance notice of the possibility of such disclosure as is practical so that the disclosing party may attempt to stop such disclosure or obtain a protective order concerning such disclosure.

7.	PRODUCTS. The Company acknowledges that CSG or its licensors own the Products and all patents, copyrights, trade secrets, trademarks and other proprietary rights related to the Products, whether or not specifically recognized or protected under the laws of any country, and that this Agreement gives the Company no rights with respect to the Products or CSG’s proprietary rights, except the limited rights specified in this Agreement. The Company will not take any action that jeopardizes CSG’s or its licensors’ proprietary rights or acquire any rights in the Products.

8.	DISCUSSIONS. CSG and Company will act in good faith. This Agreement does not obligate CSG or Company to enter into any discussions, agreements or business relationships. Any agreement that will bind the parties not set forth in this Agreement must be in writing and signed by an authorized representative of both parties. Oral agreements, promises and representations made between the parties but not contained in such a written agreement will not be binding.

9.	RETURN OF CONFIDENTIAL INFORMATION. CSG and Company will, on request by the other, (i) return the other party’s Confidential Information and any tangible embodiment containing such Confidential Information, and (ii) deliver to the other party an affidavit which certifies that the party has complied with these termination obligations.

10.	INDEMNITY. Each party will indemnify the other party against any damages, loss, liability or expense (including lawyer’s fees) that such other party may incur as a result of any violation of its confidentiality obligations hereunder, due to any act or omission of such party, its employees, agents or consultants. This Section will not be construed to limit or exclude any other claims or remedies that either party may assert under this Agreement or by law.

11.	U.S. EXPORT CONTROLS. The Company acknowledges that the Products and all related technical data are subject to controls under the U.S. Export Administration Regulations. The Company will not re-export or disclose the Products or any related technical data, or direct products thereof, to any country or person resident outside of the United States or Philippines (except to CSG and its employees), unless the Company obtains an appropriate authorization from CSG and the U.S. Department of Commerce.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

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Execution Version

12.	ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the other party’s prior approval. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, CSG may assign this Agreement, upon notice to Company, to a related or unrelated person in connection with a transfer of all or substantially of its stock or assets to a third party, and Company hereby consents to such assignment in advance

13.	GOVERNING LAW. This Agreement and performance thereunder shall be governed by the laws of the State of Colorado, U.S.A, excluding its conflicts of laws rules.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

[NAME OF COMPANY] (“Company”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

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Execution Version

SCHEDULE C

Export Approved Products And Export Approved Countries

Foreign Countries	Products
***** ****	* ACSR
********* ********	* ACSR (web-enabled)
*****
******
***********

*       These products include the following software or product modules of which those available or used by Customer are indicated as “(Cycle E)”:

1.      CIT

2.      Leads Tracking

3.      OWF

4.      Enhanced Campaigns

5.      Offer Management

6.      Equipment (OPE) (Cycle E)

7.      Billing Calculator

8.      Credit Verification (Cycle E)

9.      Risk Management (Cycle E)

10.    ACSR Voice

11.    EAR / AR (Cycle E)

12.    Account Hierarchies (Cycle E)

13.    Statement Express (Cycle E)

14.    Outage Detection (Cycle E)

15.    Enhanced Statement Screen

16.    Screen Express (Cycle E)

17.    AOI / AIT (Cycle E)

18.    LOB indicators (HSD, Voice, Data), a/k/a ACSR HSD module

19.    Unbilled Usage

20.    Enhanced Call Routing

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Execution Version

SCHEDULE D

Product Installation

The parties agree that any Products that are not installed as of the Effective Date shall be installed pursuant to a mutually agreed upon Statement of Work between the parties, which shall contain reasonable terms and be based on the fee structure set forth in Schedule F.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

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Execution Version

SCHEDULE E

Termination Assistance

Processing Termination Assistance

Processing Termination Assistance and services shall consist of *** ********** *** ******** **-********** **** *******. Any request for termination files or data shall be reasonably stated in an SOW or such other written notification received by CSG which clearly states the ******* ******* **** *** *** ****** ********** (“*** ****”) ********. ***’* ******** ************* ******* ******** *** *********: *** (*) *** ** **** ***** *** *** (*) **** ** **** ***** (************ *** “************* *******”). *** ************* **** *** ******** *** ** ******** ********* *.*.*.

********** **** ***** **** *** ********* **** (*) ****** ***** (***** *** ** ******* **** **** ** ****):

*) **** *****

*) **********

*) *****

*) ********* *********

*) ******************

*) *****

*) ********** ****

*) ****** **********

*) **********

*** ******** ************* ******* *** ********** ******** ****** *** ********** **** *** *********** *** *********** **** ******** ********** *** *********** ** * *** **** *** *** * ******* ** *** *** ****. *******, *** **** ******** ** ******** ***** *** ** ***** ********* *** ********* ******** ***** ** *********** *** ****** ********* ********** ******** ** ****** *** ******** *** ********* ******* ** *** **** ** *** **** ** ***** ******** ** *** ** ********. **** ******* ** ********, *** ***** **** ** ******* ********* ** ********** ********* *** ******** ** ******* ** *** **** ******** ** ******** *** *******. ****** ********* ****** ** ** *******, ** ***** ** ****** *** ******** *** ******* ******** *********** ******, ******** ***** **** ** *** ************* ***** ********* ****** ** ***’* **** ****** ********. *** *** ********** ***** *** ************ *** ****** *** *** ************* **** ** **** ** **** ****** *** ******* ********** *** *** ***** ********** ** ********’* ******. ** ********, *** ****** ** ******* ** ** *** ******* ****** (***) **** ****************** ********** *** ******* ************ ******** ********* (********** ** ** **** **** *** *********) **** ********’* *******.

******** ************* **********

** ******* *, **** ******** ***** ******* *** **** * ****** ******* ************ **** ********* *** ****** ** *** ****’* *** ***** ***** ******** ****** ** ********** *********** ****** *** ********** ******** ****** (*** “************ ****”). *******, ** *** ***** (*** ******** *** ** **** ********** ******** *****, ******** ***** ******** ** ******* *** **** * ************* **** ********** **** *** ************* **** ******** ** ******* *, ****. ** *** ***** ******** **** *** ******* **** ************* **** ** * ****** ********** **** **** ** ******** ******, ** *** ** ********* ********* ** ********** *** *** ** ******* *** *********** ********** ** *** ****** ******** ****** ***** *** ***** * ********** ** ********’* ******. ** ********, ******** ***** ******* *** **** ****** (**) **** ******* ******* ****** ** * **** ************* **** (*** “****** ****”). ** *** ***** ******** ***** ** **** *** ****** **** ****** ******** * ************* ** **** **** ****** (**) **** ******* ****** ** ******** ******, *** ***** ** ******** ** *** *********** ********* *** ******** ******** ** ******** * *** ******* *** ** *** ********** ********* ***** *** ****** (**) *** ****** *********** *** **** ***.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

***’* ******** ******* *** *** ************** ** ****** *** ******* ***** ** *** ****** ***** (****) *** ** *** ***** *** *** ************* ******** ****** ** ******** ** *** ******* ** ** ****, ***** ******** ****** ** *:** ** ******** ****. ** *** ***** ******** ********** * ******* **** ***** **** *** **** *** ** *** *****, ******** **** ** ******** ** *** ***’* **** ******** **** *** * ********* ******** ** ** *** ******* ****. *** ************** ** ** ** *** ******* (*,***,***) ***********, *** ***** **** **** ***** ********* ** ******** ***** ******** *** ******** ************* ******* (**** ********** ****) ****** ***** ***** (**) ***** **** ******** (******** ****** ** *:** ** ******** ****) ** *** ***** *** ********* *** ********** ******* ****. *** ************** ******* *** ******* (*,***,***) *** ***** ******* (*,***,***) ***********, *** ***** **** ******* **** ******** ************* ******* (**** ********** ****) ****** *******-*** (**) ***** **** ******** (******** ****** ** *:** ** ******** ****) ** *** ***** *** ********* *** ********** ***-*** ****. *** **-*********** ** ****** ** ***** ******* (*,***,***) ***********, *** **** ******* * ***** ** ********* ***** ** *** ****** ** *********** ********, *** ** *** ***** *** ********* ***** ** ** **** **** ** ********** ******-**** (**) ***** *** ********** *** ******* (*,***,***) *********** *********. ***** *** ***** **** ** *** ***** ********** ****** ** ***** ** **-******* **** * ***** ****** ** ***********, ** *** ***** ********’* ****** ** ******* ** ******** * ***** ****** ** **** ** * ****** ******** ** *** **** *** ***** ************ ******** ******, *** *** ******* * ****** **** ****** * ******* ****** ** **** ** *** **********, ** *** **** **********, **** ***** ** *** ** ************ **** ********** *** **** ***** ** ********** ** *** ******* ******** ******.

****** *** **** ****** **** **-********** ******** *** ******** ** *** *********, *** ****** ** ********, *******, *** **** ********* ** ********, ** **********, ****** ** ******* ************* ******* ** ***** ******** *********** ********* *** ****** ** *********** **, ****** *** **** ** *** *********, ******** ** *** ***** ** *** *********, ** **** ** *** ******** *** ******** **** ** ******** ** ******* ** ******** **** ********* **** ** ********.

********** ** ******** ************* ******* ****

** *** ***** ******** ******** ********** **** ** **** ** * ****** ***** **** ***’* ******** ************* **** *******, ** ******** ******* ** ********** ******* *** ****’*, ******** ***** ******* *** **** ************** ******** *** ******* ****, *** ****** *** *** ***** **** ***** *** **** **** ** ********. ****** ****** (**) ******** **** ** ******* ** **** **************, *** ***** ****** ******** ** *** ********* *********** ***** *** ***** ******** ** ******* *** ********** **** *** * ****** **** *** ******** ** **** ****. **** ********** ** **** ********* ***** *** ***** ** ********, **** ********** **** ***** ** ******** ** ***’* ************ ****** ***** ** ******** *** ** ******** *, ******* *.*.

****************** *******

*** ****** **** **** ******* ** ********, *** ***** ******* ******** ** ** ***** (**) **** ** **** **** ****** ** ***’* ****** ****** (****************), *** ****** ****** (**) **** ** ************* ******** *** ******* ** ********** ***** (**) **** ** **** **** ****** ** ***’* ****** ****** (****************).

Fees

The fees for read only access on CSG’s online system are provided in Schedule F, Section I.E.6.b. The aggregate fees for such De*conversion Package are provided in Schedule F, Section I.E.6.a. In addition, any other “support” fees not identified elsewhere in this Schedule E shall be provided for the Professional Services fees set forth in Schedule F, Section V.2.

Print and Mail Termination Assistance

As part of the *** ******** ****, Print and Mail Termination Assistance shall be provided in Section 20(c) for the Professional Service fees set forth in Schedule F, Section V.2.

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Execution Version

SCHEDULE F

FEES

INDEX

CSG SERVICES.

I. Processing

A.	Monthly Processing Fee for Non-Rated Video and Non-Rated High-Speed Data Services

B.	Guaranteed Fees

C.	Listing of Products and Services included in the Monthly Processing Fee

D.	On Line Storage Allowances and Overage Charges

E.	Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data

F.	Account Hierarchies

II. Interfaces

A.	Audio response units (ARU) and automated number identification (ANI)

B.	Video

C.	CSG SmartLink

III. Payment Procurement

A.	Print and Mail Services
• Annual Print and Mail Services Minimum Amount /Print and Mail Minimums • Listing of Products and Services included in the AESP Statement processing • Print and Mail Services

B.	Precision eCare™ - Consolidator Services (Module C)

C.	CSG Cash Payment Gateway

D.	CSG Monetary Payment Gateway

E.	Check Verification

IV. Credit Management and Collections

A.	Credit Verification (Experian Interface)

B.	Collections

V. Technical Services

VI. Discovery Support Fees

VII. Additional training and documentation

A.	Reserved

B.	Reserved

C.	On-site user training at Customer’s requested location

D.	Vantage training

E.	Additional documentation

CSG LICENSED PRODUCTS.

I. Product installation and other associated items

A.	Expanded License Software

B.	Product installation and other associated items

II. CSG – Vantage setup and database modifications and other services

A.	Vantage

B.	Vantage Plus

THIRD-PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG.

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Execution Version

DATA COMMUNICATIONS SERVICES.

I.	Direct Connect

II.	Network Services – timelines and pricing

EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES.

I.	Equipment installation outside of normal work hours

II.	Technical and Engineering support services

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Execution Version

Definition of an Active Subscriber

An “Active Subscriber” shall mean any subscriber residing in a revenue-generating system principle that is reported ** *** **** *** ****** ** *** **** *** ** ***’* ******* ******* ***** ** ** ****** *******. ** ** ******* ** ** ****** *******, *** ******* **** **** ** ******** ****** ** ************ *** * ***** **** *** ***** ** “**”.

Section References

References in this Schedule F shall refer to Sections of this Schedule F except as otherwise indicated by the context thereof.

CSG SERVICES

I.	Processing

[Remainder of section redacted for confidential treatment.]

CSG SERVICES

II.	Interfaces

[Remainder of section redacted for confidential treatment.]

CSG SERVICES

III.	Payment Procurement

[Remainder of section redacted for confidential treatment.]

CSG SERVICES

IV.	Credit Management and Collections

[Remainder of section redacted for confidential treatment.]

CSG SERVICES

V.	Technical Services

[Remainder of section redacted for confidential treatment.]

CSG SERVICES

VI.	Discovery Support Fees

[Remainder of section redacted for confidential treatment.]

CSG SERVICES

VII.	Additional training and documentation

[Remainder of section redacted for confidential treatment.]

CSG LICENSED PRODUCTS

I.	Product installation and other associated items

[Remainder of section redacted for confidential treatment.]

CSG LICENSED PRODUCTS

II.	CSG Vantage setup and database modifications and other services

[Remainder of section redacted for confidential treatment.]

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Execution Version

THIRD-PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

[Remainder of section redacted for confidential treatment.]

DATA COMMUNICATIONS SERVICES

I.	Direct Connect into the CSG’s Data Center

[Remainder of section redacted for confidential treatment.]

DATA COMMUNICATIONS SERVICES

II.	Network Services - timelines and pricing

[Remainder of section redacted for confidential treatment.]

EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

[Remainder of section redacted for confidential treatment.]

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Execution Version

SCHEDULE G

Performance Standards And Remedies

1.	Definitions.

[Remainder of Schedule redacted for confidential treatment.]

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Execution Version

EXHIBIT G-1

Performance Remedies

[Remainder of Exhibit redacted for confidential treatment.]

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Execution Version

SCHEDULE H

CSG Systems, Inc. Business Continuity / Disaster Recovery Plan

CSG maintains written business continuity plans (“BCP”) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster. Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG to its clients.

For BCP and disaster recovery purposes, CSG has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•	All MARC I business functions are required to be operational from a BCP standpoint ****** ** ***** after declaration of a business disaster.

•	All MARC II business functions are required to be operational from a BCP standpoint ******* ******** *** ***** *** ******** *** ***** after declaration of a business disaster.

•	All MARC III business functions are required to be operational from a BCP standpoint ******* ******** *** ***** *** ******** *** ******-*** after declaration of a business disaster.

In the event of a declared disaster, affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following products and services:

**** *

***

****** **** ************* (*** **** *** *********) ********

**** * *********** **********

********** ******* ******** (******* *********)

*** ********* *******

***** *** **** ********

**** **

**** **** ************

**** ***

********** ******** **********

****** ************ ********

*** *******

CSG will maintain adequate BCP plans for each of the products and services listed above, and will test those plans on an annual basis for accuracy and adequacy.

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Execution Version

SCHEDULE I

Support Services

Support Services for the Products:

Solution Support Center (“SSC”)

The Solution Support Center (“SSC”) provides Customers with assistance to diagnose and correct problems, including without limitation any failure of a Product to perform in the applicable Designated Environment substantially as described in the Documentation for such Product, that Customers may encounter with the then-current version of Products, or such other version of the Products that CSG is required to support hereunder pursuant to Section 10 of this Agreement. CSG will offer the Solution Support Center remotely by toll-free telephone or other electronic communication twenty-four hours a day, seven days a week, including holidays. Each Customer will bear all expenses that it may incur in connection with the Solution Support Center. Every Customer problem is assigned a tracking number and a priority/severity. Problems are resolved according to their assigned priority/severity. The terms and conditions set forth in this Schedule I shall also apply to any Deliverables with respect to which a Customer has purchased support and maintenance services from CSG.

Customer shall designate a central support team consisting of no more than **** (*) ********* trained in the use and functionality of the Products to be identified to CSG. Only members of Customer’s central support team are authorized to contact the SSC. Customer may modify the members of its central support team by providing notice of such modification to a manager at the SSC. Customer shall be deemed to have accepted CSG’s resolution of an error unless Customer provides written or email notice to CSG, describing the insufficiency of such resolution, ****** ***** (*) **** after receipt of CSG’s proposed resolution

When contacting the SSC, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. In certain situations, Customer will need to provide CSG with adequate examples and details to assist with problem identification. Each problem or question is assigned a tracking number and a priority/severity. The priority/severity is set to correspond with the urgency of the problem. A Customer shall describe the impact to their business because of the problem when it is initially reported. The priority/severity levels are described below:

•

******** (***************** *): ******** **** ** ************* ****** ******** ****** ******. * ******** ****** ****** *** *******, ****** ******* *** ******** *** ** *** ******** ***** ****, *** ************ ******* ******* ** ************* ********, ** *** ****** ** *******. *** ******** **** ******* ********* ******** *** *********** ** *** ******* *****. **** ******* *** **** ********, ******* *** **** **** ** ********* *** “**** *****” ** *** *******. *********** *** ****** ** *** *****, *** ******* ** ******** ** *** ** *** ***** ********** *** ********* ***********. ***** * ******** (***************** *) ******* ******, *** ******** ******* ****** ***** ******* ******-***-***** ******* ***** **** ********’* ************************** ** ******** ** *********** ******.

•

******* (***************** *): ******* **** ** ******** *************. *** ********’* ********************* ****** ** *** **** *** ***** ** ** ****** ** ******** *********. ** *** ******* ********, *** ******* *** ** **** ****** ***-**** ******* *** ****** **** *******. *** ******** ******* ****** ***** ******** ********* ****** ****** ******** ***** ***** * ********* ******** ** *****.

•

*********** (***************** *): ******* **** ** ***-******** *************, ** **** ** ******** ************* *** ***** * **** ****** ******. *** **** ** ********** ** ******* * ******* *** ** ****** ********** ********** *** *******. * **** *** ** * ***, **********, ** *** ********’* ********* ***** ******* *** ******. ***’* ******** ******* ****** **** ** ** ******* ** ** ****** *** **** ******** ***.

69

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

Should the Customer wish to check the status of a problem, such Customer may contact the SSC representatives or Customer’s Account Manager. In either case, the Customer should reference the tracking number.

Customer specifically acknowledges that the Support Services do not include provision of any services related to Customer’s Designated Equipment.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

SCHEDULE J

Outstanding SOWs

[Remainder of Schedule redacted for confidential treatment.]

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

SCHEDULE K

MUTUAL RELEASE AGREEMENT

This Mutual Release Agreement (the “Release”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Dish Network L.L.C., a Colorado limited liability company (“Customer”). The above parties are collectively referred to as the “Parties.”

RECITALS

(A)	The parties entered into a Master Subscriber Management System Agreement effective January 1, 2010 (the “Agreement”).

(B)	The [insert applicable term: Processing Term, Print and Mail Term or Extended Term] has been terminated in accordance with Section 19 or otherwise as provided in the Agreement, the Parties have agreed to enter into this Release to resolve any potential litigation that could result from the Agreement, or its expiration or termination. By entering into this Release, the Parties make no admissions of liability or fact.

(C)	Capitalized terms used, but not defined, in this Release shall have the meanings given to such terms in the Agreement.

AGREEMENT AND RELEASE

In consideration of the foregoing and the following respective provisions and covenants, the Parties agree to a mutual release as follows:

1.	Payments have been made in satisfaction of the obligations set forth in Section 19 of the Agreement.

2.	Upon execution of the Release, and in consideration of the monies paid as set forth in paragraph 1 above and the promises made herein, except as set forth in paragraph 3 below, each Party hereby releases and forever discharges the other Party and its Affiliates, successor companies, and each past or present employee, agent, representative, officer, director, stockholder, attorney, of and from any and all claims arising out of the work, performance, payment or other obligations of the other Party in conjunction with [insert applicable term:: the Processing Services and fees therefore/the Print and Mail Services, print-and-mail-related Products and fees therefore/the Agreement, as amended] (collectively, the “Released Claims”).

3.	The Parties do not by this Release intend, and this Release shall not be deemed, to release any claims of any kind whatsoever that have accrued or may accrue under Section 13 (Infringement) or Section 21 (Confidentiality) of the Agreement.

4.	The Parties shall bear their own costs and attorneys’ fees related to this Release.

5.	This Release shall be binding upon and for the benefit of the Parties and their respective successors, devisee, executors, Affiliates, representatives, assigns, officers, directors, partners, agents and employees.

6.	The Parties expressly state that they have consulted their respective attorneys of record concerning all portions of this Release and have been fully advised by their attorneys with respect to their rights and obligations hereunder. Each Party has cooperated in the preparation of this Release, and therefore, any construction of the intent of the Parties or language hereof to be made by a court of law shall not be construed against any of the Parties.

7.	This Release constitutes the entire agreement between the Parties with respect to the subject matter hereof and it is expressly understood and agreed that this Release may not be altered, amended, modified or otherwise changed in any respect or particular whatsoever except by a writing duly executed by an authorized representative of the Parties.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

8.	The Parties hereby agree and acknowledge that they will not claim at any time or place that this Release has been orally altered or modified or otherwise changed by oral communication of any kind or character.

9.	The Parties acknowledge that this Release shall not be considered an admission of liability by any party for any purpose.

10.	This Release may be executed in counterparts which, when taken together, shall constitute one original Release. Facsimile signatures will serve as originals for all purposes.

11.	No representations, oral or otherwise, express or implied, other than those contained herein, have been made by any party hereto, and by executing this Release, each party hereby warrants that this Release is made and entered into without reliance upon any statements or representations of any party, hereby obligated or released, or in reliance upon any statements or representations made by any representatives, agents or employees of any of the Parties.

12.	Each individual executing this Release represents and warrants that he/she is duly authorized to execute this Release, and that it is binding in accordance with its terms. The Parties warrant that they are the true holders of all rights and remedies which they purport to release, and that they have not assigned or transferred any of these rights or remedies to any other individuals and/or entities.

APPROVED AS TO FORM AND CONTENT:

DATED:	CSG SYSTEMS, INC.

By:
Print Name:
Position:

DATED:	DISH NETWORK L.L.C.

By:
Print Name:
Position:

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

SCHEDULE L

NON-BINDING

EXTENDED AGREEMENT OPTION TERM SHEET

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

The parties to the Agreement have agreed to negotiate in good faith to seek agreement upon definitive terms of an amendment to the Agreement that will provide an option (the “Extended Agreement Option,” or the “Option”) exercisable by Customer to, among other things, amend the Agreement (such amendment is hereinafter referred to as the “Amendment”) to provide Customer with additional Products and Services from CSG, a change in the fees for such Products and Services, and extend the Processing Term and Print and Mail Term for an additional period through December 31, 2015. This non-binding term sheet contains a summary of key business terms that reflect the discussions held between the parties prior to the date of execution of the Agreement. Subject to further negotiation, as of the date of execution of the Agreement the parties anticipate that the definitive terms of the Option will be substantially similar to the terms set forth below. However, such terms are provided herein merely to facilitate further discussions and to reference some important and key business terms, but the resulting amendment, and not this term sheet, shall provide the binding terms and conditions of any agreement that may be reached between the parties with respect to the Extended Agreement Option. The terms and conditions included herein are a general summary and do not amend or create any new obligations on either party. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

Subject to further discussion and negotiation, the Parties anticipate that:

1.	Term: The Extended Term will begin on the date the Option is exercised (the “Extended Option Date”) and will end on December 31, 2015.

2.	Expiration: Customer will have the right to exercise the Option until April 30, 2011.

3.	Exclusivity: ****** *** ******** ****, *** **** ** ********’* **** *** ********* ******** ** ***** *** **** ******** *** ********** ******** (************, *** “********* ********”) *** *** ****** ** ****** *********** *** ***** *** ********* ******** ********* ******** ** ** *** ******** ****** ****. ** ****** *** **** ** *** ********* ** *** ********* *******, *** ****** ********* ********* ***** ****** ****-***** **** *********** *** ***** ** ********’* ********** ****, ***** **** ********* *********** (** ******* *****), **** *********** **** **** ***** ********* ******** ******** ** *** ******** ** *** ***** ** **** *********. ** ******** *****, ******* ** ********* ********* ****** *********** ** ** ********** ******* ** ********, *** **** ** *** **** *** ********* ******** ** ********* ******** *** **** *********** ****** ***********. “********* ***********” ***** ***** *********** ********* ** ******** **** ** **-********** ***** ***** *** ***** ******** *********** ********** *** ******* ******* ******** ****** ***** *** **** ******** *** ***** ******** ** ** **-********** ***** ***** ** *** **** ** **** ***********. ** ******** **** ********* ******** *** ********* ***********, **** **** ** ********** ****** *********** ******* ** ***** *********** *****. *** *** ********* ** *****, ***** *********** ********** **** *** ***** **** ******* ** ********’* ****-**** *********** (** ******* *****) *** **** *********** **** *** ** ******** ** **** *** ******** ******** ** ***. “****-**** ***********” ***** ***** *********** ********* ***** ** ******** ****** ******** ** ****, ****** ******* ********-***** *************, *** *** ******* ** ** *********** **** ****-***-*** ********* ********* *************.

74

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

4.	Changes to Schedule F – Fees: The following changes would be made to Schedule F and the fees described therein:

(*)	****** ** **** **** ****** ********* *** ***** ********* *** ***** ** ********’* ******** ** *** ****** *** **** ****** ********* ********** *** ********* **** ** *** *********.

(*)	*** ***** ** *** ******* ****** ********** ****** *** ***-***** ***** *** ***-***** ****-***** **** ******** ( *** ****** **********) ***** ** ******* ** *** *********:

*********** ** ********* ** *******	*********	**** ****	**** ****
******* ****** ***********
• **,***,*** ** **,***,*** (*** ****** **********)	*******	**.****	* *.****
• **,***,*** ** **,***,*** (*** ****** **********)	*******	**.****	* *.****
• **,***,*** ** **,***,*** (*** ****** **********)	*******	**.****	* *.****
• **,***,*** ** **,***,*** (*** ****** **********)	*******	**.****	* *.****
• **,***,*** ** **,***,*** (*** ****** **********)	*******	**.****	* *.****
• **,***,*** ** **,***,*** (*** ****** **********)	*******	**.****	* *.****
• **,***,*** ** **,***,*** (*** ****** **********)	*******	**.****	* *.****

**** *: *** ******* ****** ********** ****** *****, ** *** ***** ** *** ***** *****, *** ******** ** ** ********** *** *** ***********. *** *******, ** ******** *** **,***,*** ****** *********** ** *** ******* ******* ***** *** ******** **** ****, *** ******* ****** ********** ****** ** *** **,***,*** ****** *********** ***** ** **.**** *** ****** **********.

**** *: *** ******* ****** ********** ****** **** ** ********** *** * ***** ** ****** ******* (**,***,***) ** ******** ******* (**,***,***) ******* ****** ***********. ****** ********’* ******* ****** ********** ***** **** ***** ****** ******* (**,***,***) ******* ****** *********** *** * ****** ** ***** (*) *********** ******* ****** ** *** **** ****** *** ****, ******** ***** ******** ** *** *** *** ******* ****** ********** ****** ** ****** ***** **** ****** ******* (**,***,***) ******* ****** *********** ******* *** *** ** *** ****-******* ****. ** ***** **** ***** **** ****** ******* (**,***,***) ******* ****** *********** ********* ***** ******** ***** *** “**** *******” ***** ** ********** ***** *** ** * **** ** * ******* ** **** *********** ** ** **-********** ***** ***** (***** **** *** ********** * ****** ** ******* ** ******* ** ******* **), ********* ** ******* ****** *********** ** *** ****** ****** ** ******** ** ****** *** ****** ** ****** *********** ********* ***** ******** ***** *** “**** *******” ** ********** ***** ****** ******** ******* (**,***,***) *** * ****** ** ***** (*) *********** ******* ****** *** ******* ***** **** *** ***** ** **-********* *** ******* ****** ********** ****** *** ******** *** ********, *** ** *** ***** ****** *** ****** ** ********’* ******* ****** *********** **** ***** ****** ******* (**,***,***) ******** ***** ******** ** *** *** *** ******* ****** ********** ****** ** ****** ***** **** ****** ******* (**,***,***) ******* ****** *********** ***** *** ******* ******* ** ********* **** *** ****.

75

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

**** *: ******* *- ******** ** **** ** *** ********* ***** ***** ** *** ******* ****** ********** ******.

(*)	*** ******** *** ******* ********** **** **** **** ******** ***** **, *** *** ** * **** *********, *** ******** ****** **** (*** “****** ********”) ***** ** ****** ** ** **** *** **** *** *** ***** **** ** ******** ** ******* ******* ***** ** ******* ***** ** *** *********** ******* **** *** *** ******* ** ******** ** *** *** ****, ***** ** *** *********** ** ***** **** *** ********** *******, ** **** ********** ******* ****** ** *** ** ******** ***** **** ******* *** ************.

(*)	*** ***** ***** *********** ******** *** *** ******* *** ***** *** ****** ******** **** ****** **** ******* ****** ********** ****** ****** ********* *** *** ********** *******, *** **** *********** ******** ***** ** ****** *** ******* ** ********** **** *** ********* ** ******* ** *** *********. **** *********** ******** ***** ******* ******* ***** **** *** ******* ****** ********** ****** ** ******** ** ******** * (** ******* ** *** *********). ** *** ** ******* *** *** **********, ** *** ******** ****** **** ******** ** ***** **, ****, *** **, ** ********** **** ******* *(*) ** *** ********* (** **** ****** ****** *** ******** ****** ****) (*) ******** *** ******* ********** **** *** **** ****** **** *** ***** ** *** * *** **** * ** ****, ************, **** **** ******** ***** ** ****** **** *** **** *** *** **** ******* **** ******** ** ********* *****, *** ** (*) ** ******* *** ******* ********** **** *** **** ****** **** * *** **** ** ***** *, ****, **** **** ******* ***** ***** ** ********** *** ****** *** *** ******* ** ********** **** *** ********* ** ** ******* ***** ** *** ******** ****** ****.

(*)	*** **** ******* ******* ******* ***, ****** ** ******** *, ******* ***.* ***** *** ******** ***** *** ** ******** ** ******** ** * ******** *******, ******* ***** ** ****** ****** ******** *, ******* *.* ******* ** ******** *** ******** ******** ** *** ******* ****** ********** ******. *********, ******* ***.* ***** *** ******** ***** ** ******* ** *** ******** *** ******** **** “********” *** ******* *.* ***** *** ******** ***** ** ******** ** ****** *** *********:

**** ******* ******* ******* *** (*** ** ** *** (*) ******* ********)

(*)	*** ******** ******* ******* ******* ***, ****** ** ******** *, ******* ***.*.* ***** *** ******** ***** *** ** ******** ** ******** ** * ******** *******, ******* **** ** ****** ****** ******** *, ******* *.* ******* ** ******** *** ******** ******** ** *** ******* ****** ********** ******. *********, ******* ***.*.* ***** *** ******** ***** ** ******* ** *** ******** *** ******* *.* ***** *** ******** ***** ** ******** ** ****** *** *********:

******** ******* ******* ******* ***. ***** ** ******* ***.* ***** *** ******** *** ******** **** **** **** ** ****** **********.

76

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

(*)	*** *** ********** **** ****** ******* ***** ****, ****** ** ******** *, ******* *.* ***** *** ******** ***** ** ******* ** *** ******** *** ******** **** *** *********:

*********** ** ********* ** *******	*********	***
*. ****** ******* ***** (***) (*** ******, *** ****)	*** *******	***.**

(*)	******** ** *** ********* (*** **** * ** ******** *, ******* *.* ***** *** ******** ********), ******** ****** ** *** **,***,***.** *** ******** ******* *** *********** **** *** ****** ********** ** ****** ** **,***,*** *** **** **** **,***,***. **** ******** ** *** ******, ** *** ***** ******** *** **** *** ********* ******* ** **,***,***.**, **** ******* ***** ** ******* ** * ****** ******* ******* ******** ***** *** ****** ** *********.

(*)	******** ************* ******* ** *** ********* ***** ******* *** ********* ******** ** ******* *.*. ***** *** ******** ** ******** *:

*** ******** ** **** *********, ‘***** **-*********’ ***** **** ******** ** *** ********* ***** ***’* ******** *** ******** ** ***** *******-******* ******** *** ****** *********** *** ** ******** ******** *** **** **** ***’* ******. *** ******** ** *************, ***** **-********* ***** ******* (*) *** **** *** ** *** ******** ***** ****-**** **-**** ******, *** ***** ******** **** ** ******* ********** ***** ******* *.*.*.* ***** *** ********, *** (**) *** **** *** ** ********** **** *** ********** ** ******** ***** **** ******** ** * ********* ****** ***** **** *** ***** ** *** ****** *** *** ********* ** ***** *** **** ********.

****** *** ******** **** *** *** **** ********** ** ********** **** ******* ** (************ *** “****”), **** ***** ******** ***** ** *********** *** ****** *** *** ******* ****** ********** ****** *** ******** *** ******** ******** ****** **** ***** *** ***** ** **** ******** * (*** “******* ****** ********** ******”). *** ******* **** ******** ****** **** *** ******* ****** ********** ****** ** ** ******** ********* ***** **** ******* ******* ******* ** ********** ********, *** *** **** ** **** *********.

77

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

*** ********** *** ******** ************ **** *** **** ******** ** ******** *, ******* *.*. ******** ********** ****, (*** “********** ****”) *** ***** **** * ********** ********** ** *** ****** ******* **** *** ***** ****** ** *** **** ** **** ** ******* *** ****** ** ******** ************ ** **** *********. ******** ************ *** ****** ****, ******* *** ********* ** ******* ******** ** *** *********** *** ***** ** **** ********* *** ******** *-* *** *-* ** **********, *** ***** **** **** ********* ** ******* *** ******** *** ******** ** *** **** *** ***** ** *** *********, *********, *** *** ******* ** ******** *. ***** **** *** *********, ******** ****** ****, ****** ** ********* ******** ** *** *********, ***** ** *** *********** ** *** ******** ****, *** ** ******** ** *** ***** ********** ******* **** *** *** ***** ** ***, **** ******** **** *** ** ***, ** * ******** ************** *** *** *** ** * ******* ** *** ****, ******* **** ******** ***** *** ******* ******* (****) ** *** ******* ****** ********** ****** *** ******** *** ******** **** *** **** ** **** *********** ** ***** ****** ** ******** ******* *** *** ** ****; *** *** **** *** **** ******** *****’ *******-**** ******* (***) ** ********’* ******* ****** ********** ****** **** **** ** *** *** ** ****; *** *** ******** **** **** *** *** ********* **** ** **** ********* ***** ******* (***) ** ********’* ******* ****** ********** ****** ************ ******* *** ********* ** *** **** ** ****** ***** *** **** ** *********** ** ****** (*** “********** ****”). *** ******** ** *********** *** ********** ****, ** *** ***** ******** *** **** **** ****** ******* (**,***,***) ****** ***********, ******** ****** **** *** ****** ** ****** *********** ***** *** ** **** **** ****** ******* (**,***,***). *********, ** *** ***** ** *********** ** *** ********** ******** ** *** ***** ******** **(*) ******* (*) ** ** ******** ***** ******* **(*), ******** ***** *** ** *** ** * ************** *** *** *** ** * *******, *** ********** ****.

(*)	*** ****** ***** *** **** ******* ***** ****** ** ******** *, ******* ***.* ***** *** ******** ***** ** ******* ** ****** *** *********:

****	****** ***** *** **** *******
****	***,***,***.**

5.	Workforce Express

(a)	CSG would grant to Customer a perpetual (except as limited by Section 18) non-exclusive, royalty-free license to use CSG Workforce Management® with access for up to ****** ******** (**,***) ********** technicians along with a ratio of *** (*) ********* ********** ******* ** **** (*) *** ******** licenses in accordance with the Agreement. For clarification purposes, Customer would only be licensed to use, on a concurrent basis, up to the number of Customer dispatchers and Customer technicians per licensed in the Agreement on a monthly basis. Based upon the number of concurrent user licenses referenced above and in accordance with the applicable concurrent user license fees provided in this Amendment, CSG would invoice Customer in the amount of ****,***.** ******* ** *******. Pursuant to the foregoing the Agreement would be amended as follows:

(i)	Exhibit B-1, CSG PRODUCTS AND WORKSTATIONS, would be modified by adding the following Products, which would, upon implementation under a mutually agreed upon statement of work, be included in the license granted to Customer under Section 12 of the Agreement:

CSG Expanded License Software

CSG Workforce Management®

CSG TechNet®

CSG Products	Quantity
CSG Workforce Management®	*,*** ***********
CSG TechNet®	**,*** *********** (********** ***)

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

(ii)	Exhibit B-1(a), CSG PRODUCT DESCRIPTION, would be modified by adding the following:

CSG Workforce Management®: CSG Workforce Management® is a client-server application for routing and dispatching activities that receives and updates work orders from CSG’s CCS billing systems and assigns work orders to technicians based on each technician’s skills, location and availability.

CSG TechNet®: CSG TechNet integrates with CSG Workforce Management to allow field technicians to receive and manage work orders on a wireless device without dispatcher assistance.

(iii)	Schedule F, Section 1 under CSG LICENSED PRODUCTS, would be modified by adding Section C, CSG Workforce Management and CSG TechNet, as follows:

*.	********* **********

*********** ** ********* ** *******	*********	***
********** ********** (**** *) (**** *)	*******	****,***.**
*. ********** ********* ********** ****** ******* ********
*. ********* **********
*) ********* ******** ******* (*** ***********)	*** *******	***,***.**
*) ******** *********** (*** ***********)	********	**,***.**
*) ********** ********** ******** (*** **********)	*******	***.**
*. ******* (******* *******)
*) ********* ******* ******* (*** **********)	*** *******	****.**
*) ****** *********** (*** **********)	********	****.**
*. *** ******* ********* **********
*) ********* ******** ******* (*** ***********) (******* ** ** ******** ********* *******)	*** *******	**,***.**
*) ******** *********** (*** ***********) (******* ** ** ******** ********* *******)	********	****.**
*) ********** ********** ******** (*** ***********)	********	****.**
*) ************ (*** ***********) (*** ** ****** ***,***)	*** *******	****.**
*. ************ (*** ******) (**** *)	*** *******	*****

**** *: *** ********* ********** ****** *** ** ********* ***** **** ******* ****** *** ** ** ****** ******** (**,***) ********** *********** ***** **** * ***** ** *** (*) ********* ********** ******* ** **** (*) ******* ********. ******* * ***** ***** ********* ********** ****** ******* ******* *** *********** ** ****** ** *** ******** ***** ******* *** ****** ***** (*,***) ********* ********** ******** *** ****** ******** (**,***) ******* ********. *** ************* ********, *** ********* ********** ****** *** **** *** ******* *** ******* ********* ********** ********, ** *** ******* ** ********; *** *** ******* *** ******* ********* ********** ******** ** ***’* **** ******* *****.

79

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

**** *: ** ** ****** *****, *** **** **** ******* ** ***, ******** **** ****** ** *** *** ****** ** ********* ********** ******* *** ******* ******** ** ** *****.

**** *: *** ************ ******** *** ********* ********** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ************ ******** *** **********. *** **** ***** ** ***** *** ************ *** *** *** ***** *** (*) ******** ************* ** *** ********* **********®, ******** **** *** ****** ** **** ****** *** **** ******** ************ ***** *** ****** **** ******* ****** ******** ******* (****,***.**) *** ********** ** *** *** ******** ************* ***** ** ****** ****** ***** ****** ********* **** *** ************ **** ********** ** *** ********** *** *** *** ******** ************, *** ** ***** **** ** ********* ****** **** ******.

6.	Annual Support Hours (“ASH”)

(a)	Exhibit A-1, Section 7, entitled ANNUAL SUPPORT HOURS (“ASH”), subsection (a) would be deleted in its entirety and replaced with the following:

(a)	For the fees set forth in Schedule F, CSG shall make available to Customer **** ******** (*,***) *** ***** *** ***** ** **** ** *** ******* ****** ********** ****** *** *** **** ** *** *********. Any unused ASH will be lost and Customer shall not be entitled to a refund of fees or credit in hours for any subsequent month.

(b)	Note 3 in Schedule F, Section I.C under CSG SERVICES, shall be deleted in its entirety and replaced with the following:

3.	CSG shall make available to Customer **** ******** (*,***) ******* *** ***** (******* ** *** ***** *** ***** ** ******* * ** ******* ***** **** *********).

7.	Equipment and Designated Environment

(a)	Section 6, entitled EQUIPMENT PURCHASE, would deleted in its entirety and replaced with the following:

EQUIPMENT PURCHASE.

(a)	Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (“Required Equipment”) that are necessary at Customer’s place of business in order for Customer to utilize the Services and the Products. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At Customer’s request and subject to the terms and conditions of a statement of work, CSG will consult with, assist and advise Customer regarding Customer’s discharge of its responsibilities with respect to the Required Equipment, and Customer may purchase from CSG any Required Equipment on terms and conditions set forth in a separately executed purchase agreement.

80

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

(b)	If necessary for Customer to receive the Products and/or Services, Customer may purchase from CSG a data communications line from CSG’s data processing center to each of Customer’s system sites receiving Products and/or Services (“System Sites”), as appropriate. Customer shall pay all fees and charges in connection with the installation and use of any peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

8.	Designated Environment: Section 11, entitled Designated Environment, would deleted in its entirety and replaced with the following:

Designated Environment. “Designated Environment,” means the then-current combination of other computer programs and hardware equipment that CSG specifies for use by all of its customers with the Products and Services as set forth on CSG’s customer extranet website (https://my.csgsupport.com) or succeeding site, which can be accessed by Customer upon request, or otherwise approved by CSG in writing for Customer’s use of the Products and Services at the System Sites. Customer (or any third parties permitted access in accordance with Section 12(d)(ii) below) may use the Products only in the then-current Designated Environment; provided, however, that CSG will provide to Customer no less than ****** (**) ****** prior written notice for any changes to the hardware and/or software in the Designated Environment solely related to (a) the operating system, or (b) CSG’s Products or Services that are under CSG’s sole and exclusive control, and to the extent applicable, CSG will provide to Customer prior written notice as soon as reasonably practicable for any other changes to the hardware and/or software in the Designated Environment. With respect to any other hardware and/or software identified in the Designated Environment that is licensed by CSG from a third party, CSG shall continue to include such hardware and/or software in the Designated Environment until such products are no longer supported by such third party. CSG shall promptly notify Customer upon learning that a third party vendor will cease supporting any particular hardware or software. CSG shall give ****** (**) ******** **** prior written notice to Customer of changes to the Designated Environment that do not require Customer or its Subscribers to upgrade its computer programs or hardware equipment, and will notify Customer in writing of changes that would necessitate training of Customer’s customer service representatives at least ****** (**) ****’ prior to the implementation of the change. In cases where CSG becomes aware that Customer is not operating its hardware or software in conformance with the Designated Environment, CSG will notify Customer of its knowledge of such nonconformance and support the Products within the non-compliant environment; however, the Parties agree that: (i) any support offered with respect to hardware or software operating outside the Designated Environment will be limited to the extent that the manufacturer or vendor of the hardware or software continues to provide general support for such hardware or software versions; and (ii) although CSG shall use commercially reasonable efforts to provide Support Services, CSG shall not be subject to damages that are directly related to malfunctions of the Products caused by Customer’s use of the Products in such noncompliant environment. Customer further agrees that CSG will not have any responsibility or liability in connection with malfunctions or any damage resulting from any modifications to the Products not authorized by CSG. If Customer questions the necessity of upgrading to any new Designated Environment as requested by CSG, CSG shall meet with Customer to discuss the proposed changes in an effort to reach mutual agreement on the minimal level of changes to Customer’s equipment that are necessary. It is understood and agreed that Customer’s failure to keep its environment in compliance with the Designated Environment (a “DEG Failure”) shall not be deemed to be a material breach of this Agreement or the license granted hereunder; provided, however, that to the extent that CSG’s performance under this Agreement is hindered due to such DEG Failure, such reduced level of performance shall not be deemed a material breach of this Agreement.

81

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

9.	Other Material Terms & Conditions

(a)	Section 17, entitled NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY, would be deleted in its entirety and replaced with the following:

NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR ANY DAMAGES OTHER THAN THE FOLLOWING UNDER A AND B BELOW (COLLECTIVELY “CLAIMS”):

*.	DIRECT DAMAGES, OR

*.	******** ******* ********** **** ** ******* **** *** ** ***’* ************ ********** ** ********’* ******** ***** ** **** ************ ********** *** **** ****** ** ***.

****** ** *** ***** ** ****** * *****, NEITHER PARTY SHALL BE LIABLE FOR DAMAGES SUCH AS CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR OTHER LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE OTHER PARTY’S CLAIMS OR THOSE OF THEIR AFFILIATES (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, DELIVERABLES, OR SERVICES, THIRD-PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. *** ********* ********* **** ****** ***** ** ***** ********** *** ***** **** ******* ** *** ****** ***** *** ****** *** ****** ******** **** ** ******** ********* ** *** ******** ******* ** ******* ******** **** ******** ****** *** ****** (*** “***”).

DESPITE THE FOREGOING EXCLUSIONS AND LIMITATIONS, THIS SECTION 17, INCLUDING, BUT NOT LIMITED TO, THE CAP, SHALL NOT (I) APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, (II) APPLY TO THE EXTENT THAT THE LIABILITY ARISES OR RESULTS FROM FRAUD OR (III) BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE:

*.	****** *****’* *********** ** *** ***** *** ********* ** ******** ** *** ***** *********;

82

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

*.	****** *****’* ********* ** ********** **** ******* ********* **** ********* ** ******** ******** ****** ** ******** ******; **

*.	*** ***** *************** ***********, *********, *** *** ******* **, *** *************** *********** *** ***** ** ******* ** (*********) ** ******* ** (***************).

(b)	Section 20 entitled TERMINATION ASSISTANCE would be deleted in its entirety and replaced with the following:

The term “Termination Assistance” shall mean reasonable termination assistance relating to the transition to another vendor or system as further described in Schedule E. Upon expiration or earlier termination of this Agreement by either party for any reason, and provided that Customer has paid CSG any and all Undisputed fees and expenses due hereunder, CSG will provide Customer reasonable Termination Assistance, as provided by Schedule E, for up to *** ******* ****** (***) ******** **** from the effective date of termination relating to the transition to another vendor.

(c)	In Section 26, entitled AUDIT, the first sentence would be deleted in its entirety and replaced with the following:

No more than once in any ****** (**) ***** period during the term of this Agreement and for ****** (**) ****** after its termination for any reason or expiration and upon not less than ****** (**) ******** **** prior written notice to CSG, and during normal business hours, Customer may conduct an audit of CSG’s records regarding Reimbursable Expenses and all other payments made by Customer to CSG to verify that Customer has paid the correct amounts during the preceding ******** (**) ***** period.

(d)	Section 27, entitled INSPECTION, the first sentence would be deleted in its entirety and replaced with the following:

No more than once in any ****** (**) ***** period during the term of this Agreement and for ****** (**) ****** after its termination or expiration for any reason, CSG or its representative (who shall execute a confidentiality agreement with Customer, in form reasonably acceptable to Customer) may, upon not less than ****** (**) ******** **** prior written notice to Customer, and during normal business hours, inspect the files, computer processors, equipment and facilities of Customer which are relevant to this Agreement during Customer’s normal business hours for the sole purpose to verifying Customer’s compliance with this Agreement.

10.	*** *********

(*)	*** ********** *** ************ ******** ** *** ********* ***** ********** **** ******** *********, *****, ******** *** ************* ** ***’* ******* ** *** ****** *********** ******* ***** ** ********* ** **** *********.

83

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

(*)	**** ** ***** *** ******** ** *** ******, ** **********, *** ******* *** ********* ***** *****:

(*)	*** *** ******** ***** ******** ***** **** *** ********* ***** *** ******** ** ******* ** *** *** **** ***** ***** ******* ** **** **** ******-**** (**) ****** **** ******** ** *** ****** *** ** ***** **** ******** **, ****. ** ******** *** ******* ********* *** ***** **** ****** *********** ** *** ** ******** **, ****, *** ***** ****** *** **** ** ********* *** ************ ** ***** * ** ***** **, ****; ********, *******, **** ** ******** *** *** ***** ******** ** ** ***** **, **** *** ** ***’* ******* ** ******* ******** ********* *** ****** ******* *********** ** ******** ********’* ********* ** ***, **** *** ***** ****** *** **** ** ********* *** ************ ** ***** * ** ******* **, **** ****** ***** **** *** ***** *** ********** ** *** ********* ** ******* ** *** ********* ***** *******. *** ******* ********** **** ********’* ****** ************* ***** ** ********* ** * ********** ********* ** *** ** *** ************** *****.

(*)	** **** ** *** ******** ** *** ******, *** ******* **** **** ** ******* ********’* ****-******* ************ *** ******** *** ********** ********, ********, ********, ******** *** ******* ***** *** ********** ******** ** *** *** *********** **** *** ******* *** ******* ** ******** ***** **** ****** ********** ** **** ********* *** ***** ********** ** ****.

(*)	****** ******* *********** ***** ** *********** ** ******** ** *** ******* * ** **** ******** * (“******* *”), ***** ***** *******, *** *** ** ******* ** ********* ** ***, ************ ******* ***** * *********** ******** *** *********** ** ******** ** ******* *, *** ******* ** *** ******** ********** ************ (“***”) ** ******** ** ******* *. **** ****** ******* *********** ***** ******* ** ******* ***, ***** ***** ******:

(*)	***’* ********* ** *** *********** ******* *** *********** ***** ** ******** *** ****** ******* ***********, *** ***** ** ***** **** ** ********* ** ********** ***** ** *** ******, *** ***** ** ********* ********* ** ******* *** ******* ******-**** ******** (***,***) *****.

(**)	*** ********* ************ ******* ** **** ********** ***** **** **** ********** ******** ** ***** *, *** ********** ** * *** ******* ****** *** ****** **** **** ******** ** *** ********** ***** ********** ****** ******* *********** ******** *** ************ ********** ** ******** * *** *(*) ***** ** ******** ** ** ********** **** ** ********.

(***)	********-******** *******, *********, ****** *** ************* *** *** ************ ** *** ******** ** ***** *** ********* ***** ****** ** * ******** *********, ***, ** *** ** ***, ***** ***** ** ****** *** ****** ** * **** *** ********* ***** ******* *** *** ********. *** ******** ** *************, *** *********** ***** *** ********* ** *** ** ********** ******** ********** ************ (“***”) ** ******* ********* ** ******* *, **********, ****** *** ****** ******* *********** ***** *** ** ******** ** ******** *** ******** ** **** ** ***.

(**)	*** ***** *** ******** ********* ****** *** ****** ******* ***********, ** ********* ** ******* *, ***** ** *********** **** **** ***** * *** ***, *** *** **** ******** *** ***** ***** ******** *** **** ******. ** ** *********** **** *** ************** **** **** **** ***** **** *******, ** *******, * ***** ******* (***) ******** ** ********* ***** **** ************** **** * ****** **** **** *** *** **** ******** **** ** ******** *** **** *** *** ** ***. *** ********** *** ************ ********* ** **** ******* *** ******* * ***** ** *********** **** ******** ******* *** **************** ******** ** ******* *.

84

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

(*)	*** ******* ********* **** ***** * **** *** ** ********* ***** ******** **, ****, ******* ** ********** **(*)(*) *****, ********* ******** ***** **** ** ******* ** ***’* *** ******** *** **** ********** ********* *** ***** *, *** ********* ***** ** ******** **** **** *** ********** ** ***’* ************** ******* ****** ** *** ***** ** ******* *** ******** **** ***’* ******** ********** ******** ** ***. ****** *** ****** ****** ***** ******** *** *********** ** **** *** *** ***, ********’* ******** ** *** *** *** ******* ******** *** ******** ***** ****** ** ******, *** **** ******** *** ******** ***** ******** ** ** ****** ** ** ******** ****** *** ******* ** *** ***** “********” *** “********” ** **** ** *** ********* ** *******.

85

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT 1

[Remainder of Exhibit redacted for confidential treatment.]

86

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

EXHIBIT 1 (a)

[Remainder of Exhibit redacted for confidential treatment.]

87

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

SCHEDULE M

Designated Environment and Required Equipment Variances

[Remainder of Schedule redacted for confidential treatment.]

88

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Execution Version

SCHEDULE N

Designated Environment (as of the Effective Date)

(SEE ATTACHED)

89

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

*** Confidential Treatment Requested and Redacted Material has been separately filed with the Commission.

CSG Vantage Designated Environment Effective Date 7/25/09
Last Reviewed 10/30/09 – no changes

Using Vantage in the ACSR and/or ACP Voice Environment

The ACSR product runs on a TCP/IP network with a Sun Server acting as the SNA gateway. ACSR and Vantage can run on the same workstation but consideration must be given during installation to the overall network and workstation configuration. If the Vantage workstation is to use an existing AT&T Global Services circuit and that workstation does not have an InterNIC registered TCP/IP address, then additional consideration must be given to router configurations.

Consideration must be given to the overall environment in which Vantage runs. TCP/IP does not provide load balancing or prioritization on the line. Therefore, if an AT&T Global Services multi-protocol circuit is used for both Vantage and CCS/ACSR, consideration must be given to the estimated amount of activity that will be generated from Vantage. For all ACSR installations, prioritization is given to SNA traffic rather than TCP/IP based traffic. Consult CSG for specific installation and configuration information.

If the Vantage PC is to be used in the ACSR environment, the ACSR PC Workstation Requirements should be used for both Vantage and ACSR, with the inclusion of the additional Vantage software.

Vantage Hardware (1)

Processors

IBM, Compaq, and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified.

Minimum PC Requirements

IBM, Compaq, or Dell Pentium 166 MHz or better; 1 gig RAM or greater (2); 1.2 GB hard drive or larger (128 MB free space); CD-ROM; and a 56 KB modem (3)

Vantage Software (4)

PC Operating System Options

Windows XP (Professional)

Oracle 10g Release 2, 32-bit Client for Windows

Forest & Trees® Builder Edition 7.0 (plus maintenance)

Leased TCP/IP multi-protocol connection with minimum 56 KB (for example, AT&T Global Services), or

Dial-up connections through the AT&T secure network, or

(1)	Vantage will operate only on a PC.
(2)	1 Gig of Ram or greater is recommended
(3)	A modem is required only for dial-up connectivity.
(4)	All software must be loaded and operated per workstation. Network server versions and/or operations are not supported.
(5)	TCP/IP connectivity with an InterNIC registered TCP/IP address to CSG’s Millennium Data Center in Englewood, CO. The Vantage

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

CSG Screen Express® Designated Environment

Effective Date August 2009

Last Reviewed 11/1/09 – no changes

workstation must exist on the TCP/IP network.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

*** Confidential Treatment Requested and Redacted Material has been separately filed with the Commission.

Vantage ® Plus Designated Environment Effective Date 7/25/09
Last reviewed 10/30/09 – no changes

CSG Vantage ® Plus may be accessed via Internet, or by direct line. Customer must have Internet Explorer 6.0 or higher installed. Customer is responsible for connectivity.

Vantage ® Plus Hardware Requirements

PC Requirements

IBM, Compaq, or Dell - Pentium 166 MHz or better; 1 Gig RAM or greater is recommended; 1.2 GB hard drive or larger (128 MB free space).

Vantage ® Plus Software Requirements

Operating System Requirements

Windows XP Professional

Other Software

Internet Explorer 6.0 or greater

Adobe Acrobat Reader (www.adobe.com) for PDF viewing and downloading

WinZip (www.winzip.com) or other decompression utility

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*** Confidential Treatment Requested and Redacted Material has been separately filed with the Commission.

CSG Statement Express® Designated Environment Effective Date: 11/1/07
Last reviewed 10/19/09 – no changes

CSG Statement Express Client - Stand Alone Environment (1)

Platform Supported

OnDemand Content Manager version 7.1.2.0

See current Designated Environment requirements for Windows XP or Windows 2000

Desktop Software Requirements

IBM OnDemand

Minimum Processor

An IBM-compatible PC with an Intel Pentium or Celeron 500 MHz

Minimum Free Disk Space

100 MB of free hard disk space

Minimum Memory

128 MB of RAM

256 MB of RAM is recommended when running Statement Express with multiple desktop applications

Network Cards/Devices

Ethernet or Token Ring network adapter

Minimum Video Requirements

A super-VGA and adapter with at least 1024x768x256 colors

Printer

Any MS Windows supported printer

CSG Statement Express Client - ACSR Integrated API Version 2 (2)

Platform

See current Designated Environment requirements for ACSR

Desktop Software Requirements

Adobe Acrobat Reader version 7.0 or higher (Requires Plug-ins)

Internet Explorer 6.0 or higher

Minimum Processor

See current ACSR Designated Environment

Minimum Free Disk Space

See current Designated Environment requirements for ACSR.

Minimum Memory

See current Designated Environment requirements for ACSR

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

CSG Screen Express® Designated Environment

Effective Date August 2009

Last Reviewed 11/1/09 – no changes

(1)	Requires INTERNIC registered address.
(2)	Requires CSG ACSR and INTERNIC registered address.
*	IBM OnDemand shall only be used with CSG Statement Express and the integrated applications and shall not be used with any other product or service of CSG or any other third party.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

*** Confidential Treatment Requested and Redacted Material has been separately filed with the Commission.

CSG Screen Express® Designated Environment

Effective Date August 2009

Last Reviewed 11/1/09 – no changes

Note: CSG Screen Express requires CSG ACSR and AOI. The AOI functionality that enables Screen Express functionality is included in the Screen Express license. AOI has other functionality than what is being used in Screen Express.

CSG Screen Express is inherent to the ACSR product and therefore requires the ACSR product to execute properly. Please refer to the ACSR DEG to ensure that all ACSR requirements are met before utilizing Screen Express.

Screen Express / ECR - CTI Server Requirements

CTI Server Environment:

Windows Server Class machine – Dual P4 2.4 GHz or greater, 4 GB RAM, 80 GB available hard drive space, local network IP connectivity, Windows 2000 Server/2000 Advanced Server/2003 Server with latest service packs, IIS 5.0 or greater, MS .Net Framework 2.0, MS SQL 2000 or greater. Networking – server requires FTP access to outside (IntraNext Systems) and internet access.

(Drive space based on 60 days CDR retention)

Screen Express Desktop Workstation

Windows Workstation Class machine – P4 1200 MHz or greater, 512 MB RAM, 30 MB available hard drive space; Windows 2000(+Pro)/Windows XP(+Pro)/Windows Vista Business/Ultimate, MS .Net Framework 2.0.

Screen Express / ECR - supported ACD integrations

Aspect ACD – CallCenter Software version 6.2 or greater. Requires one of the following configurations:

•	Application Bridge Link (Ethernet)

•	Contact Server 5.2 or greater.

Avaya Communications ACD – System Software version 6.0 or greater. Requires one of the following configurations:

•	Legacy MAPD board and available ASAI link (ASAI-plus required for Adjunct routes in vectors)

•	AES server with DLG (Definity LAN Gateway) license package (ASAI-plus required for Adjunct routes in vectors)

•	AES server with dedicated TLink and basic TSAPI licenses equal to total number of monitored devices (agent phones, IVR ports, etc.) AES advanced TSAPI license required for Adjunct routes in vectors

Nortel/Meridian ACD – Any Nortel Meridian ACD Software Release 25.30 or greater/CS1000 system that supports and includes one of the following configurations:

•

SCCS (Symposium Call Center Server) version 5.0 and Nortel TSP (TAPI Service Provider) 2.3 or greater, including TSP licensing equal to the total number of monitored devices (Screen Express seats, IVR ports, etc.)

•	SCCS 5.0 and CCT (Communication Control Toolkit) 5.0 including above named TSP licensing

•	CCMS (Contact Center Management Server) 6.0 and CCT 6.0 including above named TSP licensing

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CSG Screen Express® Designated Environment

Effective Date August 2009

Last Reviewed 11/1/09 – no changes

Aastra (Intecom) IBX – For CTI functionality the switch platform must be an E series (E3M, E14M, E21M, etc.) running software release 4.10 or greater. Software packages must include PRI (Primary Rate Interface), ANI support, and an available OAI (Open Application Interface) Link.

Siemens/Rolm – HICOM 300 series (9751/9006 or greater) with CallBridge for Workgroups (CSTA version only).

Additional Features and Notes

Enhanced Call Routing: Current certification for this functionality exists with the following switch types. For additional switch integration please contact your account specialist.

Aspect ACD – CallCenter Software version 6.2 or greater. Requires one of the following configurations:

•	Application Bridge Link (Ethernet)

•	Contact Server 5.2 or greater.

Avaya Communications ACD – System Software version 6.0 or greater. Requires one of the following configurations:

•	Legacy MAPD board and available ASAI link (ASAI-plus required for Adjunct routes in vectors)

•	AES server with DLG (Definity LAN Gateway) license package (ASAI-plus required for Adjunct routes in vectors)

•	AES server with dedicated TLink and basic TSAPI licenses equal to total number of monitored devices (agent phones, IVR ports, etc.) AES advanced TSAPI license required for Adjunct routes in vectors

Outbound Dialer Integration: Current certification exists on the following Dialers. For additional dialer integration please contact your account specialist.

•	Avaya PDS Dialer (formerly Mosaix) using DDE connection

•	Davox Dialer using IP socket connection

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

DirectNet Designated Environment

Effective Date 7/1/09

Last reviewed 10/19/09 – no changes

DirectNet Hardware

Processors

1ghz or greater

Minimum PC Requirements

Any PC running one of the following operating systems:

Windows XP

Windows Vista

Other Software

Internet Explorer 7.0

Microsoft Silverlight 2.0

Adobe Acrobat Reader 7 or higher (www.adobe.com) for PDF viewing and downloading

MS Word 2003 or 2007

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

Precision eCare™ Designated Environment

Effective October 1, 2009	Version 1.5

Precision eCare in a Service Bureau Environment

CSG operates and maintains the product on its hardware and software and provides URL link(s) for the client web site. Precision eCare also supports Kiosk services.

Precision eBPP - electronic bill presentment and payment, including for Kiosk

•	Online (XML) Statements, Enhanced Statement Presentment (ESP)

•	PDF Statements, Adobe Reader plug-in (Windows) 8.0+, English

•	Internet Explorer (Windows) 7.0 & 8.0 (1), Safari (Windows/MAC) 3.0+, Firefox (Windows/MAC) 2.0+

•	KIOSK Local Browser, Internet Explorer (Windows: XP) 7.0

•	Required Enabled Browser Options, Java Script, Cookies, and 128-bit SSL Encryption Support

Precision eCommerce – online ordering (Formerly Self-Care)

•	Internet Explorer (Windows) 7.0 & 8.0 (1), Safari (Windows/MAC) 3.0+, Firefox (Windows/MAC) 2.0+

•	Required Enabled Browser Options, Java Script, Cookies, and 128-bit SSL Encryption Support

The Administration Designated Environment for the customer:

•	Internet Explorer (Windows) 7.0 & 8.0 (1)

•	Required Enabled Browser Options, Java Script, Cookies, and 128-bit SSL Encryption Support

(1)	Support for Internet Explorer 6.0 will expire March 1st 2010
**	Once an upgraded browser version is added to the DEG, Precision eCare will drop the oldest version of that browser by default.

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

ACSR® Windows Designated Environment

for Cycle E environments only

Effective Date: November 2009

Last Reviewed 9/21/09

The ACSR product includes:

•	ACSR 6.x

Supported Operating Systems - ACSR Family of Products

ACSR
Operating System
Windows Vista Business(1)	Yes
Windows XP Professional(2)	Yes

(1)	Windows Vista Business

•	Windows Vista Business is supported.

•	Windows Vista Home edition is not supported.

•

Proper installation of ACSR on Windows Vista requires the ACSRInstallUtility to be installed prior to installing ACSR. For best results it has been found that the UAC should be turned off while installing the Install utility and once completed the UAC can be turned on and the system should be re-started. This install utility will handle the permissions required to register the .dll and .ocx files used by the ACSR application.

(2)	Windows XP

•	Windows XP Professional is supported

•	Windows XP Home edition not supported

•	CSG strongly recommends running with the latest service pack as provided by Microsoft.

•

Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, then the Microsoft compatible security template that opens up the default access control policy for the Users group must be installed. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

•

To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

ACSR® Windows Designated Environment

for Cycle E environments only

Effective Date: November 2009

Last Reviewed 9/21/09

Server Requirements

Currently Available Server Hardware	Master Distribution Server	Remote Distribution Server
Sun Netra 210	X	X
Sun Fire X2200 M2’s	X	X
Sun Enterprise T5240 (with customer- Configured LDOM’s (virtual servers))	X

•	DVD drive is required for ALL Sun Servers.

•	Server model, number of CPU’s, memory and disk storage are based on customer’s requirements.

•	Server hardware not listed above should be reviewed by CSG.

REQUIRED SERVER SOFTWARE

(The current version of all listed software will be used unless otherwise noted)

	ACSR (Master ONLY)	ACSR (Remote Only)	ACSR W/CIT(1)
Sun Solaris v2.8 and v2.9 (v8 or v9) with current patches (kernel patch 117350-06 or higher) Sun Solaris 10(2)	X	X	X
Sun Solaris 10 x86-64bit AMD(3)	X	X	X

Samba software - versions available:
1.9.15p8 (requires ports 137, 138, & 139
      open on customer firewall/switches)
3.1.14a (requires port 445 open on customer
      firewall/switches and Solaris v 2.8 or higher)

	X	X	X
Hewlett Packard JetAdmin for Solaris (bundled with HP JetDirect) v 10.34	X	X	X
Veritas Volume Manager current version			X

(1)

CSG no longer sells CIT in a non-hosted environment. Hosted CIT requires client to purchase CSG’s “Third Party Communications Software”; Hosted CIT client does not need to purchase Oracle and Tuxedo licenses.

(2)	Sun Solaris 10 without containers.
(3)	Sun Solaris 10 x86 is currently only certified with Sun Fire X2100 M2.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

ACSR® Windows Designated Environment

for Cycle E environments only

Effective Date: November 2009

Last Reviewed 9/21/09

Printing

CSG recognizes that printing reports is a crucial part of managing business and has provided the following section below when considering new printers for purchase or determine if existing printers can be compatible.

As there is a vast amount of printer manufacturers and models available and the different technologies used, CSG cannot certify nor guarantees that each model will work as expected. Clients are responsible for obtaining printers they wish to test as well as verifying all printing functionality. As a reference, listed below are printer manufacturers/models that at one point have been used by CSG clients or are upgrade equivalents.

Additional information on CSG Form types and on the process of setting up the print spooler is available upon request. Please contact your SBU Representative.

Printer Guidelines / Recommendations

1) Network Connectivity: Hewlett Packard External Jet direct EX module with SNMP capability (Printer interface external box required for system printing).

2) Printer RAM: Ensure the printer selected has the necessary RAM to support the job types and job sizes requested to be spooled for print.

3) Alebra Brixton OpenClient software for Solaris minimum release R4.1.3.5; Allows 3287 emulation for mainframe printer connections. Provides CSG the ability to troubleshoot print job data from the mainframe to the spooler (server disk).

4) Network Cards/Devices: Sun Network Interface Hardware required with third party network providers.

Printers

Suggested printer manufacturers/ models:

IBM 6500 all models (For reports) (with parallel port) (do not order with internal Ethernet card) (New by manufacturer) (Replaces several of the IBM 6400 models)

IBM 4247 model 003 (For reports) (with parallel port) (do not order with internal Ethernet card) (New by manufacturer) (Replaces the IBM 4226, 4230, and 4232 models)

Lexmark 4227 Plus - (work order printer)

Okidata ML 320 Turbo - (For cash register receipts)

LaserJet Printers (For screen prints) - Most LaserJet printers should be compatible.

Please Note: Additional software is needed to support printing

1) Current version of Rumba is required for all cash register receipt/ outage detection printing.

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ACSR® Windows Designated Environment

for Cycle E environments only

Effective Date: November 2009

Last Reviewed 9/21/09

Client Workstation Requirements

ACSR Client Workstation Hardware

Product Type	Operating System	CPU Type/Speed (clock)		RAM
		Minimum(3)	Optimal	Minimum(1)	Optimal
ACSR/ACP	Vista (Business)(1)/ XP (Professional)(2)	500 MHz	1.8 GHz	512 MB	1 GB

(1)	Windows Vista

•	Windows Vista Business supported.

•	Windows Vista Home edition is not supported.

•

Proper installation of ACSR on Windows Vista requires the ACSRInstallUtility to be installed prior to installing ACSR. For best results it has been found that the UAC should be turned off while installing the Install utility and once completed the UAC can be turned on and the system should be re-started. This install utility will handle the permissions required to register the .dll and .ocx files used by the ACSR application.

(2)	Windows XP

•	Windows XP Professional is supported

•	Windows XP Home edition not supported

•	CSG strongly recommends running with the latest service pack as provided by Microsoft.

•

Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, then the Microsoft compatible security template that opens up the default access control policy for the Users group must be installed. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

•

To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

(3)	Minimum Requirements are specific to the ACSR application itself. Requirements do not take into consideration if additional desktop applications are loaded/running.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

ACSR® Windows Designated Environment

for Cycle E environments only

Effective Date: November 2009

Last Reviewed 9/21/09

ACSR Client Workstation Software

Operating Systems	Platform
	Windows Vista (Business)(1)	Windows XP (Professional)(2)
Microsoft Vista Business	X
Microsoft XP Professional through Service Pack 2.0		X
Host Access
Rumba version 7.4 (3)	X	X

(1)	Windows Vista

•	Windows Vista Business is supported.

•	Windows Vista Home edition is not supported.

•

Proper installation of ACSR on Windows Vista requires the ACSRInstallUtility to be installed prior to installing ACSR. For best results it has been found that the UAC should be turned off while installing the Install utility and once completed the UAC can be turned on and the system should be re-started. This install utility will handle the permissions required to register the .dll and .ocx files used by the ACSR application.

(2)	Windows XP

•	Windows XP Professional is supported.

•	Windows XP Home edition not supported.

•	CSG strongly recommends running with the latest service pack as provided by Microsoft.

•

Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, then the Microsoft compatible security template that opens up the default access control policy for the Users group must be installed. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

•

To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

(3)	Clients utilizing IP Gateway do not need Rumba for ACSR. Rumba access required for CCS based transactions, report management, cash register receipt and outage detection printer support.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

ACSR® Windows Designated Environment

for Cycle E environments only

Effective Date: November 2009

Last Reviewed 9/21/09

Database/Reporting	Platform
	Windows Vista (Business)(1)	Windows XP (Professional)(2)
Oracle SQL Net v2.1.4.1.4 runtime (for CIT; for PCs with Forest & Trees® reporting tool)	X	X
Forest & Trees® Builders Edition v7.0 or higher (Optional reporting tool for PCs performing reporting queries)	X	X
Oracle 10g Release 2, 32 - bit client (3)	X	X

(1)	Windows Vista

•	Windows Vista Business is supported.

•	Windows Vista Home edition is not supported.

•

Proper installation of ACSR on Windows Vista requires the ACSRInstallUtility to be installed prior to installing ACSR. For best results it has been found that the UAC should be turned off while installing the Install utility and once completed the UAC can be turned on and the system should be re-started. This install utility will handle the permissions required to register the .dll and .ocx files used by the ACSR application.

(2)	Windows XP

•	Windows XP Professional is supported.

•	Windows XP Home edition not supported.

•	CSG strongly recommends running with the latest service pack as provided by Microsoft.

•

Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, then the Microsoft compatible security template that opens up the default access control policy for the Users group must be installed. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

•

To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

(3)	Oracle 9I client for Windows 9.2.04 will continue to be supported.

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CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.

ACSR® Windows Designated Environment

for Cycle E environments only

Effective Date: November 2009

Last Reviewed 9/21/09

1	CSG Workforce Management® System Requirements

CSG Workforce Management® is supported on two Microsoft Windows Operating Systems — Windows XP and Windows Vista. The minimum specification for each environment is listed below.

Minimum System Requirements for running CSG Workforce Management® on Windows XP

•	Service Pack 2 Installed

•	Pentium 450 MHz processor (1 GHz is recommended)

•	256 MB of RAM (512 MB is recommended)

•	1.5 GB of available space on the hard disk

•	CD-ROM or DVD-ROM drive

•	Keyboard and a Microsoft Mouse or some other compatible pointing device

•	Video Adapter and monitor with Super VGA (800x600) or higher resolution

•	Sound card

•	Speaker or headphones

Minimum System Requirements for running CSG Workforce Management® on Windows Vista

•	2.8 GHz 32-bit (x86) or 64-bit (x64) processor

•	1 GB MB of RAM (2 GB RAM is recommended)

•	40 GB hard drive with at least 15 GB of available space

•	Support for DirectX 9 graphics with:

•	WDDM Drive

•	128 MB of graphics memory (minimum)

•	Pixel Shader 2.0 in hardware

•	32 bits per pixel

•	DVD-ROM drive

•	Keyboard and a Microsoft Mouse or some other compatible pointing device

•	Sound card and audio output

Note: CSG Workforce Management® will function on each supported operating system with these minimum hardware components. However, speed and performance are key issues when determining whether your computer is up to the task of performing with any of these operating systems.

Required Software for all Operating System Environments

CSG Workforce Management® 6.1.0

Internet Explorer 7.0

Microsoft Excel

Adobe Acrobat Reader

Citrix Compatibility

CSG Workforce Management® 6.1.0 is also built to be used in a Citrix environment. A separate document is required to better understand the minimum system requirements for the Citrix environments.

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CSG Workforce Express® 6.1.0 Designated Environment

Effective Date: September 26, 2009

2	CSG TechNet® Supported Platforms

CSG TechNet® Platform	Operating System	Browser	TechNet Platform	Markup Lang	Bluetooth®	Signature Capture	Receipt Printing	Credit Card Swipe	Bar Code Scanning	GPS	Store & Forward
Web Enabled Cell Phones		Openwave (4.1.x, 5.0.x, 6.0.x) NetFront v3.3 for Sprint PCS	.wml	WML 1.1 and greater						Nextel i265 Nextel i355 Nextel i615

	Windows Mobile 5.0***	MSIE 4.01 and greater	.htm	HTML 4.0 and greater	Bluetooth®	☒	Citizen CMP-10 Zebra MZ-220	Citizen CMP-10BT	☒		Requires 10MB of Free Program Memory on the device and Messaging and Security Feature Pack

	Windows Mobile 6.0	MSIE 4.01 and greater	.htm	HTML 4.0 and greater	Bluetooth®	☒	Citizen CMP-10 Zebra MZ-220	Citizen CMP-10BT	☒		Yes, requires 10MB of Free Program Memory on the device

	BlackBerry	Blackberry Browser 4.0 and greater	.wml	N/A

Large Screen Devices	Microsoft Windows XP Tablet PC Edition 2005	MSIE 4.01 and greater	.htm .itab	HTML 4.0 and greater

	Windows XP, Vista	MSIE 4.01 and greater	.htm .itab	HTML 4.0 and greater

Please Note: The small screen device section has a number of possibilities that are offered in the marketplace today. CSG has tested a number of these devices and has found each one of them to be slightly different. The devices that we have tested include Symbol 9097, Symbol 7075, Smart Device PPC-6700 (Sprint & Verizon), and the Intermec 700c. If a device that you are looking to deploy in the field is not on the list of tested devices, CSG recommends that you contact our Product Management team to schedule a certification test effort prior to making a purchase decision.

The Zebra MZ-220 receipt printer that appears on this Designated Environment Guide must be specifically ordered using custom part number M2E-0UB00010-01 and includes Zebra V95.08.

***	Please Note: Windows Mobile 5.0 will no longer be supported as of February 1, 2011

Last Review Date: September 26, 2009

CONFIDENTIAL TREATMENT REQUESTED BY CSG SYSTEMS INTERNATIONAL, INC.